UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RIMINI STREET, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RIMINI STREET, INC.
3993 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89169

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On           , 2018

Dear Stockholder:

Notice is hereby given that a special meeting of the stockholders (the “Special Meeting”) of Rimini Street, Inc., a Delaware corporation (the “Company”), will be held at the principal executive offices of the Company located at the Company’s California Operations Center located at 6601 Koll Center Parkway, Suite 300, Pleasanton, California, on                , 2018, at 8:00 a.m., Pacific Time, for the following purposes (which are more fully described in the Proxy Statement, which is attached and made a part of this Notice):

1.	To approve, as required by Nasdaq Stock Market Rules, including Rule 5635(d) (which requires stockholder approval of a transaction other than a public offering involving the sale, issuance, or potential issuance by a company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock), the issuance of shares of the Company’s common stock in a private placement transaction, consisting of:

(i)	2,896,556 shares of common stock issuable upon the closing of the transaction; and

(ii)	up to 28,500,000 shares of common stock issuable upon conversion, or redemption on or as dividends on, and the voting rights, of up to 180,000 shares of the Company’s 13.00% Series A Redeemable Convertible Preferred Stock, including 140,000 shares to be issued to the purchasers that are party to the Securities Purchase Agreement entered into by the Company in connection with the transactions contemplated hereby, in each case subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar capitalization (the “PIPE Proposal”).

2.	To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the PIPE Proposal (the “Adjournment Proposal”).

Pursuant to the amended and restated bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in this Notice of Special Meeting of Stockholders.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PIPE PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

The Board of Directors’ reasons for seeking the approval of the PIPE Proposal are set forth under “Proposal to Approve the Issuance of Securities in connection with a Private Placement” in the attached Proxy Statement.

The Board of Directors’ reasons for seeking the approval of the Adjournment Proposal are set forth under “Proposal to Adjourn the Special Meeting to a Later Date or Dates, if necessary, to Permit Further Solicitation and Vote of Proxies if, Based Upon the Tabulated Vote at the Time of the Special Meeting, there are not Sufficient Votes to Approve the PIPE Proposal” in the attached Proxy Statement.

Who can vote:	Stockholders of record at the close of business on June 22, 2018, (the “Record Date”) for the Special Meeting, are entitled to notice of, and to attend and to vote at, the Special Meeting and any postponement or adjournment thereof. This Notice of Special Meeting of Stockholders and the attached Proxy Statement are first being mailed to the Company’s stockholders on or about , 2018.

How you can vote:	You may vote your proxy by (i) accessing the internet website specified on your proxy card or (ii) marking, signing and returning the enclosed proxy card in the pre-paid postage envelope provided. Stockholders who received their proxy card through an intermediary (such as a broker or bank) must deliver it in accordance with the instructions given by such intermediary.

Who may attend:	All stockholders are cordially invited to attend the Special Meeting in person. Stockholders of record as of the Record Date will be admitted to the Special Meeting and any postponement or adjournment thereof upon presentation of identification. Please note that if your shares are held in the name of a bank, broker, or other nominee, and you wish to vote in person at the Special Meeting, you must bring to the Special Meeting a statement or letter from your bank, broker or other nominee showing your ownership of shares as of the record date and a proxy from the record holder of the shares authorizing you to vote at the Special Meeting (such statement/letter and proxy are required in addition to your personal identification).

Whether or not you plan to attend the Special Meeting in person, you are encouraged to read the attached Proxy Statement and then cast your vote as promptly as possible in accordance with the instructions contained in the attached Proxy Statement. Even if you have given your proxy, you may still vote in person if you attend the Special Meeting and follow the instructions contained in the attached Proxy Statement.

By Order of the Board of Directors
Rimini Street, Inc.

Sincerely,

/s/ Seth A. Ravin
Seth A. Ravin
Chief Executive Officer and Chairman of the Board

Las Vegas, Nevada

                          , 2018

Your vote is important

Whether or not you expect to attend the Special Meeting, you are urged to vote either via the internet website specified on your proxy card, or by marking, signing and returning the enclosed proxy card in the pre-paid postage envelope provided. If you hold shares of common stock through a broker, bank or other nominee, your broker, bank or other nominee will vote your shares for you if you provide instructions on how to vote the shares. In the absence of instructions, your brokerage firm, bank or other nominee does not have the discretionary authority to vote your shares regarding the PIPE Proposal or the Adjournment Proposal. Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

TABLE OF CONTENTS

PROXY STATEMENT	1

PROPOSAL TO APPROVE THE ISSUANCE OF SECURITIES IN CONNECTION WITH A PRIVATE PLACEMENT OF EQUITY SECURITIES	6

PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE SPECIAL MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PIPE PROPOSAL	20

VOTING AND PROXY PROCEDURES	21

SOLICITATION OF PROXIES	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24

OTHER MATTERS AND ADDITIONAL INFORMATION	26

ANNEX A—SECURITIES PURCHASE AGREEMENT	A-1

ANNEX B—FORM OF REGISTRATION RIGHTS AGREEMENT	B-1

ANNEX C—FORM OF CERTIFICATE OF DESIGNATIONS OF 13.00% SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.0001 PER SHARE	C-1

ANNEX D—FORM OF CONVERTIBLE SECURED PROMISSORY NOTE	D-1

PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

RIMINI STREET, INC.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To be Held        ,                , 2018

PROXY STATEMENT

The following information is furnished to each stockholder in connection with the foregoing Notice of Special Meeting of Stockholders of Rimini Street, Inc. (the “Company”) to be held on                , 2018 at the Company’s California Operations Center located at 6601 Koll Center Parkway, Suite 300, Pleasanton, California 94566, at 8:00 a.m., Pacific Time.

The enclosed proxy is for use at the special meeting of stockholders of the Company (the “Special Meeting”) and any postponement or adjournment thereof. This proxy statement (this “Proxy Statement”) and form of proxy are being mailed to stockholders on or about                , 2018.

The Company’s principal executive offices are located at 3993 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169, and the Company’s website is www.riministreet.com.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on            , 2018. This Notice of Special Meeting of Stockholders and Proxy Statement are available at                       .

In accordance with the amended and restated bylaws of the Company (the “Bylaws”), the Special Meeting has been called for the following purposes:

1.	To approve, as required by Nasdaq Stock Market Rules, including Rule 5635(d) (which requires stockholder approval of a transaction other than a public offering involving the sale, issuance, or potential issuance by a company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock), the issuance of shares of the Company’s common stock in a private placement transaction, consisting of:

(i)	2,896,556 shares of the Company’s common stock; and

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(ii)	up to 28,500,000 shares of common stock issuable upon conversion, or redemption on or as dividends on, and the voting rights, of up to up to 180,000 shares of the Company’s 13.00% Series A Redeemable Convertible Preferred Stock, including 140,000 shares to be issued to the purchasers that are party to the Securities Purchase Agreement entered into by the Company in connection with the transactions contemplated hereby, in each case subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar capitalization (the “PIPE Proposal”).

2.	To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the PIPE Proposal (the “Adjournment Proposal”).

Pursuant to the Bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in the Notice of Special Meeting of Stockholders.

Shares represented by duly executed and unrevoked proxies will be voted at the Special Meeting and any postponement or adjournment thereof in accordance with the specifications made therein. If no such specification is made, shares represented by duly executed and unrevoked proxies will be voted “FOR” the PIPE Proposal and “FOR” the Adjournment Proposal.

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Questions and Answers about the Special Meeting and Voting

Q:	What is this document?

A:	This document is the Proxy Statement of Rimini Street, Inc., which is being sent to stockholders in connection with our Special Meeting. A proxy card is also being provided with this document.

We have tried to make this document simple and easy to understand in accordance with U.S. Securities and Exchange Commission (“SEC”) rules. We refer to Rimini Street, Inc. as “we,” “us,” “our,” the “Company” or “Rimini Street.”

Q:	Why am I receiving these materials?

A:	You are receiving these materials because you were one of our stockholders as of the close of business on June 22, 2018, the record date (the “Record Date”) for determining who is entitled to receive notice of and to vote at the Special Meeting. We are soliciting your proxy (i.e., your permission) to vote your shares of Rimini Street common stock upon matters to be considered at the Special Meeting.

Q:	What is the purpose of the Special Meeting?

A:	At the Special Meeting, the stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders. The stockholders are being asked to approve a private placement of 2,896,556 shares of the Company’s common stock and up to 180,000 shares of the Company’s 13.00% Series A Redeemable Convertible Preferred Stock, of which 140,000 such shares will be issued at the Closing of the transactions described herein, which will permit the Company to repay its senior secured credit facility and certain expenses related to the credit facility and the proposed transactions.

Q:	Who may vote at the Special Meeting? What are my voting rights?

A:	As of the Record Date, there were shares of our common stock outstanding and entitled to be voted at the Special Meeting. You may cast one vote for each share of common stock held by you as of the Record Date on the proposal presented at the Special Meeting. Stockholders do not have cumulative voting rights.

Q:	How many shares must be represented to have a quorum and hold the Special Meeting?

A:	The presence in person or by proxy of holders of a majority of our common stock issued and outstanding and entitled to vote as of the Record Date is needed for a quorum at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

Q:	How do I cast my vote?

A:	If you are a stockholder of record on the Record Date, you may vote in person at the Special Meeting or in advance of the Special Meeting. You can vote in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, or, if you prefer, by following the instructions on your proxy card for internet voting. Please have your proxy card with you if you are going to vote through the internet. If you attend the Special Meeting in person, you may request a ballot when you arrive.

If you hold your shares in street name through a broker, bank or other nominee rather than directly in your own name, you are considered the beneficial owner of those shares, and this Proxy Statement is being forwarded to you by your broker, bank or other nominee, together with a voting instruction card. To vote at the Special Meeting, beneficial owners will need to contact the broker, bank or other nominee that holds their shares to obtain a “legal proxy” to bring to the Special Meeting.

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If you hold shares in the name of a broker, bank or other nominee you may be able to vote those shares by internet or telephone depending on the voting procedures used by your broker, bank or other nominee, as explained below under the question “How do I vote if my shares are held in “street name” by a broker, bank or other nominee?”

Q:	How do I vote if my shares are held in “street name” by a broker, bank or other nominee?

A:	If your shares are held by a broker, bank or other nominee (this is called “street name”), your broker, bank or other nominee (your “Financial Institution”) will send you instructions for voting those shares. Many (but not all) Financial Institutions participate in a program provided through Broadridge Investor Communication Solutions that offers internet and telephone voting options.

Q:	How do I change my vote?

A:	You may revoke your proxy and change your vote at any time before the proxy is exercised at the Special Meeting. You can revoke a proxy (i) by giving written notice to the Company’s secretary at the address listed on the first page of this Proxy Statement, (ii) delivering an executed, later-dated proxy or (iii) voting in person at the Special Meeting. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you also vote at the meeting or specifically request in writing that your proxy be revoked. If your shares of common stock are held in street name and you wish to change or revoke your voting instructions, you should contact your Financial Institution for information on how to do so.

Q:	What are the voting standards on each of the proposals?

A:	You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the proposals.

If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining if a quorum exists. If you abstain from voting on a proposal, your abstention will be counted as a vote cast and accordingly will be treated as a vote cast against the proposal.

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I cast my vote?” If your shares are held in street name and you do not provide voting instructions to your Financial Institution as described above, your Financial Institution does not have the discretionary authority to vote your shares regarding the PIPE Proposal or the Adjournment Proposal. Therefore, we encourage you to provide voting instructions to your Financial Institution. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “Broker Non-Vote” will occur if your Financial Institution does not receive instructions from you.

Q:	What vote is required to approve the PIPE Proposal and the Adjournment Proposal?

Under Nasdaq rules and the Company’s Bylaws, the approval of each of the PIPE Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

Q:	What information is available on the internet?

A:	A copy of this Proxy Statement is available for download free of charge at .

Our website address is www.riministreet.com. We use our website as a channel of distribution for important information about us. Important information, including press releases, analyst presentations and financial information regarding Rimini Street is routinely posted on and accessible on the Investor Relations subpage of our website. Information from our website is not incorporated by reference into this Proxy Statement.

In addition, we make available on the Investor Relations subpage of our website free of charge the reports we file with the SEC (e.g., our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements on Schedule 14A, and ownership reports on Forms 3, 4 and 5).

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Q:	What if I return my proxy card (or complete the internet voting procedures) but do not provide voting instructions?

A:	The Board has named Seth A. Ravin, our Chief Executive Officer and Chairman of the Board, and Thomas C. Shay, our Senior Vice President, Chief Information Officer and Secretary, as official proxy holders. They will vote all proxies, or record an abstention or withholding as applicable, in accordance with the instructions you provide.

IF YOU ARE A REGISTERED HOLDER AND SIGN AND RETURN YOUR PROXY CARD BUT GIVE NO DIRECTION OR COMPLETE THE INTERNET VOTING PROCEDURES BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, YOUR SHARES WILL BE VOTED “FOR” THE PIPE PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

Q:	Where can I find voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting and publish final results on a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting (a copy of which will be available on the “Investors Relations” subpage of our website).

Q:	Whom should I contact with questions about the Special Meeting?

A:	If you have any questions about this Proxy Statement or the Special Meeting, please contact the Rimini Street Investor Relations Department by email at IR@riministreet.com or by calling (925) 523-7636.

Q:	What if I have more than one account?

A:	Please vote proxies for all accounts so that all your shares are voted. You may be able to consolidate multiple accounts through our Transfer Agent, Continental Stock Transfer & Trust Company online at www.continentalstock.com or by calling (212) 509-4000.

Q:	Will a list of stockholders entitled to vote at the Special Meeting be available?

A:	In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be available at our California Operations Center, where the Special Meeting will be located, on , 2018, and will be accessible for 10 days prior to the date of the Special Meeting between the hours of 9:00 a.m. and 5:00 p.m., Monday through Friday, at both our principal executive offices in Nevada and our California Operations Center (see the first page of this Proxy Statement for address information).

Q:	Where and when is the Special Meeting being held?

A:	We will hold the Special Meeting at our California Operations Center located at 6601 Koll Center Parkway, Suite 300, Pleasanton, California 94566 on , 2018, at 8:00 a.m., Pacific Time, unless postponed or adjourned to a later date.

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PIPE PROPOSAL

PROPOSAL TO APPROVE THE ISSUANCE OF SECURITIES IN CONNECTION WITH A PRIVATE PLACEMENT

The Company’s common stock is currently listed on the Nasdaq Global Market and, as such, the Company is subject to Nasdaq Stock Market Rules.

Background

As disclosed in the Company’s Form 8-K filed with the SEC on June 18, 2018, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) on June 18, 2018 for a private placement (the “Private Placement”) with several accredited investors (the “Purchasers”). The Private Placement is expected to close in the Company’s third fiscal quarter of 2018, subject to and following approval of the Company’s stockholders of this proposal and the fulfillment or waiver of conditions as set forth in the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, at the closing (the “Closing”), the Purchasers will acquire 140,000 shares of the Company’s 13.00% Series A Redeemable Convertible Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”), 2,896,556 shares of the Company’s common stock, par value $0.0001, and related convertible secured promissory notes (the “Promissory Notes”) with no principal amount outstanding at issuance that solely collateralize amounts, if any, that may become payable by the Company pursuant to certain redemption provisions of the Series A Preferred Stock, for an aggregate purchase price of $140,000,000 (prior to taking into account a discount of $7,000,000 to the face value of the shares of Series A Preferred Stock).

The proceeds of the Private Placement are anticipated to be applied as follows: (i) first, to repay all outstanding indebtedness under that certain financing agreement dated June 24, 2016, as amended, by and among the Company, the other borrower parties thereto, the guarantors parties thereto, the lenders parties thereto, Cortland Capital Market Services LLC, as collateral agent for such lenders and as administrative agent for such lenders, and CB Agent Services LLC, a Delaware limited liability company, as origination agent for such lenders (the “Credit Facility”), (ii) second, to repay all various fees and expenses under the Credit Facility, and (iii) third, to pay certain fees and expenses in connection with the Transactions (defined below).

The issuance of common stock and Series A Preferred Stock under the Securities Purchase Agreement is subject to the satisfaction or waiver of certain conditions including:

•	no law, injunction, judgment or ruling by a governmental authority enjoining, restraining, preventing or prohibiting consummation of the Private Placement and related transactions contemplated by the Securities Purchase Agreement, the Registration Rights Agreement (defined below), the Certificate of Designations of the Series A Preferred Stock (the “CoD”), the Promissory Notes and the related transaction documents (the “Transactions”);

•	accuracy of the representations and warranties in the Securities Purchase Agreement, in some cases subject to customary materiality standards;

•	performance of covenants in all material respects;

•	no occurrence, event, change, effect, or development that had had, would have, or would reasonably be expected to have a Material Adverse Effect (as defined below);

•	adoption and filing of the CoD;

•	execution of a registration rights agreement, further described below;

•	issuance of the Promissory Notes to the Purchasers and execution of a security agreement relating to the Promissory Notes;

•	delivery of a confidentiality agreement for execution by each Purchaser;

•	delivery of a payoff letter of the outstanding amounts under the Credit Facility;

•	no receipt of a notice of delisting from Nasdaq;

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•	no settlement or agreement to settle (i) any legal proceeding, (ii) any stockholder litigation or dispute against the Company, or any of its officers or directors, (iii) any proceeding that relates to the Transactions, in each case other than settlements involving only the payment of money damages of less than $10.0 million or that are otherwise fully covered by insurance;

•	no agreement that contemplates any transactions that if consummated would result in a “Change of Control” as defined in the CoD; and

•	the receipt of the approval of the Company’s stockholders sought by the Company in this proxy statement.

In addition, the Securities Purchase Agreement includes customary termination rights, including that it may be terminated by either the Company or the Purchasers if the Private Placement is not completed by October 15, 2018, provided that the right to terminate the agreement shall not be available to a party whose failure to fulfill an obligation under the Securities Purchase Agreement has been the cause of, or resulted in, the failure to complete the Private Placement by such date.

Pursuant to Nasdaq Stock Market Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable into common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of stock. The Company expects that the voting securities to be sold at the Closing of the Private Placement will result in the issuance of shares of common stock or shares convertible into common stock that represents more than 20% of the common stock outstanding before the Closing and that such issuance of shares will be at a per share price that is less than the greater of the book value or market value of such stock.

On June 22, 2018, there were                 shares of the Company’s common stock issued and outstanding. Accordingly, an issuance by the Company at Closing or potentially upon conversion of the Series A Preferred Stock (including as a result of PIK Dividends (defined below) payable for such Series A Preferred Stock), totaling 20% or more of the common stock outstanding prior to the Closing, which is approximately 12 million shares as of the date of execution of the Securities Purchase Agreement, at a price lower than the greater of book or market value as defined by the Nasdaq Stock Market Place Rules (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar capitalization) requires the approval from holders of a majority of the voting power of the shares of common stock of the Company present in person or represented by proxy at the meeting and entitled to vote pursuant to Nasdaq Stock Market Place Rule 5635(d).

The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of common stock.

Description of Series A Preferred Stock

The following description of the Series A Preferred Stock is intended as a summary only and therefore is not a complete description of the Series A Preferred Stock. This description is based upon, and is qualified by reference to, the Company’s certificate of incorporation and the CoD and applicable provisions of Delaware corporate law. You should read the Company’s certificate of incorporation and the CoD for the provisions that are important to you.

Dividends

The Series A Preferred Stock will be entitled to a cash dividend of ten percent (10.00%) per annum (the “Cash Dividend”), payable quarterly in cash in arrears. In addition, the Series A Preferred Stock will be entitled to a payment-in-kind dividend of three percent (3.00%) per annum (the “PIK Dividend”). The PIK Dividend will capitalize to principal on January 1, April 1, July 1 and October 1 of each year (or, if such date is not a business day, the immediately following business day) (the “Dividend Payment Date”). In the event the Series A Preferred Stock is not redeemed prior to the date that is the five year anniversary of the Closing, then all dividends accruing on such Series A Preferred Stock thereafter will be payable in cash as accrued at a rate of thirteen percent (13.00%) per annum and will not be added to the Liquidation Preference (defined below) of such Series A Preferred Stock. The PIK Dividend and the Cash Dividend, as well as the dividends payable after the five year anniversary of the Closing, together are referred to herein as the “Dividend(s).”

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No dividends can be declared or paid on securities ranking junior to the Series A Preferred Stock unless also paid (on a proportionate basis) to the holders of the Series A Preferred Stock.

Voting Rights

The Series A Preferred Stock will be entitled to vote with the common stock on all matters submitted to a vote of stockholders of the Company, except as otherwise provided in the CoD or by applicable law. The Series A Preferred Stock will be entitled to the number of votes equal to the largest number of whole shares of common stock into which the Series A Preferred Stock held of record could then be converted pursuant to the CoD at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken.

In addition to voting with the common stock, holders of a majority of the shares of Series A Preferred Stock then outstanding must approve (i) (A) the declaration or payment of any principal, dividend or distribution on common stock or any other securities that rank junior or equal as to priority of payment of dividends or liquidation distributions if at the time of such declaration, payment, dividend or distribution, Dividends to the Series A Preferred Stock have not been paid or satisfied in full or (B) the purchase, redemption or other acquisition for consideration by the Company of common stock or stock that ranks junior to or pari passu with the Series A Preferred Stock as to priority of payment of dividends or liquidation distributions, subject to certain exceptions, and (ii) any amendment, alteration or repeal of any provision in the Company’s certificate of incorporation or the CoD so as to adversely affect the rights, preferences or privileges of the Series A Preferred Stock. Holders of all of the shares of Series A Preferred Stock then outstanding will be required to approve (i) the authorization or creation of, issuance of, or reclassification into, any stock that ranks pari passu with or senior to the Series A Preferred Stock with respect to payment of dividends and liquidation preference and (ii) any amendment of the CoD provisions with respect to dividends, liquidation rights, redemption rights, conversion rights, and reorganization events. If a class vote requires a majority of the outstanding Series A Preferred Stock, a party to a transaction with the Company will not be counted towards such approval and, so long as there are more than two holders of Series A Preferred Stock, any class majority approval requires the approval of at least two unaffiliated holders.

Conversion Rights

Each share of Series A Preferred Stock, when issued upon the Closing, will be convertible at the option of the holder thereof into one share of the Company’s common stock at a conversion price (the “Per Share Amount”) equal to the quotient of the Liquidation Preference (as defined below) and (ii) $10.00 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization); provided that if the conversion is elected by the holder solely in connection with the Company’s optional redemption right within the three years after the Closing (but not following such three year anniversary), the number of shares into which the Series A Preferred Stock will be convertible, will be equal to (i) 1.0938 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) plus (ii) the number of shares of Series A Preferred Stock equal to (A) the aggregate amount of Cash Dividends that would have been paid up to and including the three year anniversary of the Closing divided by (B) the Liquidation Preference, as of the date immediately prior to the date fixed for such conversion all accrued but unpaid Dividends not previously added to the Liquidation Preference from and including the preceding Dividend Payment Date to but excluding the conversion date.

Following the three year anniversary of the Closing, the Company has the right to convert shares of Series A Preferred Stock into common stock, in the amount of shares of common stock as determined by the Per Share Amount, if the Company’s common stock volume weighted average of the closing prices for at least 30 trading days of the last 45 consecutive trading days prior to such conversion is greater than $11.50 per share (the “Mandatory Conversion”). A Mandatory Conversion may be done twice per calendar year upon the conditions set forth in this paragraph being met, and the number of shares that may be issued in any Mandatory Conversion will be limited to the number of shares of common stock that has publicly traded over the 60 consecutive trading days (less any other shares issued in a Mandatory Conversion during such time) prior to the Mandatory Conversion.

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Notwithstanding the foregoing, in no event shall the conversion of all of the Series A Preferred Stock authorized in the CoD, in the aggregate, result in the issuance of more than 28.5 million shares of common stock of the Company (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization), and if no Cash Dividends were actually paid by the Company, the Series A Preferred Stock issued in the Transactions would be convertible into a maximum number of approximately 26.6 million shares of common stock through the five year anniversary of the Closing. If Cash Dividends are paid fully in cash by the Company when due and all of the Series A Preferred Stock remains outstanding on the five year anniversary of the Closing, the Series A Preferred Stock issued in the Transactions would be convertible into a maximum number of approximately 16.3 million shares of common stock through the five year anniversary of the Closing.

Mandatory Redemption at Investor Election

The Series A Preferred Stock will become mandatorily redeemable (the “Mandatory Redemption”) at the election of the holders of a majority of the Series A Preferred Stock then outstanding on and after the date that is five year anniversary of the Closing with 120 days’ notice to the Company (the “Mandatory Redemption Date”) at a redemption price per share equal to the sum of (i) the Liquidation Preference per share plus (ii) an amount per share equal to accrued but unpaid Dividends not previously added to the Liquidation Preference on such share of Series A Preferred Stock from and including the immediately preceding Dividend Payment Date to but excluding the Mandatory Redemption Date (the “Redemption Amount”). At the Company’s option, the Company will also be permitted to pay the Redemption Amount in common stock at a conversion price equal to the quotient of (i) the Redemption Amount, and (ii) the Company’s volume weighted average of the closing prices for the last 60 consecutive trading days prior to the date of redemption (the “Stock Redemption”). The Company may only effect the Stock Redemption (x) if applied to all holders of Series A Preferred Stock on a pro rata basis, and (y) into an aggregate amount not to exceed the number of shares of common stock that has publicly traded over the 60 consecutive trading days prior to the Mandatory Redemption Date, but in no event shall the number of shares of common stock issued in connection with a Stock Redemption for all of the authorized Series A Preferred Stock exceed a maximum amount of 28,500,000 minus the number of shares that have been issued upon any prior redemption or conversion of the Series A Preferred Stock. All excess will be paid in cash as set forth above. In the event the Redemption Amount is not paid as set forth above on the Mandatory Redemption Date, then such Redemption Amount shall be satisfied by the Promissory Notes, which Promissory Note shall have an aggregate principal amount to the unpaid Redemption Amount.

In addition, if at any time, a Material Adverse Effect (defined below) or a Material Litigation Effect (defined below) has occurred in the reasonable determination of the holders of a majority of the shares of Series A Preferred Stock then outstanding (the date of written notice by such holders, the “MAE Redemption Date”), then the amount that would otherwise be payable if all then outstanding Series A Preferred Stock were immediately redeemed at the Redemption Amount shall be satisfied pursuant to the terms of the Promissory Notes, which notes shall have an aggregate principal amount effective on the MAE Redemption Date equal to the Redemption Amount.

“Material Adverse Effect” means any condition, change, event, occurrence or effect (including, without limitation, any ruling, verdict, decision, finding, judgment, order, determination, indictment, or settlement in a matter before a governmental authority (each, a “Ruling”) or any suit, litigation, arbitration, action, claim, charge, complaint, or any audit, investigation, inquiry, or proceeding, in each case before a governmental authority (each, a “Proceeding”)), that, individually or in the aggregate with all other conditions, changes, events, occurrences or effects, is or would reasonably be expected to be materially adverse to the business, assets, liabilities (contingent or otherwise), results of operations or financial condition of the Company; provided, however, in respect of the preceding, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect on or in respect of the Company: (a) any change in applicable laws or GAAP or any interpretation thereof (defined below), (b) any change in interest rates or economic, political, business or financial market conditions generally, (c) any change generally affecting any of the industries in which the Company operates or the economy as a whole, including any change in commodity prices, (d) the announcement, pendency or consummation of the transactions contemplated by the Securities Purchase Agreement, the CoD, the Promissory Notes, the Security Agreement and the Registration Rights Agreement (the “Transaction Documents”), (e) compliance with the terms of the Transaction Documents or the taking of any action required by the transactions contemplated by the Transaction Documents, (f) any natural disaster, (g) any acts of terrorism or war or the outbreak or escalation of hostilities or change in geopolitical conditions, (h) any Ruling or Proceeding that is not reasonably expected to materially and adversely impact the Company’s ability to service its existing clients, offer or sell its existing services to new clients (in each case, as of the time of the Ruling or during the pendency of the Proceeding), or any subpoena for documents or other information requested by an enforcement agency of a governmental authority against the Company or other information requested by an enforcement agency of a governmental authority against the Company or an executive officer of the Company related to an investigation, (i) any change in trading price or trading volume of the common stock, or (j) any failure of the Company to meet any projections, forecasts or publicly provided financial guidance, provided that clauses (i) and (j) will not preclude a determination that any change or effect underlying such change in trading price or trading volume or failure to meet projections or forecasts has resulted in a Material Adverse Effect (to the extent such change or effect is not otherwise excluded from this definition of Material Adverse Effect).

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“Material Litigation Effect” means, with respect to any Proceeding, (a) any Ruling, and/or (b) the delivery of notice by the Company to the Purchasers under the Securities Purchase Agreement (i) prior to the entry into a potential settlement agreement, plea bargain, or other out-of-court resolution of any Proceeding involving the payment of money damages in excess of $50.0 million after giving effect to any insurance coverage and proceeds, (ii) prior to the entry into any other potential settlement agreement, plea bargain, or other out-of-court resolution of a Proceeding, other than such Proceedings, the resolution of which involve only the payment of money damages of less than $5.0 million after giving effect to any insurance coverage and proceeds, and (iii) of a Ruling that would reasonably be expected to be materially adverse to the business, assets, liabilities (contingent or otherwise), results of operations or financial condition of the Company, in each case, that individually or in the aggregate with all other conditions, changes, events, occurrences or effects arising out of, resulting from or related to the items set forth in clauses (a) or (b), is or would reasonably be expected to be materially adverse to the business, assets, liabilities (contingent or otherwise), results of operations or financial condition of the Company.

The occurrence of a Material Adverse Effect or a Material Litigation Effect applies only to a Mandatory Redemption and does not constitute an event of breach or default under the CoD, other operative documents relating to the Series A Preferred Stock or the Promissory Notes.

Company Optional Redemption

Prior to the three year anniversary of the Closing, on one or more occasions, the Company will have the right (but not the obligation) to redeem the Series A Preferred Stock in an amount equal to the sum of three years of Dividends payable pursuant to the CoD minus the aggregate amount of Dividends actually paid and PIK Dividends accrued by the Company plus the Liquidation Preference per share of Series A Preferred Stock. Any such redemptions (i) will be limited to an aggregate maximum of up to $80.0 million in aggregate and (ii) (a) may only fund such redemption with proceeds received by the Company from (x) a common equity issuance, or (y) any award resulting from a pending legal proceeding of the Company, or (b) may make such redemptions using cash from operations provided that the Company has a minimum of $75.0 million of cash and cash equivalents of the Company and its subsidiaries in the United States after giving effect to such redemption.

After the three year anniversary of the Closing, the Company will have the right (but not the obligation) to redeem, in part or in whole, the Series A Preferred Stock at a per share price equal to the Redemption Amount.

Any optional redemption shall be pro rata based on the number of shares of Series A Preferred Stock held by the Purchasers at the time of redemption. The Purchasers may exercise their conversion rights prior to any optional redemption outlined herein.

Liquidation Rights

In the event of a liquidation, dissolution or winding up of the affairs of the Company, the Series A Preferred Stock will be entitled to a liquidation preference in the amount of the greater of (i) $1,000 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) plus accrued but unpaid Dividends (the “Liquidation Preference”), and (ii) the per share amount of all cash, securities and other property to be distributed in respect of the common stock such holder would have been entitled to receive had it converted such Series A Preferred Stock immediately prior to the date fixed for such liquidation, dissolution or winding up of the Company; provided that if any liquidation, dissolution or winding up of the affairs of the Company occurs prior to the three year anniversary of the Closing, then the Series A Preferred Stock will be entitled to receive the greater of (i) the Liquidation Preference plus a make-whole premium that provides the Purchasers with full yield maintenance as if the Series A Preferred Stock was held until the three year anniversary of the Closing, and (ii) the per share amount of all cash, securities and other property to be distributed in respect of the common stock such holder would have been entitled to receive had it converted a number of shares of Series A Preferred Stock equal to the original issue price for all such Series A Preferred Stock and the make-whole premium described in the immediately preceding clause (i).

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Reorganization Events

In the event of (i) any consolidation or merger of the Company, (ii) any sale, transfer, lease or conveyance to of the property of the Company as an entirety or substantially as an entirety, or (iii) any statutory share exchange of the Company other than a merger or acquisition, in each case in which the common stock would be entitled to receive cash, securities or other property in exchange therefor (each, a “Reorganization Event”), each share of Series A Preferred Stock outstanding immediately prior to such Reorganization Event will (subject to the Series A Preferred Stockholders’ conversion rights), without the consent of the holder thereof, be exchanged for whichever of the following has the greatest value (as determined by the Board of Directors in its reasonable discretion): (A) an amount in cash equal to the sum of (1) the Liquidation Preference per share of the Series A Preferred Stock plus (2) an amount per share equal to accrued but unpaid Dividends not previously added to the Liquidation Preference on such share of Series A Preferred Stock from and including the immediately preceding Dividend Payment Date but excluding the date on which such Reorganization Event occurs (the “Reorganization Event Date”); (B) an amount equal to the product of (I) the Per Share Amount as of the Reorganization Event Date multiplied by (II) the amount of cash, securities or other property (such securities or other property having a value equal to its fair market value as reasonably determined by the Board of Directors) distributed or to be distributed in respect of the common stock in connection with such Reorganization Event to a holder of common stock that was not the counterparty to the Reorganization Event or an affiliate of such counterparty; and (C) to the extent the Reorganization Event constitutes or would constitute a Fundamental Change (as defined below), an amount in cash equal to the product of (x) 105% multiplied by (y) the sum of (1) the Liquidation Preference per share of the Series A Preferred Stock plus (2) an amount per share equal to accrued but unpaid Dividends not previously added to the Liquidation Preference from and including the immediately preceding Dividend Payment Date to, but excluding, the Reorganization Event Date; provided that if any Reorganization Event occurs prior to the three year anniversary of the Closing, then holders of the Series A Preferred Stock will be entitled to receive for each share of Series A Preferred Stock is the greatest of (A) (i) an amount equal to three years of Dividends payable pursuant to the CoD minus the aggregate amount of Dividends paid and PIK Dividends accrued by the Company plus (ii) the Liquidation Preference per share of the Series A Preferred Stock, (B) the per share amount of all cash, securities and other property (such securities or other property having a value equal to its fair market value as reasonably determined by the Board of Directors) to be distributed in respect of the common stock such holder would have been entitled to receive had it converted a number of shares of Series A Preferred Stock equal to (i) 1.0938 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) plus (ii) a number of shares of Series A Preferred Stock (such number may be fractional) equal to (x) the aggregate amount of Cash Dividends that would have been paid from the date of such determination up to and including the three year anniversary of the Closing on such share of Series A Preferred Stock divided by (y) the Liquidation Preference, as of the date immediately prior to the date fixed for such Reorganization Event, and (C) to the extent the Reorganization Event constitutes or would constitute a Fundamental Change, an amount in cash equal to the product of (x) 105% multiplied by (y) the sum of (1) the Liquidation Preference per share of the Series A Preferred Stock plus (2) an amount per share equal to accrued but unpaid Dividends not previously added to the Liquidation Preference from and including the immediately preceding Dividend Payment Date to, but excluding, the date that is the three year anniversary of the Closing. A “Fundamental Change” means the occurrence of any of the following: (i) a change of control of the Company, including a change in 50% or more of the beneficial (voting) ownership of the Company, and, subject to certain exceptions, a merger or consolidation of the Company, a sale of all or substantially all of the assets of the Company, or a recapitalization, reclassification or other transaction in which all or substantially all of the common stock of the Company is exchanged or converted into cash, securities or other property; or (ii) the Company, within the meaning of U.S. or any similar federal or state bankruptcy laws, (a) commences a voluntary bankruptcy case, (b) consents to the entry of an order for relief against it in an involuntary bankruptcy case, (c) consents to the appointment of a custodian receiver of it for all or substantially all of its property or (d) makes a general assignment for the benefit of its creditors.

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Indebtedness

As long as (i) the Purchasers (together with their affiliates) beneficially own at least 7,000 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) or (ii) at least $7.0 million in aggregate principal amount remains outstanding under the Promissory Notes, and without the express written consent of the Purchasers owning a majority of the then outstanding shares of Series A Preferred Stock or principal amount outstanding under the Promissory Notes, the Company may not issue debt other than Permitted Indebtedness. For purposes of the Securities Purchase Agreement, “Permitted Indebtedness” means (i) unsecured indebtedness, (ii) indebtedness classified and accounted for as capital leases in an aggregate amount not to exceed $3.5 million at any time outstanding, (iii) indebtedness with respect to credit cards and similar services or in respect of guarantees to customers or suppliers in the ordinary course of business, (iv) secured indebtedness assumed when a person becomes a subsidiary of the Company, provided that such secured indebtedness was not incurred in contemplation of such acquisition, merger or consolidation, such liens do not attach to assets of the Company other than the assets subject to such lien at the time of the transaction, and in any event does not exceed $3.0 million at any time outstanding, and (v) indebtedness secured by a lien not to exceed $1.0 million at any time outstanding, which (i) through (v) in the aggregate do not exceed the greater of (x) $20.0 million or (y) 5% of GAAP revenue (calculated on a quarterly basis as set forth in the Company’s annual report on Form 10-K or derived from the Company’s quarterly reports on Form 10-Q, as applicable), for the 12 month period ending at the quarter-end immediately prior to the incurrence of such indebtedness.

In addition, as long as any shares of Series A Preferred Stock are outstanding, and without the express written consent of a majority of the Purchasers, the Company may not issue equity securities that would rank pari passu or senior to the Series A Preferred Stock.

Promissory Notes

At the Closing of the Private Placement, the Company will deliver a Promissory Note to each Purchaser of Series A Preferred Stock to collateralize amounts, if any, that may become payable by the Company pursuant to certain redemption provisions of the shares of Series A Preferred Stock. No principal amount or interest will be outstanding under the Promissory Notes until a redemption of the Series A Preferred Stock, provided, in certain circumstances, that the Redemption Amount has not otherwise been paid by the Company (the “Commencement Date”). Prior to the Commencement Date, the Promissory Notes may not be transferred other than in connection with a transfer by the Purchaser(s) of the Series A Preferred Stock. After the Commencement Date, the Purchasers may assign the Promissory Notes, provided, that assignment to an ineligible assignee, as defined in the Promissory Note, requires the prior written consent of the Company.

The Promissory Notes will mature on the earlier of (i) the five year anniversary of the Closing, and (ii) immediately prior to a Reorganization Event or a liquidation, dissolution or winding up of the affairs of the Company, and bearing interest on substantially the same terms as contemplated by the Series A Preferred Stock dividend terms, at which point the outstanding principal amount and accrued but unpaid interest shall be payable in full. Each Promissory Note will be secured by substantially all of the assets of the Company and certain of its subsidiaries.

The Promissory Notes will accrue interest from the Commencement Date until the date the principal amount outstanding is paid on substantially the same terms as the Series A Preferred Stock dividends (i) at ten percent (10.00%) per annum (the “Cash Interest Rate”) or, if lower, the highest rate permitted by applicable law, accruing and payable in cash on January 1, April 1, July 1 and October 1 of each year, and (ii) an additional three percent (3.00%) per annum (the “PIK Interest Rate”) or, if lower, the highest rate permitted by law, which will accrue and be paid-in-kind and added to the principal amount due under the Promissory Notes on January 1, April 1, July 1 and October 1 of each year. Further, on and after the five year anniversary of the Closing, all interest shall be solely payable in cash on a current basis in an amount per annum equal to the Cash Interest Rate plus the PIK Interest Rate and no interest will be paid-in-kind or accrued and added to the principal amount due under the Promissory Notes.

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The Company has the right to prepay the outstanding amounts under the Promissory Notes on terms similar to its Series A Preferred Stock redemption rights as follows: (i) at any time prior to the three year anniversary of the Closing, all or any part of the outstanding principal amount plus all accrued interest thereon (including a make-whole premium that provides the Purchasers with full yield maintenance as if the Promissory Notes were held until the three year anniversary of the Closing), provided that the Purchasers will have the right to convert the amount proposed to be prepaid into shares of common stock of the Company and, provided further, that the Company may not prepay more than $80.0 million together with the amounts of any redemptions previously made under the CoD, the Company may only fund such prepayments with proceeds from the issuance and sale of common stock or any award resulting from the appeal of the judgment in a pending legal proceeding of the Company, and may make such redemptions using cash from operations provided that the Company has a minimum of $75.0 million of cash and cash equivalents in the United States after giving effect to such redemption; and (ii) at any time after the three year anniversary of the Closing, all or any part of the outstanding principal amount plus all accrued interest thereon, provided that the Purchasers shall have the right to first convert the amount the Company proposes to prepay into shares of common stock. All prepayments must be made ratably to the holders of the Promissory Notes.

After the Commencement Date, the Promissory Notes are convertible by the holders in full or part into shares of common stock of the Company at the Per Share Amount; provided that the maximum aggregate number of shares of common stock issuable to all of the holders of Promissory Notes, together with the shares of common stock issued upon conversion of all of the authorized Series A Preferred Stock, shall be 28.5 million (as adjusted for any shares of Series A Preferred Stock converted prior to such date and subject to the electing Purchaser’s initial investment percentage).

The Promissory Notes contain customary covenants, including (i) causing each domestic subsidiary to guarantee the Company’s obligations under the Promissory Note, (ii) keeping adequate books of record and account and permitting inspection of the same by the Purchasers’ agent, (iii) maintaining customary insurance policies, (iv) preserving and protecting the Purchasers’ security interest in the collateral securing the Promissory Notes, (v) a prohibition on the disposal (by merger, consolidation, liquidation or otherwise) of all or any part of the Company’s business, assets or property, subject to certain exceptions (i.e., sales of inventory in the ordinary course of business, non-exclusive licenses, etc.), (vi) from the Commencement Date, a restriction on the ability of the Company to make certain restricted payments, and (vii) at the option of a holder of a Promissory Note following the Commencement Date, requiring the Company to deliver certain financial information to the Purchasers at specified intervals, among others.

Upon the occurrence of an Event of Default (defined below), the Purchasers (through their agent) have the right to accelerate all obligations of the Company under the Promissory Notes, which obligations will immediately become due and payable, provided that if the Event of Default is pursuant to (vii) and (viii) in the definition of Events of Default below, the unpaid principal and all interest, prepayment premium and other amounts payable will become immediately due and payable without any action by the Purchasers (or their agent). If such acceleration occurs prior to the three year anniversary of the Closing, the Purchasers will also be entitled to a make-whole premium that provides the Purchasers with full yield maintenance as if the Promissory Notes were held until the three year anniversary of the Closing.

An “Event of Default” is defined as (i) a failure to pay when due any principal on the Promissory Note on the due date thereof; (ii) a failure to pay any interest payment or other payment required under the Promissory Note within three business days after the due date thereof; (iii) a failure to observe or perform any covenants set forth in the Promissory Note or the related security agreement, subject to a 30 day cure period; (iv) any representation or warranty having been false in any material respect as of the date made or deemed made; (v) other than certain existing litigation matters and subject to certain exceptions, any judgment, writ, or warrant of attachment or similar process involving individually or in the aggregate an amount in excess of $5.0 million having been entered or filed against the Company or any of its subsidiaries that is not discharged, vacated, bonded, or stayed for a period of 75 days, and, with respect to certain existing litigation matters, any monetary settlement or settlement that if paid would result in consolidated liquidity (as defined in the Promissory Notes) of the Company of less than $25.0 million or an injunction, restrainment or court order that prohibits or limits the Company from continuing to conduct a material portion of its business, taken as a whole, to the extent it is not discharged, vacated, bonded or stayed for a period of 60 days; (vi) the security agreement ceasing to be in full force and effect, the Company contesting the validity, binding nature or enforceability of the security agreement, or the ceasing of a valid and perfected lien on the collateral; (vii) under federal or state bankruptcy laws, the commencement of a voluntary proceeding, consenting to the entry of an order for release against it in a bankruptcy proceeding, consenting to the appointment of a custodian receiver, or making a general assignment for the benefit of its creditors; or (viii) the commencement of proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property of the Company, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or its debts under bankruptcy, insolvency or other similar law that is not dismissed, stayed, bonded or discharged within 60 days of commencement.

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Notwithstanding accounting treatment under generally accepted accounting principles (“GAAP”), neither the Series A Preferred Stock nor the Promissory Notes will be treated as indebtedness under the definitive documentation entered into with the Purchasers. Based upon its initial review of the proper accounting treatment of the Series A Preferred Stock, the Company expects to account for the Series A Preferred Stock as mezzanine equity of the Company, whereby Dividends and accretion of discounts will be included in the Company’s calculation of earnings per share in its financial statements. This review remains subject to the determination of the Company’s independent auditors, and no assurances as to the outcome of this treatment can be provided.

Registration Rights

The Company will also enter into a registration rights agreement (the “Registration Rights Agreement”) with each Purchaser, in customary form, requiring the Company to register the resale of (i) the shares of common stock issued at the Closing, and (ii) the shares of common stock issuable upon the conversion of the Series A Preferred Stock issued at the Closing or the Promissory Notes.

Required Registration

The Company is required to prepare and file a registration statement on or prior to the 120th day following the Closing (the “filing date”). The Company has agreed to use its commercially reasonable efforts to cause such registration statement to be declared effective under the Securities Act promptly but no later than the 180th day following the Closing, and will, subject to the limitations described below, use its commercially reasonable efforts to keep the registration statement continuously effective under the Securities Act until the latest of (i) the date that is three years after the filing date, (ii) the date on which all securities under such registration statement have been sold pursuant to such registration, and (iii) the date on which all securities under such registration statement have ceased to be registrable securities. Notwithstanding the foregoing, the Company may suspend the effectiveness of the registration statement for up to 60 days (or in the case of a confidential notification of intent to enter into a settlement, plea bargain or similar resolution in connection with a legal proceeding, until such matter is publicly disclosed) from the date of the suspension notice delivered to the holders of registrable securities if (i) a sale of registrable securities would have a material adverse effect on a proposal or plan by the Company to engage in a material acquisition of assets or stock, a material merger, consolidation or similar transaction, or any settlement, plea bargain or other out of court resolution of a Proceeding, (ii) the sale of registrable securities would require disclosure of non-public material information not otherwise required to be disclosed, or (iii) the Company has a bona fide purpose for preserving the confidentiality of such transaction or disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such a transaction. The Company may generally effect such a suspension once in any 12 month period and may extend the suspension for an additional consecutive 45 days with the consent of the holders of a majority of the registrable securities.

Piggyback Registration

If the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the “Securities Act”) and the registration form to be used may be used for the registration of registrable securities and subject to customary exceptions (the “Piggyback Registration”), the Company must give notice to the Purchasers and use commercially reasonable efforts to include in such Piggyback Registration all registrable securities with respect to which the Company has received requests for inclusion therein.

Expenses

The Company has agreed to pay all registration expenses, including registration fees, printing expenses, fees and disbursements of the Company’s counsel and accountants. In addition, the Company has agreed to pay reasonable fees and disbursements of one counsel representing any selling stockholders (up to $40,000 per shelf offering), other than any underwriting discounts and commissions, related to any demand or incidental registration. The registration rights agreement will contain customary cross-indemnification provisions, pursuant to which the Company is obligated to indemnify any purchaser in the event of material misstatements or omissions in the registration statement attributable to the Company, and each purchaser is obligated to indemnify the Company for material misstatements or omissions in the registration statement attributable to it.

The Registration Rights Agreement also includes customary provisions as to suspension rights, indemnification, contribution and assignment.

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Support Agreements

As a condition and inducement to, and in consideration for, the Company’s and the Purchasers’ willingness to enter into the Securities Purchase Agreement, certain stockholders of the Company entered into Support Agreements with the Purchasers pursuant to which, among other things, each of these stockholders agreed, solely in its capacity as a stockholder, to vote all of its shares of the Company’s common stock in favor of the PIPE Proposal and against any issuance, sale or other disposition, directly or indirectly of senior preferred securities that rank senior to, or pari passu with, the Series A Preferred Stock (or options, rights, or warrants to purchase, or securities convertible into or exchangeable for, such securities) to any person other than the Purchasers (an “Alternative Transaction”) or any agreement or action by the Company that would (i) result in a material breach of any representation, warranty or covenant of the Company under the Securities Purchase Agreement, (ii) reasonably be expected to interfere or delay the Transactions or (iii) a transaction that, upon consummation, would cause the Company to be delisted from Nasdaq or prohibit the Company from being listed or quoted for trading on any other U.S. national securities exchange, in each case, other than a transaction that constitutes a change of control transaction as defined in the CoD.

The parties to the Support Agreement with the Purchasers are entities that beneficially own an aggregate of approximately 49 million shares of the Company’s common stock and are affiliated with Adams Street Partners, LLC, Seth A. Ravin (in his individual capacity and as trustee of The SAR Trust U/A/D August 30, 2005), Thomas C. Shay, and GPIAC, LLC and certain of its affiliates. Accordingly, as of June 22, 2018, the Company’s stockholders that are parties to the Support Agreement beneficially own shares of the Company’s common stock representing more than a majority of the outstanding common stock of the Company.

Under the Support Agreement, subject to certain exceptions, such stockholders of the Company also have agreed (i) not to grant or permit the grant of any proxy, power of attorney or other authorization or enter into any voting trust or other agreement or arrangement with respect to the shares of common stock of the Company held by such stockholder or (ii) take or permit any other action that would in any way restrict, limit or interfere with the performance of such stockholder’s obligations under the Support Agreement that would make such stockholder’s representations or warranties thereunder untrue or incorrect. To the extent that the stockholder sells or transfers its shares of common stock of the Company to an affiliate of such stockholder, the stockholder agrees to cause such affiliate to be bound by the terms of the Support Agreement to the same extent as the stockholder is bound thereunder. The stockholder further (i) may not and may not authorize or permit its representatives to directly or indirectly (a) solicit, initiate or knowingly encourage or facilitate any action or (ii) enter into, or undertake to enter into any agreement for an Alternative Transaction, or otherwise requiring it to abandon, terminate or fail to consummate the Private Placement.

Interests of Certain Parties in the Private Placement

Adams Street Partners, LLC, together with its affiliates, holds approximately 38.8% of the Company’s common stock and will also be a Purchaser under the Securities Purchase Agreement. Further, Adams Street Partners, LLC, and its affiliates, has executed and delivered a Support Agreement described above. Note that the Securities Purchase Agreement was first negotiated in an arms’ length transaction with the Purchasers, excluding Adams Street Partners, LLC, prior to Adams Street Partners, LLC exercising its rights to participate in the Private Placement. Pursuant to an existing Preemptive Rights Agreement, entities affiliated with Adams Street Partners, LLC have a right to participate in issuances of new securities (including the Series A Preferred Stock described in this Proxy Statement) on a pro rata basis commensurate to its beneficial ownership of common stock. Adams Street Partners, LLC (through one or more of its affiliates) will participate in the proposed Transactions, but will do so on a less than pro rata basis, and as a result, its percentage of beneficial ownership of the Company’s common stock (calculated on an as-converted basis), will decrease on a relative basis after giving effect to the Transactions.

Robin Murray, one of the Company’s directors, is a partner with Adams Street Partners, LLC.

In connection with the Board of Directors’ approval of the PIPE Proposal and recommendation that the Company’s stockholders approve the PIPE Proposal, Mr. Robin Murray recused himself from the deliberation and Board vote relating to such approval and recommendation due to his interest therein.

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GPIC, Ltd, together GPIAC, LLC and certain other affiliates, holds approximately 13.1% of the Company’s common stock (excluding warrants owned by these entities). In addition, GPIC, Ltd. is a party to that certain Loan Agreement dated October 6, 2017 between GPIC, Ltd. and the Company (the “GPIC Loan”), which provided in part for repayment of the amounts outstanding under the GPIC Loan upon a payoff of the amounts outstanding under the Credit Facility, which payoff, as noted above, is a condition to the Closing of the Private Placement. In connection with the Private Placement, GPIC, Ltd. has agreed, effective upon the completion of the Private Placement, to extend the maturity date of the GPIC Loan to January 4, 2019, such that its repayment will not be required concurrently with the repayment of the Credit Facility as currently provided. Antonio Bonchristiano and Andrew Fleiss, two of the Company’s directors, are affiliated with GPIC, Ltd.

The members of the Company’s Board of Directors were aware of the interests of the parties described above and considered these interests, among other matters, in evaluating and negotiating the Securities Purchase Agreement and the Private Placement, and in recommending to the stockholders that the PIPE Proposal be approved. The stockholders should take these interests into account in deciding whether to vote “FOR” the PIPE Proposal at the Special Meeting.

Why We Are Seeking Your Approval

We are seeking your approval of the Closing so that we can both effect the Closing and ensure the Company’s compliance with the Nasdaq Stock Market Rules. Therefore, the Company is soliciting stockholder approval from holders of a majority of the voting power of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote immediately prior to the issuance of the securities in connection with the Closing and the Closing is contingent upon receiving such stockholder approval.

At the Closing, subject to stockholder approval, the Purchasers are expected to purchase 2,896,556 shares of the Company’s common stock and 140,000 shares of Series A Preferred Stock which shares of Series A Preferred Stock, when accounting for accrual of all dividends to the liquidation preferences of the shares and in the event that no Cash Dividends are paid in cash, would be convertible into up to approximately 26.6 million shares of the Company’s common stock, and all of the authorized Series A Preferred Stock would be convertible (assuming no current payment and accrual of any Cash Dividends) up to an aggregate maximum for all authorized Series A Preferred Stock of 28.5 million shares of the Company’s common stock, assuming in each case that all of the Series A Preferred Stock remains outstanding for at least five years and accrue PIK Dividends, and that no Cash Dividends are actually paid in cash. At the Closing, the shares of Series A Preferred Stock will be convertible into 14.0 million shares of the Company’s common stock. On the five year anniversary of the Closing, and assuming that no Optional Redemption or conversion of the Series A Preferred Stock has occurred such that the number of shares of Series A Preferred Stock outstanding are those issued at the Closing and those issued as PIK Dividends through the five year anniversary of the Closing, if the Purchasers opt to convert their Series A Preferred Stock, the number of shares of common stock into which the Series A Preferred Stock is convertible will depend upon whether the Company has paid the Cash Dividends in cash or has otherwise accrued such Cash Dividends for such five year period. If the Company has paid the Cash Dividend as contemplated by the CoD, the maximum number of shares of common stock issuable upon conversion will be equal to approximately 16.3 million shares of common stock. However, if the Company has accrued all Cash Dividends without any payment therefor or any cash redemption of the shares of Series A Preferred Stock, the maximum number of shares of common stock issuable upon conversion of the Series A Preferred Stock issued at the Closing and those issued as PIK Dividends through the five year anniversary of the Closing would be equal to approximately 26.6 million shares.

Consequences of Not Approving this Proposal

If the Company does not obtain stockholder approval, the Company will be unable to consummate the Closing, and may not issue and sell 140,000 shares of Series A Preferred Stock and 2,896,556 shares of the Company’s common stock at the Closing. Consequently the Company will not receive approximately $133 million of proceeds to be paid at the Closing, which would not permit the Company (i) to repay its outstanding indebtedness under the Credit Facility or the various fees and expenses thereunder and (ii) to pay fees and expenses in connection with the Transactions, and thus could adversely impact its ability to fund its operations. In addition, this may cause a decline in the Company’s stock price or otherwise cause increased volatility in the stock price.

Consequences of Approving this Proposal

As discussed above, the proposed Private Placement will permit the Company to repay its outstanding indebtedness and fees and expenses under the Credit Facility, and certain fees and expenses incurred in connection with the Private Placement.

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The Company’s management, as well as the Company’s financial advisor and placement agent, Cowen and Company, LLC (“Cowen”), explored financing options for the Company with other potential investors and lenders. Based upon these efforts and assessment of alternatives, the Company did not believe that the equity financing needed to refinance the Credit Facility to allow additional flexibility for the Company’s ongoing operational growth was available on comparable or better terms than the Private Placement, if at all. The Company also believes that a common stock issuance would be substantially more dilutive given the Company’s current debt profile, stock illiquidity, existing litigation, among other factors, which together make it unlikely that the Company could raise a similar amount of capital or obtain new common equity financing on favorable terms to repay the Company’s obligations under the Credit Facility.

In addition, the repayment of the Credit Facility using proceeds of the Private Placement is expected to result in realization of more than $95 million of cash flow savings, including principal repayments, over the next three years, which is expected to benefit the Company’s strategic growth initiatives.

The Private Placement is also expected to extend the Company’s redemption obligations past the maturity date under the Credit Facility of 2020 to the holder redemption rights commencing 2023 absent a MAE Redemption Date prior to such time, thus delaying any need to refinance the Company’s financing within the next two years, and provides additional operational flexibility by eliminating certain of the existing covenants contained in the Credit Facility, including churn rate, minimum gross margin, sales and marketing, leverage, liquidity, and material adverse deviation covenants. The Company anticipates that the completion of the Private Placement will provide management with additional time and focus currently spent on managing operations with the Credit Facility, as well as the Company’s budget, which will be focused on the growth of the Company.

The Company also considered that the rights of the Series A Preferred Stock do not include a right to designate a member of the Board of Directors for election and have limited class approval rights. Immediately after the Closing, the Series A Preferred Stock and common stock issued to the Purchasers will have the right to vote approximately 22% of the outstanding shares on an as-converted basis.

As discussed above, the approval of the PIPE Proposal will result in the issuance of 140,000 shares of Series A Preferred Stock and 2,896,556 shares of common stock. Although the Company currently expects to pay its Cash Dividends in cash as due, resulting in approximately 16.3 million shares issuable upon conversion of the Series A Preferred Stock if all shares remain outstanding at the five year anniversary of the Closing, the maximum conversion of the shares of Series A Preferred Stock and accrual of all Cash Dividends and PIK Dividends into stock prior to the five year anniversary of the Closing would result in a maximum aggregate amount of approximately 26.6 million shares of common stock could be issuable over a five year period. This means that current stockholders will own a smaller interest in the Company and will have less ability to influence significant corporate decisions requiring stockholder approval. For purposes of example only, a stockholder who owned 10.0% of our outstanding shares of common stock as of June 22, 2018, would have owned approximately 9.5% of the outstanding shares of common stock immediately after the Closing, and 6.7% upon conversion of the Series A Preferred Stock at the five year anniversary of the Closing (assuming that there have been no further stock issuances, all Cash Dividends have been accrued and not paid, and none of the Series A Preferred Stock has been redeemed). Finally, the Company also took into consideration that if Purchasers convert their shares of Series A Preferred Stock and then sell their shares of common stock, such sales could cause the price of the Company’s common stock to decrease.

Board Recommendation and Reasons for the Private Placement

In 2017, the Company’s Board of Directors and management recognized a need for equity or debt refinancing for greater operational flexibility as well as additional working capital to fund the Company’s liquidity and growth. Accordingly, the Company engaged Cowen to assist in identifying different financing alternatives. Based on our stock price, the state of the capital markets, the Credit Facility, and the Company’s ongoing litigation, among other factors, the Board of Directors and the Company’s management agreed that the Company had a better chance of locating investors for a private placement of the Company’s securities than refinancing the Credit Facility with a new lender on more favorable terms and, further, that the investment conditions associated with any such private placement would provide the Company with increased flexibility to advance its strategic directions as well as result in savings in fees and expenses, among others.

In reaching its determination to approve the Private Placement, the Board of Directors, with advice from the Company’s management, legal and financial advisors, considered a number of factors, including:

•     the importance of strengthening the Company’s balance sheet and the terms of the Series A Preferred Stock and related Promissory Notes, including both the economic terms and the limited operational covenants restricting indebtedness and business combinations or asset dispositions;

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•     the refinancing from the proceeds from the Private Placement would enable the Company to advance its strategic direction with fewer covenants and obligations than under the Credit Facility and allow for greater operational flexibility;

•     the management of the Company has explored financing options with other potential investors and were not aware of an ability for the Company to obtain the financing needed for the Company’s ongoing operations on comparable or better terms than the Private Placement, or at all;

•     the impact on the Company’s cash flows over the next three years as the Private Placement would fund repayment of amounts owed under the Credit Facility and much of the related expenses of the Credit Facility and the Private Placement, which the Company’s management believes will result in more than $95 million additional cash flow savings over the three year period following the Closing of the Private Placement;

•     the extension of the maturity of the GPIC Loan of approximately $3.0 million to January 4, 2019;

•     the identity and composition of the prospective investors, including consideration of the interests of Mr. Murray, as a member of the Board of Directors, and of Adams Street Partners, LLC, affiliates of which hold approximately 38.8% of the Company’s issued and outstanding shares of common stock (including the arms’ length negotiation of the Securities Purchase Agreement between the Company and the Purchasers other than Adams Street Partners, LLC);

•     the fact that the Company’s stockholders holding shares prior to the Private Placement and the value of the common stock would be diluted upon the issuance of common stock and Series A Preferred Stock;

•     the fact that the purchase price for the Series A Preferred Stock issued in the Private Placement, as adjusted for the Dividends payable upon such Series A Preferred Stock, will be at a discount to the market price of the Company’s common stock, although the conversion price of $10.00 per share is higher than the current market price of the Company’s common stock as of the date of this proxy statement;

•     the fact that while the Private Placement will be dilutive to all stockholders, that there will nevertheless not be a stockholder, or group of stockholders, that will control more than a majority of the voting shares of the Company or a majority of the Series A Preferred Stock;

•     while the Series A Preferred Stock will have certain preferential rights over the common stock as described above, (i) the Series A Preferred Stock will not have the right, as a class, to designate specific members to the Board of Directors, (ii) there will not be a change to the current management or the Board of Directors as presently constituted, and (iii) the veto power of the Series A Preferred Stock, as a class, is generally limited to changes to the organizational documents of the Company, dividends on or repurchases of common stock and other equity that is junior to the Series A Preferred Stock, and any new securities that are proposed to be issued by the Company ranking senior or pari passu to the Series A Preferred Stock;

•     the fact that redemption of the Series A Preferred Stock is secured by the Promissory Notes issued as of the Closing; and

•     the fact that the Private Placement would require stockholder approval under applicable Nasdaq rules and that a majority of the Company’s current stockholders support the Transactions, including a majority of the shares not held by ASP.

In view of the variety of factors considered in connection with the evaluation of the Private Placement, the issuance of common stock at the Closing and upon conversion of the Series A Preferred Stock, the rights, preferences and privileges of the Series A Preferred Stock, and the complexity of these matters, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering various factors, individual members of the Board of Directors may have assigned different weights to different factors.

After evaluating these factors, and based upon their knowledge of the Company’s business, financial condition and prospects, potential financing alternatives (or lack thereof), and the recommendation of the Company’s management and the inputs of the Company’s legal and financial advisors, the Board of Directors concluded that the Private Placement and the issuance of common stock at the Closing and upon conversion of the Series A Preferred Stock, are in the Company’s best interest and in the best interest of the Company’s stockholders and approved the recommendation of the PIPE Proposal to the Company’s stockholders.

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In connection with the Board of Directors’ approval of the PIPE Proposal and recommendation that the Company’s stockholders approve the PIPE Proposal, Mr. Robin Murray, who is an affiliate of certain parties to the Securities Purchase Agreement, recused himself from the review, deliberation and approval proceedings of the Board of Directors resulting in such approval and recommendation due to his related party interest therein.

The information provided in this Proxy Statement contains summaries of the Securities Purchase Agreement, the Registration Rights Agreement and the Certificate of Designations of the Series A Preferred Stock, and the Promissory Notes, and is subject to, and qualified in its entirety by reference to, the Securities Purchase Agreement, which is attached as Annex A, the form of Registration Rights Agreement which is attached as Annex B, the form of Certificate of Designations of the Series A Preferred Stock which is attached as Annex C to this Proxy Statement, and the form of Promissory Note which is attached as Annex D to this Proxy Statement, and each are incorporated herein by reference.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PIPE PROPOSAL.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote.

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ADJOURNMENT PROPOSAL

Proposal to Adjourn the Special Meeting to a Later Date or Dates, if necessary, to Permit Further Solicitation and Vote of Proxies if, Based Upon the Tabulated Vote at the Time of the Special Meeting, there are not Sufficient Votes to Approve the PIPE Proposal

Although it is not expected since stockholders holding a majority of the Company’s outstanding common stock have agreed with the Purchasers of the Series A Preferred Stock, if, at the Special Meeting, the number of shares of the Company’s common stock present or represented and voting in favor of the PIPE Proposal is insufficient to approve the PIPE Proposal, the Company’s Board of Directors may move to adjourn or postpone the Special Meeting to a later date or dates to enable the Board of Directors to continue to solicit additional proxies in favor of the PIPE Proposal. The Board of Directors believes that if the number of shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and voting in favor of the PIPE Proposal is insufficient to approve such proposal, it is in the best interests of the stockholders to enable the Board of Directors to continue to seek to obtain a sufficient number of additional votes to approve the PIPE Proposal.

In this Adjournment Proposal, the Company is asking stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If the Company’s stockholders approve this proposal, the Company could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the PIPE Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of shares of the Company’s common stock present in person or represented by proxy at the Special Meeting will vote against the PIPE Proposal, the Company could adjourn or postpone the Special Meeting without a vote on the PIPE Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the PIPE Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the stockholders, the Board of Directors will not be able to adjourn the Special Meeting to a later date.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote.

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VOTING AND PROXY PROCEDURES

Record Date; Voting Rights and Outstanding Shares

Only holders of record of our common stock as of the close of business on June 22, 2018 (the “Record Date”) are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of common stock will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. At the close of business on the Record Date, there were                      shares of common stock issued and outstanding. Only holders of record of the Company’s common stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Each share of the Company’s common stock outstanding on the Record Date is entitled to one vote on all matters.

Holders of record who hold shares of common stock directly on the Record Date must return a proxy by one of the methods described on the proxy card or attend the Special Meeting in person in order to vote on the proposals. Investors who hold shares of common stock indirectly on the Record Date (“Beneficial Holders”) through a brokerage firm, bank or other financial institution (a “Financial Institution”) must return a voting instruction form to have their shares voted in accordance with their instructions, as Financial Institutions do not have discretionary voting authority with respect to any of the proposals described in this Proxy Statement. Financial Institutions that do not receive voting instructions from Beneficial Holders will not be able to vote your shares (a “Broker Non-Vote”).

A quorum of stockholders is necessary to take action at the Special Meeting. Stockholders representing a majority of the outstanding shares of our common stock entitled to vote (present in person or represented by proxy) will constitute a quorum. Abstentions and broker non-votes (which occur when a Financial Institution or other nominee holding shares for a beneficial owner does not vote on a particular matter because such Financial Institution or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Special Meeting.

Votes Required for the Proposals

To approve the proposals being considered at the Special Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
PIPE	Majority	No
Adjournment	Majority	No

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

“Majority” means a majority of the votes properly cast at the Special Meeting for and against (or abstaining from voting on) such matter.

The vote required and method of calculation for the PIPE Proposal and the Adjournment Proposal to be considered at the Special Meeting is as follows:

PIPE Proposal. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. The affirmative vote of a majority of the voting power of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to this proposal and, thus, will have the same effect as a vote “against” the proposal. Broker Non-Votes with respect to this proposal are only counted for establishing a quorum and will have no effect on the outcome of the vote.

Adjournment Proposal. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. The affirmative vote of a majority of the voting power of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to this proposal and, thus, will have the same effect as a vote “against” the proposal. Broker Non-Votes with respect to this proposal are only counted for establishing a quorum and will have no effect on the outcome of the vote.

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We request that you vote your shares by proxy following the methods as instructed by the notice: over the internet or by mail. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR the PIPE Proposal and the Adjournment Proposal.

Voting by Proxy Over the Internet

Stockholders whose shares are registered in their own names may vote by proxy by mail or over the internet. Instructions for voting by proxy over the internet are set forth on the notice of proxy materials. The internet voting facilities will close at 11:59 p.m. Eastern Time on                      , 2018.

If your shares are held in street name, the voting instruction form sent to you by your Financial Institution or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the internet or by telephone. A number of Financial Institutions participate in a program that also permits stockholders whose shares are held in street name to direct their vote over the internet or by telephone. If your Financial Institution gives you this opportunity, the voting instructions from the Financial Institution that accompany this Proxy Statement will tell you how to use the internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your Financial Institution. Stockholders who vote by proxy over the internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or internet service providers.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Special Meeting. Stockholders who have voted by proxy over the internet or have executed and returned a proxy and who then attend the Special Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Special Meeting. We request that all such written notices of revocation to the Company be addressed to Thomas C. Shay, Secretary, c/o Rimini Street, Inc., at the address of our principal executive offices at 3993 Howard Hughes Parkway, Suite 500, Las Vegas, NV. Our telephone number is (702) 839-9671. Stockholders may also revoke their proxy by entering a new vote over the internet.

If your shares of common stock are held in street name and you wish to change or revoke your voting instructions, you should contact your Financial Institution for information on how to do so.

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SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by our Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services.

Morrow Sodali LLC has been retained by the Company to provide broker search and materials distribution services, as well as serve as the Company’s Administration Agent for the Special Meeting for a fee of $7,500 plus distribution costs and other expenses. We have also made arrangements with certain Financial Institutions and other custodians to forward this material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock by (i) each director, (ii) each named executive officer, (iii) all directors and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our common stock as of the Record Date, unless otherwise indicated below.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after the Record Date. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

Percentage ownership calculations are based on                 shares outstanding as of the Record Date. In computing the number of shares of common stock beneficially owned by each person, entity or group and the related percentage ownership, we included in both the numerator and the denominator shares of common stock subject to options or warrants held by that person, entity or group that are currently exercisable or exercisable within 60 days of the Record Date. We did not include these shares, however, for the purpose of computing the percentage ownership of any other person, or entity. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Rimini Street, Inc., 3993 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
5% Stockholders:
Entities Affiliated with Adams Street Partners, LLC(1)	[	]	[	]%
GPIAC, LLC(2)	13,915,000		[	]%
CB Agent Services LLC(3)	3,440,424		[	]%
Named Executive Officers and Directors:
Seth A. Ravin(4)	[	]	[	]%
Thomas C. Shay(5)	[	]	[	]%
Thomas Ashburn(6)	[	]	*
Jack L. Acosta(7)	[	]	*
Steve Capelli(8)	[	]	*
Robin Murray(9)	[	]	[	]%
Margaret (Peggy) Taylor(10)	[	]	*
Antonio Bonchristiano	[	]	*
Andrew Fleiss	[	]	*
Thomas B. Sabol(11)	[	]	*
David W. Rowe(12)	[	]	[	]%
All current executive officers and directors as a group (17 persons)(13)	[	]	[	]%

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)	Based on information provided to the Company by the stockholder and disclosed in a Schedule 13D/A filed on February 15, 2018 on behalf of Adams Street Partners, LLC for an aggregate of 23,280,574 shares, and [ ] shares of our common stock issuable upon exercise of options held by Robin Murray and exercisable within 60 days of the Record Date as discussed under footnote (9). Includes (a) 4,325,820 shares held by Adams Street 2007 Direct Fund, L.P., (b) 4,875,911 shares held by Adams Street 2008 Direct Fund, L.P., (c) 4,272,039 shares held by Adams Street 2009 Direct Fund, L.P., (d) 1,313,301 shares held by Adams Street 2013 Direct Fund, LP, (e) 1,786,318 shares held by Adams Street 2014 Direct Fund LP, (f) 1,371,200 shares held by Adams Street 2015 Direct Venture/Growth Fund LP, (g) 1,353,906 shares held by Adams Street 2016 Direct Venture/Growth Fund LP, (h) 3,982,079 shares held by Adams Street Venture/Growth Fund VI LP, and (i) [ ] shares issuable upon exercise of options exercisable within 60 days of the Record Date by Robin Murray, a partner of Adams Street Partners, LLC (or a subsidiary thereof) and a member of the Company’s Board of Directors. The shares owned by the aforementioned funds are aggregated for purposes of reporting ownership information and, as aggregated, the funds beneficially hold more than 5% of the Company’s capital stock. Adams Street Partners, LLC is the managing member of the general partner or the managing member of the general partner of the general partner of each of these entities and may be deemed to beneficially own the shares held by them. Thomas S. Bremner, Jeffrey T. Diehl, Elisha P. Gould, Robin Murray, Fred Wang and Michael R. Zappert, each of whom is a partner of Adams Street Partners, LLC (or a subsidiary thereof), may be deemed to have shared voting and investment power over the shares. Adams Street Partners, LLC and Thomas S. Bremner, Jeffrey T. Diehl, Elisha P. Gould, Robin Murray, Fred Wang and Michael R. Zappert disclaim beneficial ownership of the shares except to the extent of their pecuniary interest therein. Together, the aforementioned funds, together with Mr. Murray, beneficially hold more than 5% of our capital stock. Robin Murray, who is a member of the Company’s Board of Directors, is a partner of Adams Street Partners, LLC (or a subsidiary thereof). The business address of the foregoing entities and individual is One North Wacker Drive, Suite 2200, Chicago, Illinois 60606.

24

(2)	Based solely on information provided to the Company by the stockholder and disclosed in a Schedule 13D/A filed on April 30, 2018, GPIC, Ltd., an exempted company incorporated in Bermuda directly controlled by GP Investments, Ltd, is the managing member of GPIAC, LLC, a Delaware limited liability company and RMNI InvestCo, LLC, a Delaware limited liability company. GPIC, Ltd. is entitled to voting and investment power over GPIAC, LLC and RMNI InvestCo, LLC. Accordingly, GPIC, Ltd. and GP Investments, Ltd. may be deemed to share voting and dispositive power over the aggregate of 13,915,000 shares of the Company’s common stock beneficially owned by GPIAC, LLC, RMNI InvestCo, LLC and GPIC, Ltd., including 6,062,500 shares of the Company’s common stock that may be acquired by GPIC, Ltd. within 60 days of the Record Date pursuant to a warrant issued to GPIC, Ltd. by the Company, that bears an exercise price of $11.50 per share. The business address of GP Investments, Ltd and GPIC, Ltd. is 129 Front Street HM12, Suite 4, Penthouse, Hamilton, Bermuda.
(3)	Based solely on information provided to the Company by the stockholder and disclosed in a Schedule 13G filed on May 3, 2018, CB Agent Services LLC, a Delaware limited liability company, consists of 3,440,424 shares of our common stock subject to a warrant exercisable within 60 days of the Record Date. The business address of CB Agent Services LLC is 888 Seventh Avenue, 29th Floor, New York, NY 10016. Colbeck Capital Management LLC, an associate of CB Agent Services LLC, is a Registered Investment Advisor.
(4)	Consists of (i) [ ] shares of our common stock held by Seth A. Ravin, as Trustee of The SAR Trust U/A/D August 30, 2005, and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date.
(5)	Consists of (i) [ ] shares of our common stock and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date.
(6)	Consists of (i) [ ] shares of our common stock and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date.
(7)	Consists of (i) [ ] shares of our common stock and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date.
(8)	Consists of (i) [ ] shares of our common stock and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date.
(9)	Consists of (i) shares of our common stock listed in footnote (1) above, which are held by entities affiliated with Adams Street Partners, LLC of which Mr. Murray may be deemed to be a beneficial owner and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date. Mr. Murray, one of our directors, is a partner with Adams Street Partners, LLC. Mr. Murray disclaims beneficial ownership of the shares held by the entities affiliated with Adams Street Partners, LLC except to the extent of his pecuniary interest therein.
(10)	Consists of (i) [ ] shares of our common stock held by Margaret (Peggy) Taylor, trustee of the Margaret Taylor Trust and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date.
(11)	Consists of (i) [ ] shares of our common stock and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date.
(12)	Consists of (i) [ ] shares of our common stock and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date.
(13)	Consists of (i) [ ] shares of our common stock and (ii) [ ] shares of our common stock issuable upon exercise of options exercisable within 60 days of the Record Date.

25

OTHER MATTERS AND ADDITIONAL INFORMATION

List of the Company’s Stockholders

A list of our stockholders as of June 22, 2018, the record date for the Special Meeting, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice and this Proxy Statement. This allows us to save money by reducing the number of documents we must print and mail, and helps protect the environment as well.

At this time, householding is only available to street name holders (i.e., those stockholders who hold their shares through a brokerage or other financial institution); householding is not available for registered stockholders (i.e., those stockholders with certificates registered in their name or shares registered in their name in book entry format).

Stockholders who hold their shares through a brokerage or other financial institution may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers/financial institutions.

Regardless of how you hold your shares, if you received a household mailing this year, and you would like to receive additional copies of our proxy materials for the Special Meeting, please submit your request to our Rimini Street Investor Relations Department by email at IR@riministreet.com or by calling (925) 523-7636, and we will promptly deliver the requested copy.

Stockholder Proposals to be Presented at the Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the 2019 annual meeting of stockholders pursuant to SEC Rule 14a-8 must be received by our Secretary no later than the close of business on January 17, 2019. In order to be considered for inclusion in our proxy statement, these proposals must satisfy the requirements of SEC Rule 14a-8.

Our Bylaws also provide for separate advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary between 45 and 75 days prior to the one year anniversary of the date on which we first mailed our proxy materials for the 2018 Annual Meeting (that is, between March 3, 2019 and April 2, 2019); provided, however, that if the 2019 annual meeting date is advanced by more than 30 days before to or delayed by more than 60 days after the anniversary of the 2018 Annual Meeting, then, for notice by the stockholder to be timely, it must be so received by the Secretary no earlier than the close of business 120 days prior to the 2019 annual meeting, and no later than the close of business on the later of (i) 90 days prior to the 2019 annual meeting, or (ii) on or before 10 days after the day on which the date of the 2019 annual meeting is first disclosed in a public announcement. Notice of any such stockholder proposals and director nominations must satisfy the requirements set forth in our bylaws. The Board, a designated committee thereof or the chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

All notices of proposals or nominations, as applicable, must be addressed to our Secretary at our principal executive offices (see the first page of this Proxy Statement for address information).

26

Availability of Annual Report to Stockholders and Report on Form 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may be obtained for free by directing written requests to: Thomas C. Shay, Secretary, c/o Rimini Street, Inc., at the address of our principal executive offices (see the first page of this Proxy Statement for address information). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the internet at the SEC’s website, www.sec.gov, or at https://investors.riministreet.com/financials-and-filings/sec-filings.

By Order of the Board of Directors

Rimini Street, Inc.

Sincerely,

/s/ Seth A. Ravin
Seth A. Ravin Chief Executive Officer

Las Vegas, Nevada

                               , 2018

27

Annex A

SECURITIES PURCHASE AGREEMENT

Securities Purchase Agreement (this "Agreement"), dated June 18, 2018, by and among (i) Rimini Street, Inc., a Delaware corporation (the "Company"), (ii) VPC Special Opportunities Fund III Onshore, L.P., a Delaware limited partnership ("VPC"), (iii) Adams Street Rimini Aggregator LLC, a Delaware limited liability company, Adams Street 2007 Direct Fund, L.P., a Delaware limited partnership, Adams Street 2008 Direct Fund, L.P., a Delaware limited partnership, and Adams Street 2009 Direct Fund, L.P., a Delaware limited partnership, (collectively, "ASP"), (iv) Radcliff River I LLC, a Delaware limited liability company ("Radcliff"), (v) Colbeck Strategic Lending Master, L.P., an exempted limited partnership registered under the laws of the Cayman Islands ("Colbeck"), (vi) Kingstown Partners Master Ltd., an exempted company registered under the laws of the Cayman Islands, Kingstown Partners II, L.P., a Delaware limited partnership, Ktown, LP, a Delaware limited partnership, and Kingfishers LP, a Delaware limited partnership (collectively, "Kingstown"), and (vii) North Haven Credit Partners II, L.P., a Delaware limited partnership ("MS", and together with VPC, ASP, Radcliff, Colbeck and Kingstown, each an "Investor", and collectively with their transferees and assignees that are permitted by this Agreement, the "Investors").

WHEREAS, on the terms and conditions set forth in this Agreement, the Company desires to sell, and each Investor desires to purchase, (i) shares of the Company's Common Stock, par value $0.0001 per share (the "Common Stock") and (ii) shares of the Company's 13.00% Series A Redeemable Convertible Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock");

WHEREAS, in connection with such purchase and sale, the Company and the Investors desire to make certain representations and warranties and enter into certain agreements.

WHEREAS, in connection with such purchase and sale, the Company and the Investors have executed and delivered, among other things, a registration rights agreement in the form attached as Exhibit A (the "Registration Rights Agreement"); and

WHEREAS, concurrently with the execution of this Agreement, certain of the Company's directors, executive officers, certain entities affiliated with Adams Street Partners and GPIAC, LLC, in each case that own shares of common stock of the Company as of the date hereof, have entered into voting agreements in the form attached hereto as Exhibit B (the "Voting Agreements"), dated as of the date hereof, with the Investors and the Company, pursuant to which, among other things, such individuals have agreed to vote such individuals' shares of Common Stock in favor of the Transactions.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties and agreements set forth in this Agreement, and intending to be legally bound by this Agreement, the Company and the Investors agree as follows:

1.             Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

"Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under direct or indirect common control with, such Person. For this purpose, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

A-1

"Agreement" shall have the meaning set forth in the preamble of this Agreement.

"Agreement Among Noteholders" shall mean that certain Agreement Among Noteholders, dated as of the date of the Closing, among the holders from time to time party thereto, the Company, and Victory Park Management, LLC, as administrative agent.

"Alternative Transaction" shall mean, in each case involving any Person other than the Investors or one of their Affiliates, any issuance, sale or other disposition, directly or indirectly of senior preferred securities that rank senior to, or pari passu with, the Series A Preferred Stock (or options, rights, or warrants to purchase, or securities convertible into or exchangeable for, such securities).

"Balance Sheet Date" shall have the meaning set forth in Section 4.13(b).

"Board" shall mean the Board of Directors of the Company.

"Business Day" shall mean a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York or Chicago, Illinois generally are authorized or obligated by law, regulation or executive order to close.

"Cash" shall mean actual cash held by the Company and its Subsidiaries (excluding (i) security or similar deposits, (ii) cash securing letter of credit obligations, (iii) cash that is subject to any restrictions or local exchange control, repatriation Tax (net of applicable U.S. Tax net operating loss offsets) or other requirements and (iv) any cash which is not freely usable by the Company because it is subject to restrictions or limitations on use or distribution by Law, Contract (other than any Debt Documents) or otherwise, including restrictions on dividends (but excluding, for avoidance of doubt, any such limitations or restrictions under any Debt Documents)), determined in accordance with GAAP. For the avoidance of doubt, Cash will be calculated net of any bank overdrafts and issued but uncleared checks (i.e., outstanding checks).

"Closing" shall have the meaning set forth in Section 3.

"Closing Date" shall have the meaning set forth in Section 3.

"Code" shall mean the Internal Revenue Code of 1986, together with all regulations, rulings and interpretations thereof or thereunder by the Internal Revenue Service.

"Colbeck" shall have the meaning set forth in the preamble of this Agreement.

"Colbeck Documents" shall mean the "Loan Documents" as such term is defined in the Colbeck Financing Agreement.

A-2

"Colbeck Financing Agreement" shall mean the Financing Agreement, dated as of June 24, 2016 (amended, supplemented, restated, renewed, replaced, refinanced or otherwise modified from time to time), by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, Cortland Capital Market Services LLC, as collateral agent for such lenders and as administrative agent for such lenders, and CB Agent Services LLC, a Delaware limited liability company, as origination agent for such lenders.

"Common Stock" shall have the meaning set forth in the recitals of this Agreement.

"Company" shall have the meaning set forth in the preamble of this Agreement.

"Company Board Recommendation" shall have the meaning set forth in Section 4.2(b).

"Company Charter Documents" shall mean the Certificate of Incorporation and Bylaws of the Company, in each case as amended to the date of this Agreement.

“Company Legal Activity” shall mean the matters set forth in Section 1(a) of the Disclosure Letter.

"Company Permit" shall have the meaning set forth in Section 4.15.

"Company Plan" shall mean (a) each "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) that the Company or any Company Subsidiary sponsors, participates in, is a party or contributes to, or under or with respect to which the Company or any Company Subsidiary could reasonably be expected to have any liability and (b) each other material fringe benefit or benefit or compensation plan, program, policy or arrangement, including any stock option, stock purchase, stock appreciation right or other stock or stock-based incentive, cash bonus or incentive compensation, retirement or deferred compensation, supplemental executive retirement, profit sharing, severance, vacation, disability, accident, health, welfare or employment or individual consulting plan, program, policy, agreement or arrangement, in each case whether written or unwritten, for any current or former employee or director of, or other individual service provider to, the Company or any Company Subsidiary that the Company or any Company Subsidiary presently sponsors, participates in, is a party or contributes to, or with respect to which the Company or any Company Subsidiary could reasonably be expected to have any liability.

"Company Stockholder Approval" shall mean the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Common Stock present and entitled to vote at the stockholders meeting for the approval of the Transactions, including the issuance of the Preferred Stock on the Closing Date and the issuance of shares of Common Stock upon the conversion of the Preferred Stock following the Closing.

"Company Stockholders' Meeting" shall have the meaning set forth in Section 8.7(b).

"Company Stock Plans" shall mean, collectively, the 2007 Stock Plan, the 2013 Equity Incentive Plan, the 2018 Employee Stock Purchase Plan and any other plan, program, agreement or arrangement providing for the grant of equity-based awards to directors, officers, employees or other service providers of the Company or any Company Subsidiaries.

A-3

"Company Subsidiaries" shall mean all Subsidiaries of the Company.

"Contract" shall mean, with respect to any Person, any legally binding loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, lease, sublease, commitment, sale or purchase order, license, contract or other agreement, instrument or obligation, whether written or oral, to which such Person is a party or by which such Person or such Person's properties or assets are bound.

"DGCL" shall mean the General Corporation Law of the State of Delaware.

"Debt Documents" shall mean any agreement of the Company and/or its Subsidiaries for unsecured borrowed money in an aggregate principal amount in excess of $25 million (with "principal amount" for purposes of this definition to include undrawn committed or available amounts), together with any related collateral, guarantee and security documents, entered into by the Company and/or its Subsidiaries from time to time, in each case, as may be amended, supplemented, restated, renewed, replaced, refinanced or otherwise modified from time to time. For the avoidance of doubt, (x) obligations under multiple agreements may not be aggregated for purposes of satisfying the definition of Debt Documents, (y) mortgages, real estate leases, capital lease obligations, purchase money agreements, sale-leaseback transactions, equipment financing, inventory financing, letters of credit and receivables financing shall be eligible to constitute Debt Documents and (z) interest rate swaps, currency or commodity hedges and other derivative instruments shall be eligible to constitute Debt Documents measured on the basis of liability to the Company determined as of the date of the most recent quarterly or annual balance sheet of the Company, and not based on notional amount.

“Disclosure Letter” shall mean the Disclosure Letter dated as of the date of this Agreement provided to the Investors separately.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974.

"ERISA Affiliate" shall mean any trade or business (whether or not incorporated) under common control with the Company or any Company Subsidiary or which, together with the Company or any Company Subsidiary, is treated as a single employer within the meaning of Section 414 of the Code.

"Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated by the SEC thereunder.

"Filed SEC Reports" shall mean all forms, statements, certifications, reports and documents filed or furnished by the Company with the SEC pursuant to the Exchange Act on or after May 20, 2015 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, as such statements and reports may have been amended since the date of their filing), but excluding any disclosure under the headings "Risk Factors," "Forward Looking Statements," or any similar precautionary, predictive or forward-looking sections included therein.

A-4

"GAAP" shall mean United States generally accepted accounting principles, as in effect from time to time, applied on a consistent basis.

"Governmental Authority" shall mean any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, instrumentality, department, commission, board, bureau, central bank, authority, court or other tribunal, in each case whether executive, legislative, judicial, regulatory or administrative (including any office of a district attorney, attorney general or the like).

"Indebtedness" shall mean, with respect to the Company and its Subsidiaries, as of any date of determination, without duplication: (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all obligations, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person in any manner, whether directly or indirectly, (h) all obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (k) liabilities secured by a purchase money mortgage or other Liens, accrued interest and fees and expenses with respect to Indebtedness (including breakage costs). For the avoidance of doubt, the Series A Preferred Stock and Secured Promissory Notes shall not constitute Indebtedness. Notwithstanding anything to the contrary in the foregoing, any lease of (or other arrangement conveying the right to use) property (whether real, personal or mixed), which would be required to be classified and accounted for as an operating lease under GAAP existing on the Closing Date shall not constitute Indebtedness.

"Ineligible Assignee" shall mean any person or entity set forth in Section 1(b) of the Disclosure Letter.

"Intellectual Property" shall have the meaning set forth in Section 4.11.

"Investor" shall have the meaning set forth in the preamble of this Agreement.

"Kingstown" shall have the meaning set forth in the preamble of this Agreement.

"Knowledge" shall mean the actual knowledge, as of the date of this Agreement, of each of Seth Ravin, Sebastian Grady, Thomas Sabol, Thomas Shay or Daniel Winslow after reasonable inquiry of their respective direct reports who would reasonably be expected to have actual knowledge of the matter in question.

A-5

"Laws" shall mean any applicable federal, state, local, foreign or other law, statute, regulation, rule, ordinance, code, convention, directive, order, judgment or other legal requirement.

"Lien" shall mean, with respect to any property or asset, any pledge, lien, charge, mortgage, deed of trust, lease, sublease, license, restriction, hypothecation, right of first refusal or offer, conditional sales or other title retention agreement, adverse claim of ownership or use, easement, encroachment, right of way or other title defect, encumbrance, option to purchase or lease or otherwise acquire any interest, and security interest of any kind or nature whatsoever.

"Material Adverse Effect" shall mean any condition, change, event, occurrence or effect (including, without limitation, a Ruling or Proceeding) that, individually or in the aggregate with all other conditions, changes, events, occurrences or effects, is or would reasonably be expected to be materially adverse to the business, assets, liabilities (contingent or otherwise), results of operations or financial condition of the Company; provided, however, in respect of the preceding, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect on or in respect of the Company: (a) any change in applicable Laws or GAAP or any interpretation thereof, (b) any change in interest rates or economic, political, business or financial market conditions generally, (c) any change generally affecting any of the industries in which the Company operates or the economy as a whole, including any change in commodity prices, (d) the announcement, pendency or consummation of the transactions contemplated by the Transaction Documents, (e) compliance with the terms of this Agreement or the taking of any action required by the transactions contemplated by the Transaction Documents, (f) any natural disaster, (g) any acts of terrorism or war or the outbreak or escalation of hostilities or change in geopolitical conditions, (h) any Ruling or Proceeding that is not reasonably expected to materially and adversely impact the Company’s ability to service its existing clients, offer or sell its existing services to new clients (in each case, as of the time of the Ruling or during the pendency of the Proceeding), or any subpoena for documents or other information requested by an enforcement agency of a Governmental Authority against the Company or an executive officer of the Company related to an investigation, (i) any change in trading price or trading volume of the Common Stock or (j) any failure of the Company to meet any projections, forecasts or publicly provided financial guidance, provided that clauses (i) or (j) shall not preclude a determination that any change or effect underlying such change in trading price or trading volume or failure to meet projections or forecasts has resulted in a Material Adverse Effect (to the extent such change or effect is not otherwise excluded from this definition of Material Adverse Effect).

"NASDAQ" shall mean the Nasdaq Global Market and its successors.

"Notice" shall have the meaning set forth in Section 10.7.

"Permitted Indebtedness" shall mean (i) any unsecured Indebtedness, (ii) Indebtedness classified and accounted for as capital leases on a balance sheet of the Company under GAAP (as in effect on the Closing Date) in an aggregate principal amount not to exceed $3,500,000 at any time outstanding, (iii) Indebtedness incurred in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P-cards”), and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and other similar cash management services or in respect of guarantees by the Company or its Subsidiaries for the benefit of its customer or supplier, in each case, incurred in the ordinary course of business, (iv) secured Indebtedness assumed when a Person becomes a Subsidiary or at the time such Person merges or consolidates with Debtor or any of its Subsidiaries so long as such Indebtedness was not incurred in contemplation of such acquisition, merger or consolidation and such Liens do not attach to any property or assets of Debtor or any of its Subsidiaries other than the property and assets subject to such Liens at the time of such acquisition, merger or consolidation (and the proceeds and products thereof and accessions thereto) in an aggregate principal amount not to exceed $3,000,000 at any time outstanding and (v) Indebtedness secured by a Lien not to exceed a principal amount of $1,000,000 at any time outstanding, so long as the incurrence of such Indebtedness described in clauses (i) through (v) does not result in the Company and its Subsidiaries (determined on a consolidated basis) having aggregate Indebtedness in an amount that exceeds the greater of (x) Twenty Million Dollars ($20,000,000) or (y) five percent (5%) of revenue (as calculated in accordance with GAAP on a quarterly basis), as set forth in the Company’s annual report on Form 10-K or quarterly report on Form 10-Q, as applicable, for the twelve-month period ending at the quarter-end immediately prior to the incurrence of such Indebtedness.

A-6

"Person" shall mean any individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, joint venture, other entity or group (as defined in the Exchange Act), including a Governmental Authority.

"Preferred Stock" shall mean any and all series of the preferred stock of the Company, par value $0.0001 per share, including the Series A Preferred Stock.

"Proceeding" shall mean (i) any suit, litigation, arbitration, action, claim, charge, complaint, or (ii) any audit, investigation, inquiry or proceeding in each case, before a Governmental Authority.

"Purchase Price" shall have the meaning set forth in Section 2.

"Purchased Shares" shall have the meaning set forth in Section 2.

"Radcliff" shall have the meaning set forth in the preamble of this Agreement.

"Registration Rights Agreement" shall have the meaning set forth in the recitals of this Agreement.

"Representatives" shall mean, with respect to any Person, the advisors, attorneys, accountants, consultants, agents or other representatives (acting in such capacity) retained by such Person or any of its controlled Affiliates, together with directors, officers and employees of such Person and its Subsidiaries.

A-7

"Restricted Stock" shall mean each share of Common Stock issued pursuant to any Company Stock Plan or otherwise that is subject to specified vesting criteria, including any restricted stock unit or other similar security.

"Ruling" shall mean, any ruling, verdict, decision, finding, judgment, order, determination, indictment or settlement in a matter before a Governmental Authority.

"SEC" shall mean the U.S. Securities and Exchange Commission or any other U.S. federal agency then administering the Securities Act or Exchange Act.

"Securities Act" shall mean the U.S. Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC thereunder.

"Security Agreement" shall mean that certain Security Agreement, dated as of the date of the Closing, by and among the Company, as a grantor, the other grantors party thereto from time to time and Victory Park Management, LLC, as administrative agent for the secured parties, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

"Series A Certificate of Designations" shall mean the certificate of designations for the Series A Preferred Stock substantially in the form attached as Exhibit C.

"Series A Preferred Stock" shall have the meaning set forth in the recitals of this Agreement.

"Subsidiary" of any Person shall mean any corporation, partnership, joint venture, limited liability company, trust or other form of legal entity of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the interest in the capital or profits of such partnership, joint venture or limited liability company or (iii) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

"Subsidiary Charter Documents" shall mean the certificate of incorporation, bylaws and other similar governing documents of each Company Subsidiary, in each case as amended to the date of this Agreement.

"Taxes" shall mean all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments in the nature of taxes, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, and property taxes and all interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental Authority in connection with any of the foregoing.

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"Transaction Documents" shall mean this Agreement, the Series A Certificate of Designations, the Registration Rights Agreement, the Voting Agreements, the Agreement Among Noteholders, the Secured Promissory Notes, and the Security Agreement.

"Transactions" shall mean the transactions contemplated by this Agreement and the Transaction Documents.

"Voting Agreements" shall have the meaning set forth in the recitals of this Agreement.

"VPC" shall have the meaning set forth in the preamble of this Agreement.

2.             Purchase and Sale of the Purchased Shares. On the terms and conditions set forth in this Agreement, at the Closing, the Investors will purchase from the Company, and the Company will issue, sell and deliver to the Investors an aggregate of (i) 2,896,556 shares of Common Stock, and (ii) 140,000 shares of Series A Preferred Stock, for an aggregate purchase price equal to $133,000,000 in cash (the "Purchase Price"), which takes into account a discount of $7,000,000 to the face value of the Series A Preferred Stock, to be paid in full to the Company on the Closing Date. The shares of Common Stock and Series A Preferred Stock to be issued and sold by the Company to the Investors pursuant to this Agreement are collectively referred to as the "Purchased Shares". The number of Purchased Shares to be issued to each Investor and the portion of the Purchase Price payable by such Investor is set forth on Schedule I hereto. For the avoidance of doubt, the Purchase Price paid hereunder has no effect on the liquidation or face value of the Series A Preferred Stock.

3.             Closing. The consummation of the purchase and sale of the Purchased Shares and the other Transactions (the "Closing") shall take place at the offices of Kirkland & Ellis LLP, 300 North LaSalle, Chicago, Illinois 60654, or remotely via the exchange of documents and signature pages, at 10:00 a.m. (local time), as soon as practicable, but no later than the date that is five (5) Business Days following the satisfaction or waiver (to the extent permitted by applicable Law) of the conditions set forth in Sections 6 and 7, or at such other time and place as the Company and the Investors shall mutually agree in writing (the "Closing Date"). At the Closing, the Company shall deliver to each Investor evidence that the number of Purchased Shares set forth opposite such Investor's name on Schedule I are reflected in such Investor's name in book-entry form in the records of the Company's transfer agent in exchange for payment of that portion of the Purchase Price by such Investor set forth on Schedule I by wire transfer of immediately available funds to an account designated by the Company in advance of the Closing Date.

4.             Representations and Warranties of the Company. The Company represents and warrants to each Investor that, except (a) other than with respect to the representations and warranties set forth in Sections 4.1, 4.2, 4.4, 4.6 and 4.21, as otherwise expressly disclosed in any Filed SEC Reports and (b) as set forth in the Disclosure Letter, specifically identifying the relevant section of this Agreement (provided, that disclosure in any section of such Disclosure Letter shall apply to any section of this Agreement to the extent it is reasonably apparent on its face that such disclosure is applicable to such section):

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4.1           Organization, Good Standing and Qualification. Each of the Company and the Company Subsidiaries is duly organized, validly existing and in good standing under the laws of the state of its formation; has all requisite power and authority to own its properties and conduct its business as presently conducted; and is duly qualified to do business and in good standing in each state in the United States of America where its business requires such qualification, except where failure to be so duly organized, validly existing and in good standing, to have such requisite power and authority or to be so duly qualified and in good standing, individually or in the aggregate, has not had, or is not reasonably likely to result in, a Material Adverse Effect. True and accurate copies of the Company Charter Documents, each as in effect as of the date of this Agreement, have been made available to the Investors.

4.2           Authorization; Enforceable Agreement.

(a)               Other than the Company Stockholder Approval, all corporate action on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement and each Transaction Document, the performance of all obligations of the Company under this Agreement and each Transaction Document, and the authorization, issuance (or reservation for issuance), sale, and delivery of (i) the Purchased Shares being sold hereunder and (ii) the shares of Common Stock issuable upon the conversion of the Preferred Stock has been taken, and this Agreement and each Transaction Document, assuming due authorization, execution and delivery by the Investors or any other party thereto, constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

(b)               The Board has duly adopted resolutions (i) evidencing its determination and declaration that as of the Closing Date this Agreement, the other Transaction Documents and the Transactions are fair to and in the best interests of the Company and its shareholders and are advisable in all respects, (ii) authorizing and approving the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Transactions, (iii) approving and filing the Series A Certificate of Designations and (iv) recommending that the holders of the Common Stock approve the Transactions (such recommendation, the "Company Board Recommendation"), which resolutions have not been subsequently rescinded, modified or withdrawn.

4.3           Litigation. As of the date of this Agreement, other than the Company Legal Activity, there is no action, suit, proceeding or investigation pending or, to the Knowledge of the Company, overtly threatened against, nor any outstanding judgment, order or decree against, the Company or any of the Company Subsidiaries before or by any Governmental Authority or arbitral body which, individually or in the aggregate, have had, or if adversely determined, would reasonably be likely to have, a Material Adverse Effect.

4.4           Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, declaration, or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the offer, sale, or issuance of the Purchased Shares (including those shares of Common Stock issuable upon the conversion of the Series A Preferred Stock) or the consummation of any other transaction contemplated by this Agreement, except for the following: (i) the compliance with applicable state securities laws, which compliance will have occurred within the appropriate time periods and (ii) the filing with the SEC of such proxy statements and reports under the Exchange Act as may be required in connection with this Agreement and the Transactions. Assuming that the representations of the Investors set forth in Section 5 are true and correct, the offer, sale, and issuance of the Purchased Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act, and all applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

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4.5           Valid Issuance of Purchased Shares. The Purchased Shares being purchased by the Investors hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed in this Agreement, will be duly and validly issued, fully paid, and nonassessable, and will be free of any Liens or restrictions on transfer other than restrictions under this Agreement, the Company Charter Documents and the Series A Certificate of Designations and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Series A Certificate of Designations, will be duly and validly issued, fully paid, and nonassessable and will be free of any Liens or restrictions on transfer other than restrictions on transfer under this Agreement and the Company Charter Documents and under applicable state and federal securities Laws. The sale of the Purchased Shares does not, and the subsequent conversion of the Series A Preferred Stock into Common Stock will not be, subject to any preemptive rights, rights of first offer or any anti-dilution provisions contained in the Company Charter Documents.

4.6           Capitalization. The authorized capital stock of the Company consists of 1,100,000,000 shares of capital stock, 1,000,000,000 of which are designated Common Stock and 100,000,000 of which are designated as Preferred Stock. Pursuant to the Series A Certificate of Designations the Company has designated 180,000 as Series A Preferred Stock. As of the close of business on the day immediately preceding the date hereof, 59,991,559 shares of Common Stock were issued and outstanding and no shares of Preferred Stock (of any class or designation) were issued and outstanding. As of the date hereof, there are no shares of Preferred Stock or Common Stock held by the Company in its treasury. All issued and outstanding shares of capital stock have been duly authorized and validly issued, fully paid, nonassessable and free of preemptive rights. The Company will reserve that number of shares of Common Stock sufficient for issuance upon conversion of the shares of Series A Preferred Stock being issued and sold pursuant to this Agreement. As of the close of business on the day immediately preceding the date hereof, (x) options to purchase an aggregate of 12,717,208 shares of Common Stock are outstanding, (y) no shares of Restricted Stock are outstanding under the Company Stock Plans and (z) 175,820 Restricted Stock Units are outstanding (pursuant to which no underlying shares of Common Stock have been issued), in each case, under the Company Stock Plans. As of the close of business on the day immediately preceding the date hereof, there are 16,160,953 shares of Common Stock reserved for issuance under the Company Stock Plans. As of the close of business on the day immediately preceding the date hereof, 4,667 units, consisting of one share of Common Stock and one-half of one warrant, are outstanding. As of the close of business on the day immediately preceding the date hereof, warrants to purchase an aggregate of 18,125,590 shares of Common Stock are outstanding. Other than as provided in this Agreement or any other Transaction Document, there are no other outstanding rights, options, warrants, preemptive rights, rights of first offer, or similar rights for the purchase or acquisition from the Company of any securities of the Company, nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first offer. There are no outstanding rights or obligations of the Company to repurchase or redeem any of its equity securities. The respective rights, preferences, privileges, and restrictions of the shares of Common Stock and any other class of capital stock of the Company are as stated in the Company Charter Documents.

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4.7           Compliance with Other Instruments. The Company is not in violation or default of any provision of the Company Charter Documents. The execution, delivery, and performance of and compliance with this Agreement and any other Transaction Document to which it is a party, and the issuance and sale of the Purchased Shares will not (i) result in any default or violation of the Company Charter Documents, (ii) result in any default or violation of any agreement relating to its Indebtedness or under any mortgage, deed of trust, security agreement or lease to which it is a party or in any default or violation of any material judgment, order or decree of any Governmental Authority or (iii) be in conflict with or constitute, with or without the passage of time or giving of notice, a default under, require any consent or waiver under, result in the acceleration of any vesting or any right under, create in any party the right to accelerate, terminate, modify, cancel or require any notice or payment under any material Contract, Company Plan, mortgage, or other arrangement to which the Company or any Company Subsidiary is party or otherwise result in any encumbrance or charge upon any of the properties or assets of the Company or any Company Subsidiary or the suspension, revocation, impairment or forfeiture of any material permit, license, authorization, or approval applicable to the Company or any Company Subsidiary, its business or operations, or any of its assets or properties.

4.8           Material Adverse Effect. As of the date of this Agreement, neither the Company nor any Company Subsidiary has sustained since March 31, 2018 any material loss or interference with the business of the Company and the Company Subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or any development involving a prospective Material Adverse Effect, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Company Subsidiaries taken as a whole.

4.9           Properties; Assets. The Company and the Company Subsidiaries have good and marketable title in fee simple to all real property and good and valid title to all personal property owned by them, in each case free and clear of all Liens except as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Company Subsidiaries; and any real property and buildings held under lease by the Company and the Company Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and the Company Subsidiaries.

4.10         Material Contracts. Neither the Company nor any of the Company Subsidiaries is in violation or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Contract to which it is a party or by which it or any of its properties may be bound.

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4.11         Intellectual Property. The Company and the Company Subsidiaries own or have the right to use pursuant to license, sublicense, agreement or permission all patents, patent applications, trademarks, service marks, trademark and servicemark applications, trade names, copyrights, trade secrets, domain names, know-how, information, software, intellectual property, and proprietary rights ("Intellectual Property") necessary for their business as described in the Filed SEC Reports, in each case except where the failure to own or have such right, individually or in the aggregate, have not had, or are not reasonably likely to have, a material impact on the Company and the Company Subsidiaries taken as a whole. To the Knowledge of the Company, all material registered Intellectual Property owned by the Company and the Company Subsidiaries is valid and enforceable. The Company and the Company Subsidiaries have taken all reasonable steps necessary to protect and maintain the material Intellectual Property they purport to own and to secure assignment of such Intellectual Property from its employees and contractors, as applicable. To the Knowledge of the Company the operation of the businesses of the Company and the Company Subsidiaries has not in the last two (2) years infringed, misappropriated, or otherwise violated, and does not infringe, misappropriate, or otherwise violate the Intellectual Property of any other Person. Neither the Company nor any of the Company Subsidiaries has received any written or, to the Knowledge of the Company, oral communications alleging that the Company or any of the Company Subsidiaries has infringed, misappropriated, or otherwise violated the Intellectual Property of any other Person, in each case other than any such infringement, misappropriation, or other violation which, individually or in the aggregate, have not had, or are not reasonably likely to have, a material impact on the Company and the Company Subsidiaries taken as a whole. The Company and the Company Subsidiaries have taken reasonable measures to prevent the unauthorized dissemination or publication of their confidential information and, to the extent contractually required to do so, the confidential information of third parties in their possession. To the Knowledge of the Company in the last three (3) years neither the Company nor any of the Company Subsidiaries has experienced any incident in which confidential or sensitive information, payment card data, personally identifiable information, or other protected information relating to individuals was or may have been stolen or improperly accessed, including any breach of security and neither the Company nor any of the Company Subsidiaries has received any written notices or complaints from any Person with respect thereto, in each case except where any such incident, individually or in the aggregate, have not had, or are not reasonably likely to have, a material impact on the Company and the Company Subsidiaries taken as a whole.

4.12         Internal Controls. To the extent such requirements are applicable to the Company, the Company and the Company Subsidiaries maintain a system of internal accounting control over financial reporting (as such term is defined in Rule 12a-15(f) under the Exchange Act) that complies with the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company's independent registered public accounting firm, has identified or been made aware of "significant deficiencies" or "material weaknesses" (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company's internal controls over financial reporting which would reasonably be expected to adversely affect in any material respect the Company's ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated.

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4.13         Financial Statements; Controls.

(a)               The consolidated financial statements and schedules of the Company, and the related notes thereto, included in the Filed SEC Reports complied as to form, as of their respective filing dates with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, and present fairly in all material respects the consolidated financial position of the Company as of the respective dates of such financial statements and schedules, and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments). Such statements, schedules and related notes have been prepared in accordance with GAAP, as certified by KPMG LLP or Marcum LLP, as applicable, (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X).

(b)               Neither the Company nor any of the Company Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date hereof, to be reflected on a consolidated balance sheet of the Company (including the notes thereto) except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the Company and the Company Subsidiaries as of March 31, 2018 (the "Balance Sheet Date") included in the Filed SEC Reports, (ii) incurred after the Balance Sheet Date in the ordinary course of business, (iii) as contemplated by this Agreement or otherwise incurred in connection with the Transactions, (iv) as related to Taxes, (v) that have been discharged or paid prior to the date of this Agreement or (vi) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c)               The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and the Company Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(d)               There are no contracts, other documents or other agreements required to be described in the Filed SEC Reports or to be filed as exhibits to the Filed SEC Reports by the Exchange Act or by the rules and regulations thereunder which have not been described or filed (or incorporated by reference from prior filings under the Exchange Act to the extent permitted) as required.

(e)               The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are in effect and with which the Company is required to comply.

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4.14         Exchange Act Reporting. The Company has filed or furnished, as applicable, on a timely basis all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act on or after May 20, 2015. Each of the Filed SEC Reports complied in all material respects with the applicable requirements of the Exchange Act and any rules and regulations promulgated thereunder. As of their respective dates (or, if amended prior to the date hereof, as of the date of such amendment), the Filed SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date hereof, there are no material outstanding or unresolved comments received from the SEC with respect to any of the Filed SEC Reports.

4.15         Compliance with Laws. The Company and the Company Subsidiaries (a) are in compliance with, and conduct their respective businesses in conformity with, all applicable foreign, federal, state and local laws and regulations, except where the failure to so comply or conform has not had, or is not reasonably likely to have, a material impact on the Company and the Company Subsidiaries taken as a whole and (b) possess all licenses, franchises, permits, certificates, approvals, orders and authorizations from Governmental Authorities required by Law necessary for the Company to conduct its business as currently conducted or currently planned by the Company and the Company Subsidiaries (each, a "Company Permit"), except where the failure to possess such documents, individually or in the aggregate, has not had, or is not reasonably likely to have, a material impact on the Company and the Company Subsidiaries taken as a whole; and neither the Company nor any of the Company Subsidiaries has received any verbal or written notice of any proceeding relating to the revocation or modification of, or non-compliance with, any material certificate, authorization, permit, clearance or approval.

4.16         Anti-Corruption Compliance. Neither the Company nor any of the Company Subsidiaries nor, to the Knowledge of the Company, any Affiliates, directors, officers, employees, agents or Representatives of the Company or of any of the Company Subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any "government official" (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and the Company Subsidiaries and Affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.

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4.17         Employment and Labor Matters.

(a)               Each Company Plan is and has been established, maintained, funded and administered in compliance in all material respects with the terms of each Company Plan and with ERISA, the Code and all applicable Laws. No Company Plan is subject to Title IV of ERISA, and none of the Company, any Company Subsidiary or any ERISA Affiliate has sponsored, maintained, contributed to, been required to contribute to, or had any liability or obligation under or with respect to any plan that is or was subject to Title IV of ERISA. No Company Plan is a "multiemployer plan" (as such term is defined in Section 3(37) of ERISA. Each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, the trust thereunder is exempt from taxation, and has received a current favorable determination letter or opinion letter from the Internal Revenue Service on which it can rely, and nothing has occurred, whether by action or by failure to act, which would adversely affect such qualification or tax-exempt status. Neither the Company nor any Company Subsidiary has any liability or obligation on account of at any time being considered a single employer with any other Person under Section 414 of the Code. There has been no prohibited transaction (as defined in Section 4795 of the Code or Section 406 of ERISA) or breach of fiduciary duty (as determined under ERISA) with respect to any Company Plan.

(b)               No material labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company or the Company Subsidiaries which would reasonably be expected to be material to the Company and the Company Subsidiaries taken as a whole. The Company is in compliance with all Laws relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries taken as a whole.

(c)               The Company is not a party to any collective bargaining agreement. The Company believes that its relations with its employees are as disclosed in the Filed SEC Reports. No current executive officer of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company is in violation of any material term of any employment Contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

4.18         Tax. The Company (i) has prepared and filed all foreign, federal and state income and all other Tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all Taxes and other governmental assessments and charges that are material in amount, whether or not shown on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such Tax, assessment, charge or return would not reasonably be expected to be material to the Company and the Company Subsidiaries. Other than in connection with accrued state sales taxes that may be owed, there are no unpaid taxes in any material amount claimed in writing to be due by the taxing authority of any jurisdiction. No (x) U.S. federal tax audits or (y) administrative or judicial Tax proceedings with respect to U.S. federal tax are pending or being conducted with respect to the Company or the Company Subsidiaries. Neither the Company nor the Company Subsidiaries is a party to or bound by any Tax allocation or sharing agreement other than customary agreements the primary purpose of which is unrelated to Taxes. Neither the Company nor the Company Subsidiaries (A) has been a member of an "affiliated group" filing a consolidated federal income Tax return (other than a group the common parent of which was Company) or (B) has any liability for the Taxes of any Person (other than the Company and the Company Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as a transferee or successor, otherwise by operation of Law or by contract. Within the last two (2) years, neither the Company nor the Company Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Code §355 or Code §361. The Company has given the Investors an opportunity to review correct and complete copies of all Tax Returns filed with respect to taxable periods ending after December 31, 2013.

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4.19         Insurance. The Company and each of the Company Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of the Company Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not be reasonably likely to have a material impact on the Company and the Company Subsidiaries taken as a whole.

4.20         Related Party. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or Indebtedness by the Company or any of the Company Subsidiaries to or for the benefit of any of the executive officers or directors of the Company.

4.21         Brokers and Other Advisors. No agent, broker, investment banker, finder, financial advisor, firm or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission or reimbursement of expenses in connection with the Transactions based upon arrangements made by or on behalf of the Company or any Company Subsidiary.

4.22         Vote Required. The Company Stockholder Approval is the only vote or approval of the holders of any class or series of capital stock of the Company or any of its Subsidiaries that is required under the rules and regulations of the SEC, the DGCL or NASDAQ to approve the Transactions and the consummation thereof.

4.23         Anti-Takeover Provisions. The Company and the Board have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company Charter Documents or the laws of the State of Delaware that is applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Purchased Shares pursuant hereto or upon the conversion of the Series A Preferred Stock and the Investors' ownership of the Purchased Shares.

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5.             Representations and Warranties of the Investors. Each Investor represents and warrants, severally and not jointly and severally, to the Company that:

5.1           Private Placement.

(a)               Such Investor is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; (ii) aware that the sale of the Purchased Shares to it are being made in reliance on a private placement exemption from registration under the Securities Act and (iii) acquiring the Purchased Shares for its own account.

(b)               Such Investor understands and agrees that the Purchased Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that such Purchased Shares have not been and, except as contemplated by the Registration Rights Agreement, will not be registered under the Securities Act and that such Purchased Shares may be offered, resold, pledged or otherwise transferred only (i) in a transaction not involving a public offering, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iii) pursuant to an effective registration statement under the Securities Act or (iv) to the Company or one of the Company Subsidiaries, in each of cases (i) through (iv) in accordance with any applicable state and federal securities laws, and that it will notify any subsequent purchaser of Purchased Shares from it of the resale restrictions referred to above, as applicable.

(c)               Such Investor understands that, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144 thereunder, the Company may require that the Purchased Shares will bear a legend or other restriction substantially to the following effect (it being agreed that if the Purchased Shares are not certificated, other appropriate restrictions shall be implemented to give effect to the following):

"THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN A TRANSACTION NOT INVOLVING A PUBLIC OFFERING, (II) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE COMPANY OR ANY COMPANY SUBSIDIARY, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

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(d)               Such Investor (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Purchased Shares and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(e)               Such Investor acknowledges that (i) it has conducted its own investigation of the Company and the terms of the Purchased Shares and (ii) it has had access to the Company's public filings with the SEC and to such financial and other information as it deems necessary to make its decision to purchase the Purchased Shares, each as it deemed sufficient in connection with the decision to purchase the Purchased Shares. Such Investor further acknowledges that it has had such opportunity to consult with its own counsel, financial and tax advisors and other professional advisers as it believes is sufficient for purposes of the purchase of the Purchased Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of such Investor to rely on such representations and warranties.

(f)                Such Investor understands that the Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

(g)               Such Investor is a U.S. Person.

(h)               Except for the representations and warranties contained in Section 4 of this Agreement (including any references in such Section to the Filed SEC Reports), such Investor acknowledges that neither the Company nor any Person on behalf of the Company makes, and such Investor has not relied upon, any other express or implied representation or warranty with respect to the Company or any Company Subsidiaries or with respect to any other information provided to such Investor in connection with the Transactions.

5.2           Organization. Such Investor is duly organized and is validly existing in the jurisdiction of its organization.

5.3           Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, declaration, or filing with, any federal, state, or local Governmental Authority on the part of such Investor is required in connection with the purchase of the Purchased Shares (and the Purchased Shares issuable upon the conversion of the shares of Series A Preferred Stock) or the consummation of any other transaction contemplated by this Agreement, except for the following: (i) the compliance with applicable state securities laws, which compliance will have occurred within the appropriate time periods; and (ii) the filing with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and Transactions.

5.4           Authorization; Enforceability. Such Investor has full right, power, authority and capacity to enter into this Agreement and any other Transaction Documents to which it is a party and to consummate the Transactions. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of such Investor, and this Agreement and the other Transaction Documents have been, duly executed and delivered by such Investor and, assuming due authorization, execution and delivery of this Agreement and the other Transaction Documents by the Company, will constitute valid and binding obligation of such Investor, enforceable against it in accordance with its terms.

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5.5           No Default or Violation. The execution, delivery, and performance of and compliance with this Agreement and any other Transaction Documents to which such Investor is a party, and the issuance and sale of the Purchased Shares and will not (i) result in any default or violation of the certificate of incorporation, bylaws, limited partnership agreement, limited liability company operating agreement or other applicable organizational documents of such Investor, (ii) result in any default or violation of any agreement relating to its material Indebtedness or under any mortgage, deed of trust, security agreement or lease to which it is a party or in any default or violation of any material judgment, order or decree of any Governmental Authority or (iii) be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision, or result in the creation of any Lien upon any of the properties or assets of such Investor pursuant to any such provision, or the suspension, revocation, impairment or forfeiture of any material permit, license, authorization, or approval applicable to such Investor, its business or operations, or any of its assets or properties pursuant to any such provision, except in the case of clauses (ii) and (iii) as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of such Investor to consummate the Transactions.

6.             Conditions to the Investors' Obligations at Closing. The obligation of the Investors to purchase the Purchased Shares at the Closing is subject to the fulfillment or waiver (if permissible by applicable Law) as of the Closing of each of the following conditions:

6.1              No Law, injunction (including the filing of any petition seeking an injunction against the Company in a matter that is pending as of the date hereof), judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority (collectively, "Restraints") shall be in effect enjoining, restraining, preventing or prohibiting consummation of the Transaction.

6.2              The representations and warranties of the Company set forth in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall be true and correct as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of the Closing Date (except to the extent that such representation and warranty expressly speaks only as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure to be true and correct would not have a Material Adverse Effect; provided, however, that, notwithstanding the foregoing, each of the representations and warranties set forth in Section 4.2, Section 4.4, Section 4.5 and Section 4.6 (except for the issuance of shares of Common Stock required to be issued upon the exercise of options, RSUs or warrants of the Company outstanding on the date hereof and the grant of any options or RSUs under any Company Stock Plan existing on the date hereof (or any agreement thereunder) in the ordinary course of business) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date, and the Investors shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

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6.3              The Company shall have performed in all material respects all obligations, agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date, and the Investors shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

6.4              Since the date of this Agreement, there shall not have been any occurrence, event, change, effect or development that has had, would have, or would reasonably be expected to have, a Material Adverse Effect.

6.5              Prior to, or simultaneous with, the Closing, the Company shall have adopted and filed with the Secretary of State of the State of Delaware the Series A Certificate of Designations and the Series A Certificate of Designations will be in full force and effect.

6.6              The Company shall have executed and delivered the Registration Rights Agreement in the form attached as Exhibit A hereto.

6.7              The Company shall have executed and delivered a secured promissory note in the form attached as Exhibit D hereto (collectively, the "Secured Promissory Notes") to each Investor.

6.8              The Company shall have executed and delivered to each Investor a confidentiality agreement, in such form as agreed by the Company and the Investors as of the date hereof.

6.9              The Company shall have executed and delivered the Security Agreement and shall have filed all UCC-1s contemplated by the Security Agreement.

6.10            The Company Stockholder Approval shall have been obtained.

6.11            The Company shall have delivered a payoff letter for the Colbeck Financing Agreement in form and substance reasonably acceptable to the Investors.

6.12            The Company shall not have received any notice of delisting from the NASDAQ Stock Market.

6.13            The Company shall not have settled or agreed to settle, (i) any Proceeding, (ii) any stockholder litigation or dispute against the Company or any of its officers or directors or (iii) any Proceeding that relates to the Transactions; in each case other than settlements involving only the payment of money damages of less than $10,000,000 or that are otherwise fully covered by insurance (in each case other than the Proceeding set forth on Section 6.13 of the Disclosure Letter).

6.14            The Company shall not have entered into any agreement that contemplates any transactions that if consummated would result in a "Change of Control" as defined in the Series A Certificate of Designations.

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7.             Conditions to the Company's Obligations at Closing. The obligations of the Company to issue, sell and deliver to the Investors the Purchased Shares at the Closing are subject to the fulfillment or waiver (if permissible by applicable Law) as of the Closing of each of the following conditions, and for the avoidance of doubt, such obligations of the Company in respect of any Investor shall be subject to the following in respect of all of the Investors:

7.1              No Restraint shall be in effect enjoining, restraining, preventing or prohibiting consummation of Transactions.

7.2              The representations and warranties of each Investor set forth in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality, shall be true and correct as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of the Closing Date (except to the extent that such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation by the Investors of the Transactions.

7.3              The Investors shall have performed in all material respects all obligations, agreements and covenants required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of the Investors by an executive officer of the Investors to such effect.

7.4              The Investors shall have executed and delivered the Registration Rights Agreement in the form attached as Exhibit A hereto.

7.5              Each Investor shall have executed and delivered a Secured Promissory Note.

7.6              Each Investor shall have executed and delivered a confidentiality agreement, in such form as agreed by the Company and the Investors as of the date hereof.

7.7              VPC shall have executed and delivered the Security Agreement.

8.             Covenants. The Company and each Investor hereby covenant and agree as follows:

8.1              Use of Proceeds. The Company shall apply the net proceeds from the issuance and sale of the Purchased Shares in the following order: (i) first, the repayment of all outstanding Indebtedness under the Colbeck Documents, (ii) second, to repay all various fees and expenses under the Colbeck Documents, and (iii) third, the payment of fees and expenses in connection with the Transactions.

8.2              Reservation of Common Stock; Issuance of Shares of Common Stock. For as long as any shares of Series A Preferred Stock are outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or shares of Common Stock held in treasury by the Company, for the purpose of effecting the conversion or redemption of the shares of Series A Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all shares of Series A Preferred Stock (after giving effect to all anti-dilution adjustments) then outstanding. All shares of Common Stock issued upon conversion of the shares of Series A Preferred Stock shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, shall be listed or quoted for trading on the Nasdaq Stock Market or any other U.S. national securities exchange on which the Common Stock is traded (if any), and shall be free from preemptive rights and free of any Lien or adverse claim.

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8.3           Transfer Taxes. The Company shall bear 50% and the Investors shall severally (pro rata based on the number of Purchased Shares to be purchased hereunder) bear the remaining 50% of any and all documentary, stamp or similar issue or transfer Taxes due on the issue of the Purchased Shares and Common Stock at Closing and the issue of shares of Common Stock upon conversion of the shares of Series A Preferred Stock.

8.4           Public Disclosure. On the date of this Agreement, or within 24 hours thereafter, the Company may elect to issue a press release in a form mutually agreed to by the Company and each of the Investors. No other written release, announcement or filing concerning the purchase of the Purchased Shares or the Transactions shall be issued, filed or furnished, as the case may be, by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release, announcement or filing as may be required by Law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall, to the extent reasonably practicable, allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, each party hereto shall be allowed to disclose the terms of this Agreement and the transactions contemplated hereby (but not any non-public information provided in diligence or pursuant to the information rights granted pursuant to this Agreement) (i) to its and its Affiliates' authorized representatives and employees, (ii) in connection with summary information about such Person's or their Affiliates' financial condition, (iii) to any of its Affiliates' auditors, attorneys, financing sources, limited partners, potential investors or other agents, or (iv) to any bona fide prospective purchaser of the equity or assets such Person or its Affiliates provided that in the case of disclosures made pursuant to clauses (i) through (iv), the recipient is informed of the confidential nature of such information.

8.5           Nasdaq Listing; CUSIP. For as long as (i) any shares of Series A Preferred Stock are outstanding, or (ii) any principal amount is outstanding under the Secured Promissory Notes, the Company shall use its commercially reasonable efforts to take, or cause to be taken, all actions necessary to cause the Company to remain in compliance with the rules and regulations of the Nasdaq Stock Market and to otherwise maintain the Company's listing on the Nasdaq Stock Market, and each of the Investors shall reasonably cooperate with the Company, at the Company's expense, in connection with the foregoing, including providing to the Company or the Nasdaq Stock Market such information reasonably requested by the Company that is necessary in connection therewith. The Company shall obtain a CUSIP for the Series A Preferred Stock no later than five (5) days after the date hereof.

8.7           Stockholder Approval.

(a)               As promptly as reasonably practicable after the execution of this Agreement, the Company shall prepare a proxy statement relating to the Company Stockholders' Meeting (as amended or supplemented from time to time, the "Proxy Statement") in preliminary form and file it with the SEC. The Board shall make the Company Board Recommendation to the Company's stockholders and shall include such recommendation in a proxy statement. Each Investor shall provide to the Company all information concerning such Investor and its respective Affiliates as may be reasonably requested by the Company in connection with the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC. Each of the Company and each Investor shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent such information shall have become false or misleading in any material respect. The Company shall notify the Investors promptly upon the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement and shall supply the Investors with copies of all written correspondence between the Company or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement. The Company shall use commercially reasonable efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement and to resolve such comments with the SEC, and shall use commercially reasonable efforts to cause the Proxy Statement to be disseminated to its stockholders as promptly as reasonably practicable after the resolution of any such comments. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto) or any dissemination thereof to the stockholders of the Company, or responding to any comments from the SEC with respect thereto, the Company shall provide the Investors with a reasonable opportunity to review and to propose comments on such document or response, which the Company shall consider in good faith.

(b)               Subject to Section 8.7(a), the Company shall take all necessary actions in accordance with applicable Law, the Company Charter Documents and the rules of NASDAQ to duly call, give notice of, convene and hold a meeting of its stockholders (including any adjournment, recess or postponement thereof, the "Company Stockholders' Meeting") for the purpose of obtaining the Company Stockholder Approval, as soon as reasonably practicable and in any event not more than 10 days following the mailing of the Proxy Statement after the SEC confirms that it has no further comments on the Proxy Statement, and, prior to the termination of this Agreement in accordance with its terms, shall not submit any Alternative Transaction for approval or adoption by the stockholders of the Company. The Company shall use commercially reasonable efforts to obtain the Company Stockholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may, in its sole discretion, adjourn, recess, or postpone the Company Stockholders' Meeting (i) after consultation with the Investors, to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders' Meeting, (ii) if as of the time for which the Company Stockholders' Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders' Meeting or (iii) to solicit additional proxies if the Company reasonably believes it may be necessary to obtain the Company Stockholder Approval.

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8.8           Blue Sky. The Company shall make all filings and reports relating to the offer and sale of the Purchased Shares required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

8.9           No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Purchased Shares in a manner that would require the registration under the Securities Act of the sale of the Purchased Shares to the Investors pursuant to this Agreement or any other Transaction Document, or that will be integrated with the offer or sale of the Purchased Shares for purposes of the rules and regulations of any securities exchange such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

8.10         Acknowledgment of Dilution. The Company acknowledges that the issuance of the Purchased Shares may result in dilution of the outstanding shares of Common Stock.  The Company further acknowledges that its obligations under the Transaction Documents, including its obligation to issue the Purchased Shares pursuant to the Agreement and issue shares of Common Stock upon the conversion of the Series A Preferred Stock are, subject to the terms of this Agreement, unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

8.11         Investor Consents. For so long as (i) the Investors, together with their respective Affiliates, beneficially own in aggregate at least 7,000 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) or (ii) at least $7,000,000 in aggregate principal amount outstanding under the Secured Promissory Notes, the Company shall not, without the prior written consent of Investors owning in the aggregate in excess of 50% of (x) the then outstanding shares of Series A Preferred Stock held by Investors or (y) the principal amount outstanding under the Secured Promissory Notes, as applicable, incur any Indebtedness other than Permitted Indebtedness.

8.12         Information Rights. For so long as an Investor, together with one or more of its Affiliates, beneficially owns (i) at least 7,000 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) or (ii) at least $7,000,000 in aggregate principal amount outstanding under the Secured Promissory Notes, and provided that the requesting Investor is subject to customary confidentiality obligations regarding any confidential information received from or regarding the Company substantially similar to the confidentiality agreements to be entered into by the Investors as of Closing (collectively, “Confidentiality Obligations”), the Company shall permit such Investor and its designated representatives, at reasonable times and upon reasonable prior notice to the Company, to review the books and records of the Company and its Subsidiaries and to discuss the affairs, finances and condition of the Company or any of its Subsidiaries with the officers of the Company or any of its Subsidiaries, including, for the avoidance of doubt, at least one meeting each quarter with the Company's management, provided that such information shall exclude all books and records, correspondence, documentation and other materials that is subject to attorney-client privilege or work product doctrine (provided further, in each case, that the Company will use commercially reasonable efforts to make such disclosure that is practicable to be made in a manner that preserves such attorney-client privilege or work product doctrine).

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8.13         Tax Related Covenants. Absent a change in Law or a contrary determination (as defined in Section 1313(a) of the Code), the Investor and the Company shall not (A) for any United States federal income Tax reporting or withholding Tax purposes treat the (I) the Series A Preferred Stock as "preferred stock" for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder or (II) the Series A Preferred Stock as receiving a taxable dividend with respect to a dividend paid in kind or for any dividend that accrued but remains unpaid for purposes Section 305 of the Code and Treasury Regulation promulgated thereunder or (B)  take any other Tax position that would result in the Series A Preferred Stock having a taxable  dividend for United States federal income Tax purposes with respect to any accrual of a dividend or a dividend paid in kind.

8.14         Exclusivity. From and after the execution of this Agreement and through the earlier of the Closing or the valid termination of this Agreement in accordance with its terms, the Company shall not, and shall procure that its Affiliates and Representatives do not and will not, directly or indirectly, (i) solicit, initiate or knowingly encourage or facilitate any Alternative Transaction (it being understood that if the Company receives an unsolicited Alternative Transaction proposal that was not received in violation of this Section 8.14, the Company may respond to, and engage in discussions with, the party making such Alternative Transaction proposal) or (ii) enter into, or undertake to enter into any Contract for an Alternative Transaction, or otherwise requiring it to abandon, terminate or fail to consummate the issuance of the Purchased Shares or the Transactions. From and after the execution of this Agreement and through the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company, its Affiliates and its and their Representative shall promptly advise the Investors in writing of the receipt, directly or indirectly, of any inquiries, discussions, negotiations, or proposals relating to an Alternative Transaction (including the specific terms thereof and the identity of the other individual or entity or individuals or entities involved) and promptly furnish to the Investors a copy of any such written proposal in addition to a copy of any information provided to or by any third party relating thereto. Any breach of the terms of this Section 8.14 by any Affiliate or Representative of the Company (as if it were a party hereto) shall be deemed a breach by the Company.

8.15         Conduct of Business. Except as expressly permitted or required by this Agreement, as required by applicable Law, during the period from the date of this Agreement until the earlier of (x) termination of this Agreement in accordance with Section 9.1 and (y) the Closing, unless the Investors otherwise consent in writing, the Company shall, and shall cause the Company Subsidiaries to, conduct their businesses only in the ordinary course of business in all material respects consistent with past practice. Without limiting the foregoing, except as set forth in the Disclosure Letter, as expressly permitted or required by this Agreement, as required by applicable Law or as consented to in writing by the Investors, the Company shall not, and shall not permit any of the Company Subsidiaries to, between the date of this Agreement and the earlier to occur of the termination of this Agreement in accordance with Section 9.1 and the Closing, take any of the following actions:

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(a)               take any action that, if taken immediately following the Closing, would require the approval of the holders of a majority of the Series A Preferred Stock (on an as-converted basis, including any shares of Common Stock issued upon the conversion thereof) that is held by the Investors or any of their respective Affiliates;

(b)               establish a record date for, declare, set aside for payment or make payment in respect of, any dividend or other distribution upon any shares of capital stock of the Company;

(c)               create, issue, sell or grant or authorize the issuance, sale or grant of any equity securities of the Company or any of the Company Subsidiaries with rights or preferences senior to, or pari passu with, the Series A Preferred Stock;

(d)               enter into any transaction that, if consummated, would cause the Company to be delisted from the NASDAQ Stock Market or prohibit the Company from being listed or quoted for trading on any other U.S. national securities exchange; provided, however, that this clause (d) shall not apply to any transaction that is a "Change of Control" as defined in the Series A Certificate of Designations;

(e)               amend or propose to amend the Company Charter Documents or the Subsidiary Charter Documents in a manner that is materially adverse to the rights and preferences of the Series A Preferred Stock;

(f)                take any action that would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Transactions; or

(g)               agree, resolve or commit to take any of the foregoing actions.

8.16         Contractual Restrictions. For as long as any shares of Series A Preferred Stock are outstanding, neither the Company nor its Subsidiaries will enter into any Contract that would prohibit or limit the Company's ability to pay dividends on the Series A Preferred Stock or to redeem or effect the conversion of the Series A Preferred Stock in accordance with the Series A Certificate of Designations.

8.17         Access to Information. Prior to the Closing, upon reasonable notice and during normal business hours, the Company shall, and shall cause the officers and employees of the Company, to (a) afford the officers, employees and authorized agents and representatives of the Investors subject to Confidentiality Obligations reasonable access to the employees, offices, properties, books and records of the Company and (b) furnish to the officers, employees and authorized agents and representatives of the Investor subject to Confidentiality Obligations such additional financial and operating data and other information regarding the assets, properties and business of the Company as the Investors may from time to time reasonably request in order to assist the Investors in fulfilling its obligations under this Agreement and to facilitate the consummation of the Transactions; provided, however, (i) any such access shall be conducted in such a manner as not to interfere unreasonably with the operations or business activities of the Company; and (ii) the Company shall not be required to so confer, afford such access or furnish such copies or other information to the extent that doing so would contravene any Law, result in the breach of any confidentiality or similar agreement to which the Company is a party, the loss of protectable interests in trade secrets, or the loss of attorney-client privilege (provided that the Company shall use its reasonable efforts to allow for such access or disclosure in a manner that does not result in a breach of such agreement or a loss of attorney-client privilege, including using commercially reasonable efforts to obtain the required consent of any applicable third party or through the use of a "clean team"). The representations, warranties, agreements, covenants and obligations of the Company, and the rights and remedies that may be exercised by the Investor, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, the Investor or any of its Representatives.

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8.18          Commercially Reasonable Efforts.

(a)               Subject to the terms and conditions set forth in this Agreement, (i) the Company shall and shall cause its Affiliates to, use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to ensure that the conditions set forth in Section 6 are satisfied, and to consummate the Transactions as promptly as practicable, and (ii) each Investor shall and shall cause its Affiliates to, use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to ensure such Investor's conditions set forth in Section 7 are satisfied, and to consummate the Transactions as promptly as practicable, including, in each case, using commercially reasonable efforts to contest (i) any proceeding, judgement, injunction, order or decree of any Governmental Authority brought, or threatened to be brought, by any Governmental Authority seeking to enjoin, restrain, prevent, prohibit or make illegal the consummation of any of the Transactions at the Company's expense and (ii) any proceeding, judgement, injunction, order or decree of any Governmental Authority that enjoins, restrains, prevents, prohibits or makes illegal the consummation of any of the Transactions or imposes any terms or conditions in connection with the Transactions. Each party hereto shall execute and deliver after the Closing such further certificates, agreements and other documents and take such other actions as the other party or parties may reasonably request to consummate or implement the Transactions or to evidence such events or matters.

(b)               Notwithstanding anything to the contrary in this Agreement, nothing in this Section 8.18 shall require the Investors to take any action or to cause any of its Affiliates to take any action, including selling, divesting, conveying, holding separate, or otherwise limiting its freedom of action with respect to any assets, rights, products, licenses, businesses, operations or interests therein, of any Affiliates or any direct or indirect portfolio companies of investment funds advised or managed by one or more Affiliates of such Investor with respect to satisfying the conditions set forth in Section 7.1 or 7.3 or to comply with Section 8.18(a).

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8.19          Notification of Certain Matters.

(a)               Notwithstanding anything else herein to the contrary, from and after the execution of this Agreement and through the earlier of the Closing or the valid termination of this Agreement in accordance with its terms, the Company shall give prompt written notice to each Investor of (i) any notice or other communication from any Person alleging that any consent, waiver or approval from, or notification requirement to, such Person is or may be required in connection with the Transactions, (ii) all effects, changes, events and occurrences arising subsequent to the date of this Agreement which could reasonably be expected to result in any breach of a representation or warranty or covenant of the Company in this Agreement that would, if occurring or continuing on the Closing Date, cause any of the conditions set forth in Section 6 or Section 7 not to be satisfied, and (iii) any effect, change, event or occurrence that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or a Ruling that would be reasonably expected to be materially adverse to the business, assets, liabilities (contingent or otherwise), results of operations or financial condition of the Company.

(b)               Following the date hereof and for so long as the Investors, together with their respective Affiliates, beneficially own in aggregate at least 7,000 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) or at least $7,000,000 in aggregate principal amount outstanding under the Secured Promissory Notes, the Company shall give to each Investor then holding shares of Series A Preferred Stock, subject to Confidentiality Obligations, written notice (i) no less than forty-five (45) days prior to the entry into a potential settlement agreement, plea bargain or out-of-court resolution of a Proceeding, the resolution of which would involve money damages payable by the Company in an amount exceeding $50,000,000 after giving effect to any insurance coverage and proceeds, (ii) no less than thirty (30) days prior to the entry into any other potential settlement agreement, plea bargain or out-of-court resolution of a Proceeding, other than such Proceedings, the resolution of which involve only the payment of money damages of less than $5,000,000 after giving effect to any insurance coverage and proceeds and (iii) of a Ruling that would be reasonably expected to be materially adverse to the business, assets, liabilities (contingent or otherwise), results of operations or financial condition of the Company; provided that in the case of clauses (i) and (ii), to the extent any Governmental Authority offers a settlement or plea bargain with an acceptance timeframe that is less than the applicable notice periods, then the applicable notice periods shall be shortened to the last day of the acceptance timeframe offered by such Governmental Authority. The Company’s obligations pursuant to this Section 8.19(b) shall be subject to applicable law and rules of civil procedure of applicable courts, and any such notifications hereunder shall exclude all correspondence, documentation and other materials that is subject to attorney-client privilege or work product doctrine (provided further, in each case, that the Company will use commercially reasonable efforts to make such disclosure that is practicable to be made in a manner that preserves such attorney-client privilege or work product doctrine).

(c)               Following the date hereof and for so long as the Investors, together with their respective Affiliates, beneficially own in aggregate at least 7,000 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) or at least $7,000,000 in aggregate principal amount outstanding under the Secured Promissory Notes, the Company shall give to each Investor then holding shares of Series A Preferred Stock, subject to Confidentiality Obligations, written notice of any effect, change, event or occurrence that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect (other than a change, event or occurrence for which the Company has provided notice of such change, event or occurrence pursuant to Section 8.19(b)).

(d)               For the avoidance of doubt, no updated information provided in accordance with this Section 8.19 shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement or affect any rights under this Agreement or the Transaction Documents.

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8.20         Interested Transactions. If the Company has actual knowledge that an Investor or one of its Affiliates is party to a transaction with the Company that requires the consent of the holders of Series A Preferred Stock (as a class) under any of the Transaction Documents, the vote or consent of holders of a majority of the shares of Series A Preferred Stock who are not, and whose Affiliates are not, a party to the transaction upon which the vote is being taken shall be required to approve such transaction; provided that the foregoing shall not apply to any transaction in which all Investors are party.

8.21         Consent Rights. At any time there are two or more holders of Series A Preferred Stock, any action under any Transaction Document that requires the consent of holders holding at least a majority of the shares of Series A Preferred Stock then outstanding and entitled to vote as a class thereon shall require the consent of at least two unaffiliated holders of Series A Preferred Stock.

9.             Termination.

9.1           Termination of Agreement Prior to Closing. This Agreement may be terminated at any time prior to the Closing:

(a)               by either the Investors or the Company if the Closing shall not have occurred by October 15, 2018 (the "Outside Date"); provided, however, that the right to terminate this Agreement under this Section 9.1 shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(b)               if the Company Stockholders' Meeting (including any adjournments or postponements thereof) shall have been held and concluded without the Company Stockholder Approval having been obtained;

(c)               the Investors upon written notice to the Company, if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that any of the conditions set forth in Section 6.2, Section 6.3 or Section 6.4 would not be satisfied and such breach or condition is not curable or, if curable, is not cured on or prior to the earlier of (x) the date which is 30 days following written notice thereof is given by the Investors to the Company and (y) the Outside Date;

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(d)               by the Company upon written notice to the Investors, if there has been a breach of any representation, warranty, covenant or agreement made by the Investors in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that any of the conditions set forth in Section 7.2 or Section 7.3 would not be satisfied and such breach or condition is not curable or, if curable, is not cured on or prior to the earlier of (x) the date which is 30 days following written notice thereof is given by the Company to the Investors and (y) the Outside Date;

(e)               by either the Investors or the Company in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions and such order, decree, ruling or other action shall have become final and nonappealable; or

(f)                by the mutual written consent of the Investors and the Company.

9.2            Effect of Termination Prior to Closing. In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto; provided that nothing herein shall relieve any party hereto from liability for any breach of any covenant of this Agreement; and provided, further, that notwithstanding the foregoing, the terms of Section 10.1, Sections 10.2(b), Section 10.5, Section 10.6, Section 10.7, Section 10.9 and this Section 9.2 shall remain in full force and effect and shall survive any termination of this Agreement.

10.           Miscellaneous.

10.1         Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

10.2         Specific Enforcement; Jurisdiction.

(a)               The parties agree that irreparable damage would occur and the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as provided in the following sentence. It is accordingly agreed that, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement from the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), without proof of actual damages, without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity.

(b)               Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in this Section 10.2 in any such action or proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 10.7. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS.

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10.3          Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, (x) prior to the earlier of the Closing or the valid termination of this Agreement in accordance with its terms, by the Company without the prior written consent of each of the Investors and (y) after the Closing, by the Company without the prior written consent of the Investors or their respective Affiliates beneficially owning at least 75% of the shares of Series A Preferred Stock (or shares of Common Stock that were converted from shares of Series A Preferred Stock). Each Investor may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one or more transferees of the Purchased Shares, provided, that such transfer or assignment shall be made in compliance with applicable law and provided, further that no transfer or assignment, in whole or in part, by operation of Law or otherwise, shall be made of (i) any interests or rights pursuant to this Agreement or (ii) any shares of Preferred Stock, in each case to any Ineligible Assignee.

10.4          No Third-Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including any partner, member, shareholder, director, officer, employee or other beneficial owner of any party, in its own capacity as such or in bringing a derivative action on behalf of a party) shall have any standing as third-party beneficiary with respect to this Agreement or the Transactions.

10.5          No Personal Liability of Directors, Officers, Owners, Etc. No director, officer, employee, incorporator, shareholder, managing member, member, general partner, limited partner, principal or other agent of any Investor or the Company shall have any liability for any obligations of such Investor or the Company, as applicable, under this Agreement or for any claim based on, in respect of, or by reason of, the respective obligations of such Investor or the Company, as applicable, under this Agreement. Each party hereby waives and releases all such liability. This waiver and release is a material inducement to each party's entry into this Agreement.

10.6          Entire Agreement. This Agreement and the other documents delivered pursuant to this Agreement, including the other Transaction Documents, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

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10.7          Notices. All notices, statements or other documents which are required or contemplated by this Agreement to be given, delivered or made by the Company or the Investors to the other shall be in writing (each a "Notice") and shall be: (a) delivered personally or by commercial messenger; (b) sent via a recognized overnight courier service; (c) sent by registered or certified mail, postage pre-paid and return receipt requested; in each case so long as such Notice is addressed to the intended recipient thereof as set forth below:

if to the Company:	Rimini Street, Inc. 3993 Howard Hughes Parkway, Suite 500 Las Vegas, Nevada 29169 Attention: General Counsel

with a copy to:	Rimini Street, Inc. 3993 Howard Hughes Parkway, Suite 500 Las Vegas, NV 89169 Attention: Andrew Terry, Group Vice President and Associate General Counsel, Corporate

if to VPC:	c/o Victory Park Capital Advisors, LLC 150 North Riverside Plaza, Suite 5200 Chicago, Illinois 60606

Attention:	Charles Asfour
Scott Zemnick, Esq.

with a copy to:	Kirkland & Ellis LLP 300 N LaSalle Chicago, IL 60654

Attention:	Sanford E. Perl, P.C.
Ryan D Harris, P.C.

if to Colbeck:	c/o Colbeck Capital Management 888 Seventh Avenue, 29th Floor New York, NY 10106 Attention: Morris Beyda

with a copy to:	Aequum Law, LLC 555 Madison Avenue, 5th Floor New York, NY 10022 Attention: John J. Altorelli, Esq. and Covington & Burling LLP The New York Times Building 620 Eighth Avenue New York, NY 10018-1405

Attention:	Jeffrey Potash
Amy Wollensack

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if to ASP:	c/o Adam Street Partners, LLC One North Wacker Drive, Suite 220 Chicago, IL 60606
Attention:	David Brett
Alex Kessel

c/o Adam Street Partners, LLC 2500 Sand Hill Road, Suite 100 Menlo Park, CA 94025 Attention: Robin Murray

with a copy to:	Proskauer Rose LLP One International Place Boston, MA 02110-2600 Attention: Ori Solomon DLA Piper LLP 401 Congress Avenue, Suite 2500 Austin, TX 78701-3799 Attention: John J. Gilluly III

if to Radcliff:	c/o The Radcliff Companies 347 Bowery, 2nd Floor New York, NY 10003
Attention:	Eli Goldstein
Evan Morgan

with a copy to:	Latham & Watkins LLP 555 Eleventh Street, NW Suite 1000 Washington, D.C. 20004-1304
Attention:	Paul F. Sheridan, Jr.
J. Cory Tull

if to Kingstown:	c/o Kingstown Capital Management, LP 100 Park Ave #2100 New York, NY 10017 Attention: Patrick Levens

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if to MS:	Morgan Stanley 1585 Broadway, 39th Floor New York, NYC 10036

Attention:	Debra Abramovitz
Aleksandar Nikolic
Ashwin Krishan

Sanne Fund Administration Services, LLC 1359 Broadway, 12th Floor New York, NY 10018

with a copy to:	Proskauer Rose LLP One International Place Boston, MA 02110-2600 Attention: Ori Solomon

Any party may change its address specified above by giving each party Notice of such change in accordance with this Section 10.7. Any Notice shall be deemed given upon actual receipt (or refusal of receipt).

10.8          Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of or acquiescence to any breach or default, or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

10.9          Expenses. The Company shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the Transactions and, upon the Closing or valid termination pursuant to Section 9.1, will reimburse each Investor for its reasonable, documented out-of-pocket fees and expenses incurred in connection with the Transactions; provided that Company shall have no obligation to reimburse any Investor for its fees and expenses incurred from and after the date hereof in the event the transactions contemplated by this Agreement are not consummated, and such failure to consummate the transactions contemplated by this Agreement is a result of the failure of any such Investor to fulfill such Investor's conditions set forth in Article 7.

10.10      Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and by at least a majority of the Investors (which prior to Closing shall be based on the number of Purchased Shares to be purchased hereunder, and following Closing shall be based on the number of shares of Series A Preferred Stock then outstanding); provided that any amendment of Sections 2, 6 (other than Section 6.4 and Section 6.12), 7, 8.1, 8.12, 9 (other than Section 9.1(c) as to Section 6.4) and 10.10 of this Agreement (including the amendment of any defined term contained therein or the waiver of any violation thereof by the Company) shall require the written consent of 100% of Investors; provided further, that any waiver of the obligation to deliver notice as provided in Sections 8.12 or 8.19 shall not be valid against any Investor who is subject to Confidentiality Agreement and is not an Ineligible Assignee unless such Investor has provided prior written consent to such waiver, provided, that for the avoidance of doubt, any waiver in respect of Section 6.4, Section 6.12 or Section 9.1(c) as to Section 6.4 (including such provisions that would give rise to a notification obligation by the Company) shall require only a majority of the Investors as determined as provided in the introduction to the first sentence of this Section 10.10; and provided, further, that any amendment of this Agreement that negatively impacts an Investor or group of Investors in a material and disproportionate manner relative to the impact to other Investors shall require the consent of the holders of a majority of the Series A Preferred Stock to be purchased by, or that are held by, such Investor or group of Investors so adversely and materially and disproportionately impacted, as applicable. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

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10.11      Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or in electronic format, each of which may be executed by less than all the parties, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

10.12      Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

10.13      Titles and Subtitles; Interpretation. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. When a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, such reference shall be to an Article, Section, Schedule or Exhibit of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to in this Agreement means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. The representations and warranties in this Agreement shall survive the Closing. All of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by each of the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

RIMINI STREET, INC.

By:	/s/ Seth A. Ravin
Name:	Seth A. Ravin
Title:	Chief Executive Officer

EXHIBIT C TO SECURITIES PURCHASE AGREEMENT

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Adams streeT RIMINI AGGREGATOR LLC

By:	Adams Street Partners, LLC
Its:	Manager

By:	/s/ Craig Waslin
Name:	Craig Waslin
Title:	Partner

EXHIBIT D TO SECURITIES PURCHASE AGREEMENT

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Adams Street 2007 Direct Fund, L.P.

By:	ASP 2007 Direct Management, LLC
Its:	General Partner

By:	Adams Street Partners, LLC
Its:	Managing Member

By:	/s/ Robin P. Murray
Name:	Robin P. Murray
Title:	Partner

Adams Street 2008 Direct Fund, L.P.

By:	ASP 2008 Direct Management, LLC
Its:	General Partner

By:	Adams Street Partners, LLC
Its:	Managing Member

By:	/s/ Robin P. Murray
Name:	Robin P. Murray
Title:	Partner

Adams Street 2009 Direct Fund, L.P.

By:	ASP 2009 Direct Management, LLC
Its:	General Partner

By:	Adams Street Partners, LLC
Its:	Managing Member

By:	/s/ Robin P. Murray
Name:	Robin P. Murray
Title:	Partner

EXHIBIT D TO SECURITIES PURCHASE AGREEMENT

A-38

COLBECK STRATEGIC LENDING MASTER, L.P.

By:	Colbeck Capital Management, LLC
Its:	Investment Manager

By:	/s/ Baabur Khondker
Name:	Baabur Khondker
Title:	Chief Financial Officer

EXHIBIT D TO SECURITIES PURCHASE AGREEMENT

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KINGSTOWN PARTNERS MASTER LTD.

By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	Director

kingstown partners ii, l.p.

By:	Kingstown Capital Partners, LLC
Its:	General Partner

By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	Managing Member

ktown, lp

By:	Kingstown Capital Partners, LLC
Its:	General Partner

By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	Managing Member

kingfishers lp

By:	Kingstown Capital Partners, LLC
Its:	General Partner

By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	Managing Member

EXHIBIT D TO SECURITIES PURCHASE AGREEMENT

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RADCLIFF RIVER I LLC

By:	Radcliff SPV Manager LLC
Its:	Manager

By:	/s/ Eli Goldstein
Name:	Eli Goldstein
Title:	Manager

EXHIBIT D TO SECURITIES PURCHASE AGREEMENT

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vpc special opportunities fund III onshore, l.p.

By:	VPC Special Opportunities Fund III GP, L.P.
Its:	General Partner

By:	VPC Special Opportunities III UGP, LLC
Its:	General Partner

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	General Counsel

EXHIBIT D TO SECURITIES PURCHASE AGREEMENT

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NORTH HAVEN CREDIT PARTNERS II L.P.

By:	MS Credit Partners II GP L.P.
Its:	General Partner

By:	MS Credit Partners GP Inc.
Its:	General Partner

By:	/s/ Ashwin Krishnan
Name:	Ashwin Krishnan
Title:	Managing Director

EXHIBIT D TO SECURITIES PURCHASE AGREEMENT

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Annex B

RIMINI STREET, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of [______], 2018 (the "Effective Date"), among Rimini Street, Inc., a Delaware corporation (the "Company"), and each of the investors listed on the signature pages hereto under the caption "Investors" (collectively, with their transferees and assignees that are permitted pursuant to the Securities Purchase Agreement or Promissory Notes, as applicable, and this Agreement, as applicable, the "Investors"). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Section 1.

WHEREAS, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company, an aggregate of 145,000 shares of the Company's 13.00% Series A Redeemable Convertible Preferred Stock (the "Preferred Stock") and 3,000,000 shares of the Company's Common Stock (the "Common Shares"), all upon the terms and conditions set forth in that certain Securities Purchase Agreement, dated of even date herewith, between the Company and the Investors (the "Purchase Agreement"); and

WHEREAS, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.  Definitions. The following terms shall have the meanings set forth below.

"Acquired Common" has the meaning set forth in Section 9.

"Affiliate" means, as to any Person, any other Person that , directly or indirectly, controls, is controlled by, or is under direct or indirect common control with, such Person, provided that the Company and its Subsidiaries shall not be deemed to be Affiliates of any holder of Registrable Securities. For this purpose, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

"Agreement" has the meaning set forth in the Preamble.

"Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person, including in each case any and all warrants, rights (including conversion and exchange rights) and options to purchase any of the foregoing.

B-1

"Common Shares" has the meaning set for in the Recitals.

"Common Stock" means the Company's common stock, par value $0.0001 per share.

"Company" has the meaning set forth in the Preamble.

"Effective Date" has the meaning set forth in the Preamble.

"End of Suspension Notice" has the meaning set forth in Section 2(c)(ii).

"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated by the SEC thereunder.

"FINRA" means the Financial Industry Regulatory Authority.

"Follow-On Holdback Period" has the meaning set forth in Section 4(a)(i).

"Free Writing Prospectus" means a free-writing prospectus, as defined in Rule 405.

"Governmental Authority" shall mean any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, instrumentality, department, commission, board, bureau, central bank, authority, court or other tribunal, in each case whether executive, legislative, judicial, regulatory or administrative (including any office of a district attorney, attorney general or the like).

"Holdback Extension" has the meaning set forth in Section 4(a)(ii).

"Holder" means a holder of Registrable Securities.

"Indemnified Parties" has the meaning set forth in Section 7(a).

"Investors" has the meaning set forth in the Preamble.

"Joinder" has the meaning set forth in Section 9.

"Person" means any individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, joint venture, other entity or group (as defined in the Exchange Act), including a Governmental Authority.

"Piggyback Registrations" has the meaning set forth in Section 3(a).

B-2

"Preferred Stock" has the meaning set forth in the Recitals.

"Promissory Note" means any secured promissory note issued pursuant to the terms of the Company's certificate of designations for the Preferred Stock.

"Public Offering" means any sale or distribution by the Company and/or holders of Registrable Securities to the public of Common Stock of the Company pursuant to an offering registered under the Securities Act.

"Purchase Agreement" has the meaning set forth in the Recitals.

"Registrable Securities" means (i) the Common Stock issuable upon the conversion of the Preferred Stock or a Promissory Note without giving effect to any conversion limitations (and, for the avoidance of doubt, such Common Stock shall remain Registrable Securities if transferred by any Investor following the Effective Date); (ii) any common Capital Stock of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization; and (iii) the Common Shares held by an Investor or any of its Affiliates. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) they have been sold or distributed pursuant to a Public Offering, (b) they have been sold pursuant to Rule 144 promulgated under the Securities Act, (c) they have been repurchased by the Company or a Subsidiary of the Company, or (d) as to any Investor, such Investor and its Affiliates beneficially own less than $1,000,000 of Registrable Securities and the entire amount of the Registrable Securities held by any Investor may be sold in a single sale without any limitation as to volume or manner of sale pursuant to Rule 144  promulgated under the Securities Act. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Capital Stock of the Company registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement.

"Registration Expenses" has the meaning set forth in Section 6(a).

"Rule 144", "Rule 158", "Rule 405", "Rule 415" and "Rule 462" mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Securities and Exchange Commission, as the same shall be amended from time to time, or any successor rule then in force.

"Sale of the Company" means any transaction or series of transactions pursuant to which any Person(s) or a group of related Persons (other than an Investor and its Affiliates) in the aggregate acquires (i) Capital Stock of the Company or the surviving entity entitled to vote (other than voting rights accruing only in the event of a default, breach, event of noncompliance or other contingency) to elect directors with a majority of the voting power of the Company's or the surviving entity's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's Capital Stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; provided that a Public Offering shall not constitute a Sale of the Company.

B-3

"SEC" shall mean the U.S. Securities and Exchange Commission or any other U.S. federal agency then administering the Securities Act or Exchange Act.

"Securities" means any Capital Stock of the Company (including Capital Stock of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Securities and Exchange Commission).

"Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC thereunder.

"Shelf Offering" has the meaning set forth in Section 2(a)(iii).

"Shelf Offering Notice" has the meaning set forth in Section 2(a)(iii).

"Shelf Offering Request" has the meaning set forth in Section 2(a)(iii).

"Shelf Registrable Securities" has the meaning set forth in Section 2(a)(iii).

"Shelf Registration Statement" has the meaning set forth in Section 2(a)(ii).

"Subsidiary" of any Person shall mean any corporation, partnership, joint venture, limited liability company, trust or other form of legal entity of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the interest in the capital or profits of such partnership, joint venture or limited liability company or (iii) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

"Suspension Event" has the meaning set forth in Section 2(c)(ii).

"Suspension Notice" has the meaning set forth in Section 2(c)(ii).

"Suspension Period" has the meaning set forth in Section 2(c)(i).

"Violation" has the meaning set forth in Section 7(a).

B-4

Section 2.  Shelf Registrations.

(a)       Shelf Registrations.

(i)       Subject to the other applicable provisions of this Agreement, the Company shall prepare and file within 120 days after the date hereof a registration statement covering the sale or distribution from time to time by any Investor holding Registrable Securities, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities issued on the date hereof on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the holders), including through the filing of a post-effective amendment to the Company's previously filed Form S-1 (the "Resale Shelf Registration Statement") and shall use its commercially reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as promptly as reasonably practicable after the filing thereof (and in any event within 180 days after the date hereof).

(ii)       Subject to the availability of required financial information and the Company's ability to use Form S-3 or any similar short-form registration statement, as promptly as practicable after the Company receives written notice of a request for any subsequent Shelf Registration, the Company shall file with the Securities and Exchange Commission a registration statement under the Securities Act for the Shelf Registration (a "Subsequent Shelf Registration Statement", and together with the Resale Shelf Registration Statement, a "Shelf Registration Statement"). The Company shall use commercially reasonable efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after filing, and once effective, the Company shall cause such Shelf Registration Statement to remain continuously effective for such time period as is specified in such request, but for no time period longer than the period ending on the latest of (A) the third anniversary of the date of filing of such Shelf Registration, (B) the date on which all Registrable Securities covered by such Shelf Registration have been sold pursuant to the Shelf Registration, and (C) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration in existence.

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(iii)       In the event that a Shelf Registration Statement is effective, each Investor shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) Registrable Securities available for sale pursuant to such registration statement ("Shelf Registrable Securities"), so long as the Shelf Registration Statement remains in effect, and the Company shall pay all Registration Expenses in connection therewith. Such Investor shall make such election by delivering to the Company a written request (a "Shelf Offering Request") for such offering specifying the number of Shelf Registrable Securities that the holders desire to sell pursuant to such offering (the "Shelf Offering"); provided that the Company shall not be obligated to effect any such Shelf Offering pursuant to this Section 2(a)(iii) if the holders of Registrable Securities, together with the holders of any other equity securities of the Company entitled to inclusion in such Shelf Offering, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $5,000,000. As promptly as practicable, but no later than 5 business days after receipt of a Shelf Offering Request, the Company shall give written notice (the "Shelf Offering Notice") of such Shelf Offering Request to all other holders of Shelf Registrable Securities (if any). The Company, subject to Sections 2(c) and 8 hereof, shall include in such Shelf Offering the Shelf Registrable Securities of any other holder of Shelf Registrable Securities (if any) that shall have made a written request to the Company for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within seven days after the receipt of the Shelf Offering Notice. The Company shall, as expeditiously as possible (and in any event within 10 days after the receipt of a Shelf Offering Request, unless a longer period is agreed to by the Investor that made the Shelf Offering Request), use commercially reasonable efforts to facilitate such Shelf Offering. Each Holder agrees that such Holder shall treat as confidential the receipt of the Shelf Offering Notice and shall not disclose or use the information contained in such Shelf Offering Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(iv)      Notwithstanding the foregoing, if any Investor wishes to engage in an underwritten block trade off of such Shelf Registration Statement through a take-down from an already existing Shelf Registration Statement, then notwithstanding the foregoing time periods, such Investor only need to notify the Company of the block trade Shelf Offering two business days prior to the day such offering is to commence (unless a longer period is agreed to by such Investor wishing to engage in the underwritten block trade) and no other notice to the other holders of Registrable Securities shall be required, and the Company shall as expeditiously as possible use commercially reasonable efforts to facilitate such offering (which may close as early as three business days after the date it commences); provided that such Investor shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(v)       The Company shall, at the request of the holders of a majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the holders of a majority of the Registrable Securities to effect such Shelf Offering.

(b)       Priority on Shelf Offerings. Except for any securities of the Company that have associated registration rights existing on the date hereof, the Company shall not include in any Shelf Offering that is an Underwritten Offering any securities that are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Shelf Offering is an Underwritten Offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested or required by associated registration rights existing on the date hereof to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such offering prior to the inclusion of any securities which are not (i) Registrable Securities or (ii) securities of the Company required by associated registration rights existing on the date hereof to be included in such offering the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities owned by each such Holder, subject to any further reduction in the number of Registrable Securities included in such offering in accordance with registration rights associated with any other securities of the Company existing on the date hereof.

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(c)       Restrictions on Shelf Offerings.

(i)         The Company may suspend the use of a prospectus that is part of a Shelf Registration Statement for up to 60 days (or in the case of clause (A)(z) a period from the date of the Suspension Notice included with the notice provided pursuant to Section 8.19(b) of the Securities Purchase Agreement until disclosure under the Company’s Exchange Act reports of a settlement, plea bargain or out-of-court settlement) from the date of the Suspension Notice (as defined herein) and therefore suspend sales of the Shelf Registrable Securities (such period, the "Suspension Period") by providing written notice to the holders of Registrable Securities if (A) the Company's board of directors determines in its reasonable good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any Subsidiary to engage in (x) any material acquisition of assets or stock (other than in the ordinary course of business) or (y) any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction or (z) any settlement, plea bargain or other out-of-court resolution of a Proceeding (as defined in the Securities Purchase Agreement) involving the Company, (B) upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction or (y) disclosure would have a material adverse effect on the Company or the Company's ability to consummate such transaction; provided that in such event, the holders of Registrable Securities shall be entitled to withdraw such request for a underwritten Shelf Offering and the Company shall pay all Registration Expenses in connection with such Shelf Offering. The Company may delay or suspend the effectiveness of a Shelf Offering hereunder only once in any twelve-month period; provided that, for the avoidance of doubt, the Company may in any event delay or suspend the effectiveness of a Shelf Offering in the case of an event described under Section 5(a)(vi) to enable it to comply with its obligations set forth in Section 5(a)(vi). The Company may extend the Suspension Period for an additional consecutive 45 days with the consent of the holders of a majority of the Registrable Securities, which consent shall not be unreasonably withheld.

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(ii)        In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in paragraph (c)(i) above or pursuant to Section 5(a)(vi) hereof (a "Suspension Event"), the Company shall give a notice to the holders of Registrable Securities registered pursuant to such Shelf Registration Statement (a "Suspension Notice") to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. A Holder shall not effect any sales of the Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined herein). Each Holder agrees that such Holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Holders' Counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

(iii)      Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 2(c), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Shelf Registration Statement.

(d)       Selection of Underwriters. If any Shelf Offering is an Underwritten Offering, the holders of a majority of the Registrable Securities participating in such Underwritten Offering shall have the right to select the investment banker(s) and manager(s) to administer the offering relating to such Shelf Offering; provided, any selection by such holders shall be subject to the Company's written consent (but such consent shall not be unreasonably withheld, conditioned or delayed).

Section 3.  Piggyback Registrations.

(a)       Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration, (ii) in connection with registrations on Form S-4 or S-8 promulgated by the Securities and Exchange Commission or any successor or similar forms or any other registration relating solely to employee benefits plans, (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), (iv) a registration relating to the offer and sale of debt securities, or (v) a registration relating to a corporate reorganization or other Rule 145 transaction, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to the holders of such unregistered Registrable Securities and, subject to the terms of Section 3(c) and Section 3(d), shall use commercially reasonable efforts to include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after delivery of the Company's notice.

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(b)       Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

(c)       Priority on Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company for its own account or the account of a security holder or holders, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, in each case subject to any further reduction in the number of Registrable Securities included in such offering in accordance with registration rights associated with any other securities of the Company existing on the date hereof.

(d)       Underwriting. Subject to Section 3(c), if any Piggyback Registration is an underwritten offering, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 3(a). In such event, the right of any holder of Registrable Securities to registration pursuant to this Section 3 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and any other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If a holder of Registrable Securities who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such holder shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

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(e)       Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 6.

Section 4.  Holdback Agreements.

(a)       Holders of Registrable Securities. If required by the managing underwriter(s) of an underwritten Public Offering, each holder of Registrable Securities shall enter into lock-up agreements with the managing underwriter(s) of an underwritten Public Offering in such form as agreed to by the holders of a majority of the Registrable Securities participating in such Public Offering. In the absence of any such lock-up agreement, each holder of Registrable Securities agrees as follows:

(i)        in connection with all underwritten Public Offerings, such Holder shall not effect any Sale Transaction commencing on the earlier of the date on which the Company gives notice to the holders of Registrable Securities of the circulation of a preliminary or final prospectus for such Public Offering or the "pricing" of such offering and continuing to the date that is 60 days following the date of the final prospectus for such Public Offering (a "Follow-On Holdback Period"), unless, if an underwritten Public Offering, the underwriters managing the Public Offering otherwise agree in writing; and

(ii)       in the event that (A) the Company issues an earnings release or discloses other material information or a material event relating to the Company and its Subsidiaries occurs during the last 17 days of any Follow-On Holdback Period (as applicable) or (B) prior to the expiration of any Follow-On Holdback Period (as applicable), the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering hereunder to comply with FINRA Rule 2711(f)(4), if agreed to by the holders of a majority of the Registrable Securities selling in such Underwritten Offering, the Follow-On Holdback Period (as applicable) shall be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be (a "Holdback Extension").

The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the restrictions set forth in this Section 4(a) until the end of such period, including any Holdback Extension.

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(b)       The Company. The Company (i) shall not file any registration statement for a Public Offering or cause any such registration statement to become effective, or effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during any Follow-On Holdback Period (as extended during any Holdback Extension), and (ii) shall use commercially reasonable efforts to cause (A) each holder of at least five percent (5%) (on a fully-diluted basis) of its Common Stock that is an Affiliate, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a Public Offering) and (B) each of its directors and executive officers to agree not to effect any Sale Transaction during any Follow-On Holdback Period (as extended during any Holdback Extension), except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the Public Offering otherwise agree in writing.

Section 5.  Registration Procedures.

(a)        Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof held by a holder of Registrable Securities requesting registration, and pursuant thereto the Company shall as expeditiously as possible:

(i)         in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii)        notify each holder of Registrable Securities of (A) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification in writing (1) with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or (2) the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii)       prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

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(iv)       furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v)        use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi)       notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2(b), at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii)       use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA;

(viii)     use commercially reasonable efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

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(ix)       enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization);

(x)        make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, managers, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xi)       take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii)      otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(xiii)     permit any Holder of Registrable Securities which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to allow such Holder to provide language for insertion therein, in form and substance satisfactory to the Company, which in the reasonable judgment of such Holder and its counsel should be included;

(xiv)    in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction use commercially reasonable efforts promptly to obtain the withdrawal of such order;

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(xv)     use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi)    cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

(xvii)   cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii)  use commercially reasonable efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities and any underwriters in any "road shows" or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities;

(xix)     in the case of any underwritten offering, use commercially reasonable efforts to obtain one or more cold comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;

(xx)      in the case of any underwritten offering, use commercially reasonable efforts to provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters and the holders of such Registrable Securities.

(b)       Any officer of the Company who is a holder of Registrable Securities agrees that if and for so long as he or she is employed by the Company or any Subsidiary thereof, he or she shall participate fully in the sale process in a manner customary for persons in like positions and consistent with his or her other duties with the Company, including the preparation of the registration statement and the preparation and presentation of any road shows.

(c)       The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

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(d)       If an Investor or any of its Affiliates seek to effectuate a distribution in kind of all or part of their respective Registrable Securities to their respective direct or indirect equityholders, the Company shall, subject to any applicable lock-up agreements, work with the foregoing persons to facilitate such distribution in kind in the manner reasonably requested.

Section 6.  Registration Expenses.

(a)       The Company's Obligation. All expenses incident to the Company's performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company) (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person's account.

(b)       Counsel Fees and Disbursements. In connection with each Piggyback Registration and each Shelf Offering that is an underwritten Public Offering, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration or participating in such Shelf Offering and reasonable disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such Holder in connection with any underwritten Piggyback Registration or Shelf Offering; provided, the Company's obligation under this Agreement to reimburse holders of Registrable Securities for counsel fees shall not exceed $40,000 per Shelf Offering and any request for such reimbursement shall be accompanied by an invoice reasonably detailing such fees.

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Section 7.  Indemnification and Contribution.

(a)       By the Company. The Company shall indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, such Holder's officers, directors, managers, employees, agents and representatives, and each Person who controls such Holder (within the meaning of the Securities Act) (the "Indemnified Parties") against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations (each a "Violation") by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties.

(b)       By Each Security Holder. In connection with any registration statement in which a holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, managers, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

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(c)       Claim Procedure. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person's right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its written consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration if such Holders are indemnified parties, at the expense of the indemnifying party.

(d)       Contribution. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders of Registrable Securities and their successors and assigns agree that it would not be just or equitable if the contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)       Release. No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

B-17

(f)       Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 8.  Underwritten Offerings.

(a)       Participation. No Person may participate in any offering hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or "green shoe" option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such Holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such Holder's obligations under Section 4(a), Section 5 and this Section 8(a) or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 8(a), the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the Holders, the Company and the underwriters created pursuant to this Section 8(a).

(b)       Price and Underwriting Discounts. In the case of an underwritten Shelf Offering requested by Holders pursuant to this Agreement, the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities shall be determined by the Holders of a majority of the Registrable Securities included in such underwritten offering.

(c)       Suspended Distributions. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(vi), shall immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(a)(vi). In the event the Company has given any such notice, the applicable time period set forth in Section 2(c)(i) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8(c) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi).

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Section 9.  Additional Parties; Joinder. Subject to the prior written consent of the holders of a majority of the Registrable Securities, the Company may permit any Person who acquires Common Stock or rights to acquire Common Stock from the Company after the date hereof (the "Acquired Common") to become a party to this Agreement and to succeed to all of the rights and obligations of a "holder of Registrable Securities" under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto (a "Joinder"). Upon the execution and delivery of a Joinder by such Person, the Common Stock acquired by such Person shall constitute Registrable Securities and such Person shall be a Holder of Registrable Securities under this Agreement with respect to the Acquired Common, and the Company shall add such Person's name and address to the Schedule of Investors hereto and circulate such information to the parties to this Agreement.

Section 10. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

Section 11. Transfer of Registrable Securities. Notwithstanding anything to the contrary contained herein, except in the case of (i) a transfer to the Company, (ii) a transfer or other distribution by any Investor or any of its Affiliates to its Affiliates, limited partners or members, (iii) a Public Offering, (iv) a sale pursuant to Rule 144 or (v) a transfer in connection with a Sale of the Company, prior to transferring any Registrable Securities to any Person (including, without limitation, by operation of law), the transferring Holder shall cause the prospective transferee to execute and deliver to the Company a Joinder agreeing to be bound by the terms of this Agreement. Any transfer or attempted transfer of any Registrable Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Registrable Securities as the owner thereof for any purpose.

Section 12. General Provisions.

(a)       Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and holders of a majority of the Registrable Securities; provided that no such amendment, modification or waiver that would materially and adversely affect a Holder or group of holders of Registrable Securities in a manner materially different than any other Holder or group of holders of Registrable Securities (other than amendments and modifications required to implement the provisions of Section 9), shall be effective against such Holder or group of holders of Registrable Securities without the consent of the holders of a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

B-19

(b)       Remedies. The parties to this Agreement and their successors and assigns shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto and their successors and assigns agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c)       Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)       Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)       Successors and Assigns. This Agreement shall bind and inure to the benefit and be enforceable by the Company and its successors and assigns and the holders of Registrable Securities and their respective successors and assigns (whether so expressed or not), in each case that are permitted transferees, successors or assigns pursuant to Section 10.3 of the Securities Purchase Agreement. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(f)       Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Company at the address specified below and to any holder of Registrable Securities or to any other party subject to this Agreement at such address as indicated on Schedule of Investors hereto, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party's address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. The Company's address is:

B-20

Rimini Street, Inc.

3993 Howard Hughes Parkway, Suite 500

Las Vegas, Nevada 29169

Attention: General Counsel

Email: dwinslow@riministreet.com

With a copy to:

Rimini Street, Inc.
3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
Attention: Andrew Terry, Group Vice President and Associate General Counsel, Corporate
Email: aterry@riministreet.com

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(g)       Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h)       Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(i)        MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

B-21

(j)        CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES, AND EACH OF THEIR SUCCESSORS AND ASSIGNS, IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OR ANY DELAWARE STATE COURT, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES, AND EACH OF THEIR SUCCESSORS AND ASSIGNS, HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY'S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES, AND EACH OF THEIR SUCCESSORS AND ASSIGNS, HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k)        No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each holder of Registrable Securities agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any holder of Registrable Securities or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any holder of Registrable Securities or any current or future member of any holder of Registrable Securities or any current or future director, officer, employee, partner or member of any holder of Registrable Securities or of any Affiliate or assignee thereof, as such for any obligation of any holder of Registrable Securities under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)         Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

(m)       No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n)       Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

B-22

(o)       Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p)       Further Assurances. In connection with this Agreement and the transactions contemplated hereby, upon the written request of the Company, each holder of Registrable Securities shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

*     *     *     *    *

B-23

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

RIMINI STREET, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

B-24

ADAMS STREET RIMINI
AGGREGATOR LLC

By: Adams Street Partners, LLC
Its: Manager

By:
Name:
Title:	Partner

[Signature Page to Registration Rights Agreement]

B-25

COLBECK STRATEGIC LENDING
MASTER, L.P.

By: Colbeck Capital Management, LLC
Its: Investment Manager

By:
Name:	Baabur Khondker
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

B-26

KINGSTOWN PARTNERS MASTER
LTD.

By: Kingstown Partners Master Ltd.

By:
Name:	Michael Blitzer
Title:	Director

kingstown partners ii, l.p.

By: Kingstown Capital Partners, LLC
Its: General Partner

By:
Name:	Michael Blitzer
Title:	Managing Member

ktown, lp

By: Kingstown Capital Partners, LLC
Its: General Partner

By:
Name:	Michael Blitzer
Title:	Managing Member

kingfishers lp

By: Kingstown Capital Partners, LLC
Its: General Partner

By:
Name:	Michael Blitzer
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

B-27

RADCLIFF RIVER I LLC

By: Radcliff SPV Manager LLC
Its: Manager

By:
Name:	Eli Goldstein
Title:	Manager

[Signature Page to Registration Rights Agreement]

B-28

vpc special opportunities
fund iii onshore, l.p.

By: VPC Special Opportunities Fund III
GP, L.P.
Its: General Partner

By: VPC Special Opportunities III UGP,
LLC
Its: General Partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

B-29

Adams Street 2007 Direct Fund, L.P.

By: ASP 2007 Direct Management, LLC
Its: General Partner

By: Adams Street Partners, LLC
Its: Managing Member

By:
Name:
Title:

Adams Street 2008 Direct Fund, L.P.

By: ASP 2008 Direct Management, LLC
Its: General Partner

By: Adams Street Partners, LLC
Its: Managing Member

By:
Name:
Title:

Adams Street 2009 Direct Fund, L.P.

By: ASP 2009 Direct Management, LLC
Its: General Partner

By: Adams Street Partners, LLC
Its: Managing Member

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

B-30

NORTH HAVEN CREDIT PARTNERS II L.P.

By: MS Credit Partners II GP L.P.
Its: General Partner

By: MS Credit Partners GP Inc.
Its: General Partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

B-31

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of [•], 2018 (as the same may hereafter be amended, the "Registration Rights Agreement"), among Rimini Street, Inc., a Delaware corporation (the "Company"), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned's ____________ shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

Signature of Stockholder

Print Name of Stockholder

Address:

Agreed and Accepted as of

_____________________.

RIMINI STREET, INC.

By:

Its:

B-32

Annex C

CERTIFICATE OF DESIGNATIONS OF
13.00% SERIES A REDEEMABLE CONVERTIBLE
PREFERRED STOCK,
PAR VALUE $0.0001 PER SHARE, OF
RIMINI STREET, INC.

 _______________________

Pursuant to Sections 151 and 103 of the
General Corporation Law of the State of Delaware
_______________________

RIMINI STREET, INC., a corporation organized and existing under the laws of the State of Delaware (and any successor thereof, the "Company"), certifies that pursuant to the authority contained in its Amended and Restated Certificate of Incorporation, as amended from time to time (the "Certificate of Incorporation"), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company (the "Board of Directors") has duly approved and adopted the following resolution on [●], 2018:

RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation and Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors does hereby designate, create, authorize and provide for the issue of a series of 180,000 shares of Preferred Stock, par value $0.0001 per share, having the voting powers and such designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions that are set forth in this resolution of the Board of Directors pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation as follows:

Section 1             Designation. The designation of the series of preferred stock of the Company is "13.00% Series A Redeemable Convertible Preferred Stock," par value $0.0001 per share (the "Series A Preferred Stock"). Each share of the Series A Preferred Stock shall be identical in all respects to every other share of the Series A Preferred Stock. The Series A Preferred Stock shall be perpetual.

Section 2              Number of Shares. The authorized number of shares of Series A Preferred Stock is 180,000 shares. Shares of Series A Preferred Stock that are redeemed, purchased or otherwise acquired by the Company, or converted into another class or series of Capital Stock shall not be reissued as shares of Series A Preferred Stock.

Section 3              Defined Terms and Rules of Construction.

(a)          Definitions. As used herein with respect to the Series A Preferred Stock:

"Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, controls, or controlled by, or is under direct or indirect common control with, such Person. For this purpose, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

C-1

"Agreement Among Noteholders" means that certain Agreement Among Noteholders, dated as of the date hereof, among the holders from time to time party thereto, the Company, and Victory Park Management, LLC, as administrative agent.

"Beneficially Own" shall mean "beneficially own" as defined in Rule 13d-3 under the Exchange Act.

"Board of Directors" shall have the meaning ascribed to it in the preamble.

"Business Day" shall mean a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York or Chicago, Illinois generally are authorized or obligated by law, regulation or executive order to close.

"Bylaws" shall mean the Amended and Restated Bylaws of the Company in effect on the date hereof, as they may be amended from time to time.

"Capital Stock" shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (in each case however designated) stock issued by the Company.

"Cash Dividend" shall have the meaning ascribed to it in Section 4(b).

"Cash Dividend Rate" shall mean 10.00% per annum.

"Certificate of Designations" shall mean this Certificate of Designations relating to the Series A Preferred Stock, as it may be amended from time to time.

"Certificate of Incorporation" shall have the meaning ascribed to it in the preamble.

"Change of Control" shall mean the occurrence of any of the following:

(1) any Person shall Beneficially Own, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, shares of the Company's Capital Stock entitling such Person to exercise more than 50% of the total voting power of all classes of Voting Stock of the Company, other than an acquisition by the Company, any of the Company's Subsidiaries or any of the Company's employee benefit plans (for purposes of this clause (1), "Person" shall include any syndicate or group that would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act); or

(2) the Company (i) merges or consolidates with or into any other Person, another Person merges with or into the Company, or the Company conveys, sells, transfers or leases all or substantially all of the Company's assets to another Person or (ii) engages in any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, in each case other than a merger or consolidation:

C-2

(A) that does not result in a reclassification, conversion, exchange or cancellation of the Company's outstanding Common Stock; provided that the holders of the Common Stock outstanding immediately prior to such transaction hold the majority of the Common Stock immediately following such transaction;

(B) which is effected solely to change the Company's jurisdiction of incorporation and results in a reclassification, conversion or exchange of outstanding shares of the Common Stock solely into shares of common stock of the surviving entity; or

(C) where the Voting Stock outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance).

"Close of Business" shall mean 5:00 p.m., Eastern Time, on any Business Day.

"Closing Price" of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the Nasdaq Market on such date. If the Common Stock is not traded on the Nasdaq Market on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Market Group, Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by a nationally recognized investment banking firm (unaffiliated with the Company) retained by the Company for such purpose.

"Code" shall mean the Internal Revenue Code of 1986, together with all regulations, rulings and interpretations thereof or thereunder by the Internal Revenue Service.

"Commission" shall mean the U.S. Securities and Exchange Commission, including the staff thereof.

"Common Stock" shall mean the common stock, par value $0.0001 per share, of the Company.

"Company" shall have the meaning ascribed to it in the preamble.

"Company Conversion Trigger Date" shall mean any Trading Day after [______], 20211 as of which the VWAP of the Common Stock has exceeded $11.50 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) on 30 of the immediately preceding forty-five (45) consecutive Trading Days.

1       To be third anniversary of the Closing Date.

C-3

"Debt Documents" shall mean any agreement of the Company and/or its Subsidiaries for unsecured borrowed money in an aggregate principal amount in excess of $25 million (with "principal amount" for purposes of this definition to include undrawn committed or available amounts), together with any related collateral, guarantee and security documents, entered into by the Company and/or its Subsidiaries from time to time, in each case, as may be amended, supplemented, restated, renewed, replaced, refinanced or otherwise modified from time to time. For the avoidance of doubt, (x) obligations under multiple agreements may not be aggregated for purposes of satisfying the definition of Debt Documents, (y) mortgages, real estate leases, capital lease obligations, purchase money agreements, sale-leaseback transactions, equipment financing, inventory financing, letters of credit and receivables financing shall be eligible to constitute Debt Documents and (z) interest rate swaps, currency or commodity hedges and other derivative instruments shall be eligible to constitute Debt Documents measured on the basis of liability to the Company determined as of the date of the most recent quarterly or annual balance sheet of the Company, and not based on notional amount.

"Dividend Payment Date" shall mean January 1, April 1, July 1 and October 1 of each year; provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on Series A Preferred Stock on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day.

"Dividend Period" shall mean the period commencing on and including a Dividend Payment Date and shall end on and include the day immediately preceding the next Dividend Payment Date; provided that the initial Dividend Period shall commence on and include the Original Issue Date and shall end on and include the day immediately preceding the first Dividend Payment Date.

"Dividend Record Date" shall have the meaning ascribed to it in Section 4(a).

"Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated by the SEC thereunder.

"Exchange Property" shall have the meaning ascribed to it in Section 9(a).

"Fundamental Change" shall mean the occurrence of any of the following: (1) a Change of Control or (2) the Company, within the meaning of Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors, (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian receiver of it for all or substantially all of its property or (d) makes a general assignment for the benefit of its creditors.

"GAAP" shall mean United States generally accepted accounting principles, as in effect from time to time, applied on a consistent basis.

C-4

"Governmental Authority" shall mean any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, instrumentality, department, commission, board, bureau, central bank, authority, court or other tribunal, in each case whether executive, legislative, judicial, regulatory or administrative (including any office of a district attorney, attorney general or the like).

"Internal Reorganization Event" shall have the meaning ascribed to it in Section 9(d).

"Junior Stock" shall mean the Common Stock and any other class or series of Capital Stock that ranks junior to the Series A Preferred Stock (1) as to the payment of dividends or (2) as to the distribution of assets on any liquidation, dissolution or winding up of the Company, or both.

"Liquidation Preference" shall initially mean $1,000 per share of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization); provided, however, that to the extent that the Company does not declare and pay a dividend on a Dividend Payment Date pursuant to Section 4(b) and (c), an amount equal to the Preferred Dividend shall be added to the Liquidation Preference of such share on the applicable Dividend Payment Date.

"MAE Redemption Date" shall have the meaning ascribed to it in Section 6(b)(4).

"Mandatory Redemption Date" shall have the meaning ascribed to it in Section 6(b)(1).

"Material Adverse Effect" shall mean any condition, change, event, occurrence or effect (including, without limitation, a Ruling or Proceeding) that, individually or in the aggregate with all other conditions, changes, events, occurrences or effects, is or would reasonably be expected to be materially adverse to the business, assets, liabilities (contingent or otherwise), results of operations or financial condition of the Company; provided, however, in respect of the preceding, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect on or in respect of the Company: (a) any change in applicable Laws or GAAP or any interpretation thereof, (b) any change in interest rates or economic, political, business or financial market conditions generally, (c) any change generally affecting any of the industries in which the Company operates or the economy as a whole, including any change in commodity prices, (d) the announcement, pendency or consummation of the transactions contemplated by the Transaction Documents, (e) compliance with the terms of this Agreement or the taking of any action required by the transactions contemplated by the Transaction Documents, (f) any natural disaster, (g) any acts of terrorism or war or the outbreak or escalation of hostilities or change in geopolitical conditions, (h) any Ruling or Proceeding that is not reasonably expected to materially and adversely impact the Company’s ability to service its existing clients, offer or sell its existing services to new clients (in each case, as of the time of the Ruling or during the pendency of the Proceeding), or any subpoena for documents or other information requested by an enforcement agency of a Governmental Authority against the Company or an executive officer of the Company related to an investigation, (i) any change in trading price or trading volume of the Common Stock or (j) any failure of the Company to meet any projections, forecasts or publicly provided financial guidance, provided that clauses (i) or (j) shall not preclude a determination that any change or effect underlying such change in trading price or trading volume or failure to meet projections or forecasts has resulted in a Material Adverse Effect (to the extent such change or effect is not otherwise excluded from this definition of Material Adverse Effect).

C-5

"Material Litigation Effect" shall mean, with respect to any Proceeding, (a) any Ruling, and/or (b) the delivery of notice to the Investors pursuant to Section 8.19(b) of the Purchase Agreement, in each case, that, individually or in the aggregate with all other conditions, changes, events, occurrences or effects arising out of, resulting from or related to the items set forth in clauses (a) or (b),  is or would reasonably be expected to be materially adverse to the business, assets, liabilities (contingent or otherwise), results of operations or financial condition of the Company.

"Original Issue Date" shall mean [●]2.

"Parity Stock" shall mean any class or series of Capital Stock (other than the Series A Preferred Stock) that ranks equally with the Series A Preferred Stock both (1) in the priority of payment of dividends and (2) in the distribution of assets upon any liquidation, dissolution or winding up of the Company (in each case, without regard to whether dividends accrue cumulatively or non-cumulatively).

"Per Share Amount" shall have the meaning ascribed to it in Section 7(a).

"Person" shall mean any individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, joint venture, other entity or group (as defined in the Exchange Act), including a Governmental Authority..

"PIK Dividend" shall have the meaning ascribed to it in Section 4(b).

"PIK Dividend Rate" shall mean 3.00% per annum.

"Preferred Dividend" shall have the meaning ascribed to it in Section 4(b).

"Preferred Stock" shall mean any and all series of preferred stock of the Company, par value $0.0001 per share, including the Series A Preferred Stock.

"Proceeding" shall mean (i) any suit, litigation, arbitration, action, claim, charge, complaint, or (ii) any audit, investigation, inquiry or proceeding, in each case, before a Governmental Authority.

"Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of June 18, 2018, by and among the Company and the investors party thereto.

"Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract, this Certificate of Designations or otherwise).

[2]	To be Closing Date.
C-6

"Redemption Amount" shall have the meaning ascribed to it in Section 6(b)(1).

"Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and the investors party thereto.

"Reorganization Event" shall have the meaning ascribed to it in Section 9(a).

"Reorganization Event Date" shall have the meaning ascribed to it in Section 9(a).

"Ruling" shall mean, any ruling, verdict, decision, finding, judgment, order, determination, indictment or settlement in a matter before a Governmental Authority.

"SEC" shall mean the U.S. Securities and Exchange Commission or any other U.S. federal agency then administering the Securities Act or Exchange Act.

"Secured Promissory Notes" shall have the meaning ascribed to it in Section 6(e).

"Securities Act" shall mean the U.S. Securities Act of 1933, and the rules and regulations of the SEC thereunder.

"Security Agreement" shall mean that certain Security Agreement, dated as of the date hereof, by and among the Company, as a grantor, the other grantors party thereto from time to time and Victory Park Management, LLC, as administrative agent for the secured parties, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

"Series A Preferred Stock" shall have the meaning ascribed to it in Section 1.

"Subsidiary" of any Person shall mean any corporation, partnership, joint venture, limited liability company, trust or other form of legal entity of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the interest in the capital or profits of such partnership, joint venture or limited liability company or (iii) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

"Trading Day" shall mean any Business Day on which the Common Stock is traded, or able to be traded, on the principal national securities exchange or market on which the Common Stock is listed or admitted to trading (including any over-the-counter market).

C-7

"Transaction Documents" shall mean the Purchase Agreement, the Certificate of Designations, the Registration Rights Agreement, the Voting Agreements, the Agreement Among Noteholders, the Secured Promissory Notes, and the Security Agreement.

"Voting Agreements" shall mean those certain Voting Agreements, dated as [_______], 2018, by and among certain parties to the Securities Purchase Agreement and certain of the Company's stockholders, directors and executive officers, in each case that own shares of common stock of the Company as of the date thereof.

"Voting Stock" shall mean Capital Stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances (determined without regard to any classification of directors) to elect one or more members of the Board of Directors (without regard to whether or not, at the relevant time, Capital Stock of any other class or classes (other than Common Stock) shall have or might have voting power by reason of the happening of any contingency).

"VWAP" per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page "Rimini Street Inc." (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized investment banking firm (unaffiliated with the Company) retained by the Company for such purpose).

(b)          Rules of Construction. Unless the context otherwise requires: (i) a term has the meaning assigned to it herein; (ii) an accounting term not otherwise defined herein has the meaning accorded to it in accordance with generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis; (iii) words in the singular include the plural, and in the plural include the singular; (iv) "or" is not exclusive; (v) "will" shall be interpreted to express a command; (vi) "including" means including without limitation; (vii) provisions apply to successive events and transactions; (viii) references to any Section or clause refer to the corresponding Section or clause, respectively, of this Certificate of Designations; (ix) any reference to a day or number of days, unless expressly referred to as a Business Day or Trading Day, shall mean the respective calendar day or number of calendar days; (x) references to sections of or rules under the Exchange Act shall be deemed to include substitute, replacement or successor sections or rules, and any term defined by reference to a section of or rule under the Exchange Act shall include Commission and judicial interpretations of such section or rule; (xi) references to sections of the Code shall be deemed to include any substitute, replacement or successor sections as well as the Treasury Regulations promulgated thereunder from time to time; (xii) headings are for convenience only; and (xiii) unless otherwise expressly provided in this Certificate of Designations, a reference to any specific agreement or other document shall be deemed a reference to such agreement or document as amended from time to time in accordance with the terms of such agreement or document.

Section 4               Dividends.

C-8

(a)          Participation with Dividends on Junior Stock. No dividend may be declared or paid on the Junior Stock during a Dividend Period unless a dividend is also declared and paid on the Series A Preferred Stock for such Dividend Period, in addition to any dividends otherwise payable on the Series A Preferred Stock as set forth in Section 4(b) below, in an amount equal to (A) the Per Share Amount as of the Record Date for such dividend (the "Dividend Record Date") multiplied by (B) the amount per share distributed or to be distributed in respect of the Junior Stock in connection with such cash dividend.

(b)          Dividends on Series A Preferred Stock. In addition to participation in dividends on Junior Stock as set forth in Section 4(a), holders of the Series A Preferred Stock shall be entitled to receive, on each share of Series A Preferred Stock and with respect to each Dividend Period, (i) an amount payable in cash equal to the Cash Dividend Rate multiplied by the Liquidation Preference per share of Series A Preferred Stock (the "Cash Dividend") and (ii) an amount payable in kind in additional shares of Series A Preferred Stock equal to the PIK Dividend Rate multiplied by the Liquidation Preference per share of Series A Preferred Stock (the "PIK Dividend", and together with the Cash Dividend, the "Preferred Dividend"); provided that, on and after the date that is the [_____], 20233, the Preferred Dividend shall be solely payable in cash in an amount per annum equal to the Cash Dividend Rate plus the PIK Dividend Rate. If and to the extent that the Company does not pay the entire Preferred Dividend for a particular Dividend Period on the applicable Dividend Payment Date for such period, the amount of such Preferred Dividend shall be added to the Liquidation Preference in accordance with the definition thereof. Amounts payable at the PIK Dividend Rate and the Cash Dividend Rate shall begin to accrue and be cumulative from the Original Issue Date, whether or not the Company has funds legally available for such dividends or such dividends are declared, shall compound on each Dividend Payment Date and shall be payable in arrears on each Dividend Payment Date. Preferred Dividends that are payable on the Series A Preferred Stock on any Dividend Payment Date shall be payable to holders of record of the Series A Preferred Stock as they appear on the stock register of the Company on the Record Date for such dividend, which shall be the date fifteen (15) days prior to the applicable Dividend Payment Date. Such delivery shall be made, at the option of the applicable holder, in certificated form or by book-entry. Any such certificate or certificates shall be delivered by the Company to the appropriate holder on a book-entry basis or by mailing certificates evidencing the shares to the holders at their respective addresses as set forth in the conversion notice.

Dividends payable at each of the Cash Dividend Rate and the PIK Dividend Rate on the Series A Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable at the Dividend Rate on the Series A Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

[3]	To be fifth anniversary of the closing date.

C-9

(c)          Payment of Dividends. Notwithstanding anything to the contrary in this Certificate of Designations, (i) dividends shall be paid only to the extent they are not prohibited under the General Corporation Law of the State of Delaware or any other applicable law, and (ii) cash dividends shall be paid only to the extent there are no provisions in any of the Debt Documents prohibiting the payment of cash dividends on the Series A Preferred Stock in such amount on the applicable Dividend Payment Date. With respect to the PIK Dividend, the number of shares of Series A Preferred Stock to be issued in payment of such PIK Dividend with respect to each outstanding share of Series A Preferred Stock shall be determined by dividing (A) the amount of the PIK Dividend by (B) the Liquidation Preference (excluding any amounts added to the initial Liquidation Preference pursuant to the proviso in the definition of Liquidation Preference and Section 4(b)) per share of Series A Preferred Stock. After taking into account the aggregate amount of any Preferred Dividend paid on all shares of Series A Preferred Stock for any Dividend Period to any holder, to the extent that any aggregate Preferred Dividend would result in the issuance of a fractional share of Series A Preferred Stock to such holder, then the amount of such fraction multiplied by the Liquidation Preference shall be paid in cash (unless there are no legally available funds with which to make such cash payment, in which event such cash amount shall be added to the Liquidation Preference in accordance with Section 4(a)).

Section 5              Liquidation Rights.

(a)          Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, holders of the Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock, out of the assets of the Company or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Company, and after satisfaction of all liabilities and obligations to creditors of the Company, on par with each share of Parity Stock but before any distribution of such assets or proceeds is made to or set aside for the holders of Junior Stock, an amount equal to the greater of (1) the sum of (a) the Liquidation Preference per share of the Series A Preferred Stock plus (b) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference from and including the immediately preceding Dividend Payment Date to but excluding the date fixed for such liquidation, dissolution or winding up of the Company and (2) the per share amount of all cash, securities and other property (such securities or other property having a value equal to its fair market value as reasonably determined by the Board of Directors) to be distributed in respect of the Common Stock such holder would have been entitled to receive had it converted such Series A Preferred Stock immediately prior to the date fixed for such liquidation, dissolution or winding up of the Company; provided that if any liquidation, dissolution or winding up of the affairs of the Company occurs prior to [_______], 20214, then holders of the Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock the greater of (A) (i) $406.50 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) minus the aggregate amount of Preferred Dividends actually paid in accordance with Section 4 plus (ii) the Liquidation Preference per share of the Series A Preferred Stock and (B) the per share amount of all cash, securities and other property (such securities or other property having a value equal to its fair market value as reasonably determined by the Board of Directors) to be distributed in respect of the Common Stock such holder would have been entitled to receive had it converted a number of shares of Series A Preferred Stock equal to (i) 1.0938 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) plus (ii) a number of shares of Series A Preferred Stock (such number may be fractional) equal to (x) the aggregate amount of Cash Dividends that would have been paid from the date of such determination up to and including [_______], 20215 on such share of Series A Preferred Stock divided by (y) the Liquidation Preference, as of the date immediately prior to the date fixed for such liquidation, dissolution or winding up of the Company. To the extent such amount is paid in full to all holders of Series A Preferred Stock and all the holders of Parity Stock, the holders of Junior Stock of the Company shall be entitled to receive all remaining assets of the Company (or proceeds thereof) according to their respective rights and preferences.

[4]	To be third anniversary of the closing date.

[5]	To be third anniversary of the closing date.

C-10

(b)          Partial Payment. If in connection with any distribution described in Section 5(a) above the assets of the Company or proceeds thereof are not sufficient to pay the Liquidation Preferences in full to all holders of Series A Preferred Stock and all holders of Parity Stock, the amounts paid to the holders of Series A Preferred Stock and to the holders of all such other Parity Stock shall be paid pro rata in accordance with the respective aggregate Liquidation Preferences of the holders of Series A Preferred Stock and the holders of all such other Parity Stock.

(c)          Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the merger or consolidation of the Company with any other corporation or other entity, including a merger or consolidation in which the holders of Series A Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Company, shall not be deemed to constitute a liquidation, dissolution or winding up of the Company, but instead shall be subject to the provisions of Section 9.

Section 6              Redemption.

(a)          Optional Redemption.

(1)         At any time, on one or more occasions, on or prior to [_______], 20216, all or any part of the outstanding Series A Preferred Stock may be redeemed in cash, at the option of the Company, but subject to the right of each holder to first convert the shares of Series A Preferred Stock that the Company proposes to redeem into shares of Common Stock, upon giving notice of redemption pursuant to Section 6(c), at a redemption price per share equal to the sum of (a) $406.50 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) minus the aggregate amount of Preferred Dividends actually paid in accordance with Section 4 plus (b) the Liquidation Preference per share of the Series A Preferred Stock; provided that the Company (i) may not redeem in the aggregate more than $80,000,000 of Series A Preferred Stock in the aggregate pursuant to this Section 6(a)(1), and (ii) (a) may only fund such redemptions with proceeds received by the Company from (x) the issuance and sale of Common Stock or (y) any award resulting from the appeal of the judgment in Oracle USA, Inc., et al. v. Rimini Street, Inc., Case No. 2:10-cv-00106-LRH-PAL in the United States District Court for Nevada, or (b) may make such redemptions using cash from operations provided that the Company has a minimum of $75,000,000 U.S. cash after giving effect to such redemption.

[6]	To be third anniversary of the closing date.

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(2)         All or any part of the outstanding Series A Preferred Stock may be redeemed in cash at any time after [_______], 20217, at the option of the Company but subject to the right of the holder to first convert the shares of Series A Preferred Stock that the Company proposes to redeem into shares of Common Stock, at a redemption price per share equal to the sum of (a) the Liquidation Preference per share plus (b) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference on such share of Series A Preferred Stock from and including the immediately preceding Dividend Payment Date to but excluding the date of redemption, upon a minimum of thirty (30) days' prior written notice of redemption delivered pursuant to Section 6(c).

(3)         Any redemption pursuant to this Section 6 shall be pro rata based on the number of shares of Series A Preferred Stock held by such holders at the time of redemption.

(b)          Mandatory Redemption.

(1)         (a) If and to the extent any shares of Series A Preferred Stock are outstanding as of [_____], 20238 (the "Mandatory Redemption Date"), at the option of the holders of a majority of the shares of Series A Preferred Stock then outstanding, the Company shall redeem all then remaining outstanding shares of Series A Preferred Stock in cash, at a redemption price per share equal to the sum of (a) the Liquidation Preference per share plus (b) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference on such share of Series A Preferred Stock from and including the immediately preceding Dividend Payment Date to but excluding the date of redemption (the "Redemption Amount"), upon a minimum of one hundred twenty (120) days' prior written notice of redemption delivered pursuant to Section 6(c).

(2)         Notwithstanding the foregoing, in lieu of paying cash for the Redemption Amount, the Company may, at its option, convert a number of outstanding shares of Series A Preferred Stock into a number of shares of Common Stock for each share of Series A Preferred Stock so converted equal to the quotient of (i) the sum of (A) the Liquidation Preference per share of Series A Preferred Stock plus (B) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference on such share of Series A Preferred Stock from and including the immediately preceding Dividend Payment Date to but excluding the conversion date and (ii) the volume weighted average of the Closing Prices for the sixty (60) consecutive full Trading Days ending on the Trading Day before the Mandatory Redemption Date; provided that the Company may only effect the conversion described in this Section 6(b)(2) with respect to the shares of Series A Preferred Stock (x) if applied to all holders of shares of Series A Preferred Stock pro rata in accordance with the respective aggregate Liquidation Preferences of the holders of Series A Preferred Stock, and (y) into an aggregate amount of shares of Common Stock not to exceed the aggregate number of shares of Common Stock that have publicly traded during the sixty (60) consecutive full Trading Days ending on the Trading Day before the Mandatory Redemption Date or the applicable amount as determined in accordance with Section 7(c). Any shares of Series A Preferred Stock not converted as a result of the proviso set forth in the immediately preceding sentence shall then be redeemed in cash in accordance with Section 6(b)(1).

[7]	To be third anniversary of the closing date.

[8]	To be fifth anniversary of the closing date.
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(3)         If the Redemption Amount is not paid pursuant to Section 6(b)(1) or Section 6(b)(2) on the Mandatory Redemption Date, then such Redemption Amount shall be satisfied pursuant to the terms of that certain Secured Promissory Note issued to each holder of Series A Preferred Stock, which notes shall have an aggregate principal amount equal to the unpaid Redemption Amount.

(4)         Additionally, if at any time, a Material Adverse Effect or a Material Litigation Effect has occurred in the reasonable determination of the holders of a majority of the shares of Series A Preferred Stock then outstanding (such date of written notice by such holders to the Company thereof, the "MAE Redemption Date"), then the amount that would be payable if all outstanding Series A Preferred Stock were immediately redeemed at a redemption price per share equal to the sum of (a) the Liquidation Preference per share plus (b) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference, in each case, on such share of Series A Preferred Stock from and including the immediately preceding Dividend Payment Date to but excluding the MAE Redemption Date (the "MAE Redemption Amount") shall be satisfied pursuant to the terms of the Secured Promissory Note issued to each holder of Series A Preferred Stock, which notes shall have an aggregate principal amount equal to the MAE Redemption Amount.

(5)         For the avoidance of doubt, the occurrence of a Material Adverse Effect or a Material Litigation Effect shall only apply for purposes of this Section 6(b) and shall not constitute a breach or an event of default under this Certificate of Designations.

(c)          Notice of Redemption. Notice of every redemption of shares of Series A Preferred Stock pursuant to Section 6(a) and Section 6(b) shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Company or to the Company, as applicable. Such mailing shall (i) in the case of Section 6(a), be made by the Company at least thirty (30) days and not more than seventy-five (75) days before the date fixed for redemption, and (ii) in the case of Section 6(b)(1), be made by the holders of a majority of the shares of Series A Preferred Stock then outstanding at least one hundred twenty (120) days before the date fixed for redemption. Any notice mailed as provided in this Section 6(c) shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series A Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the redemption price; and (3) the place or places where certificates for such shares are to be surrendered for payment of the redemption price or instructions for surrendering such shares held in book-entry form.

C-13

(d)          Effectiveness of Redemption. If any notice of redemption has been duly given and if on or before the applicable redemption date (pursuant to Section 6(a) or Section 6(b), as applicable) all funds necessary for such redemption have been deposited by the Company, in trust for the pro rata benefit of the holders of the shares of Series A Preferred Stock called for such redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor with no conditions therefor, then, notwithstanding that any certificate for any share so called for such redemption has not been surrendered for cancellation (or, in the case of shares held in book-entry, a corresponding instruction has not been delivered by the holder to the transfer agent), on and after such redemption date dividends shall cease to accrue on all shares so called for such redemption, all shares so called for such redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of one year from such redemption date shall, to the extent permitted by law, be released to the Company, after which time, subject to applicable escheatment laws, the holders of the shares so called for such redemption shall look only to the Company for payment of the redemption price of such shares.

(e)          First Lien Secured Promissory Notes. Upon any redemption amounts in respect of the Series A Preferred Stock becoming obligations pursuant to the first lien secured promissory note (the "Secured Promissory Notes") issued to each holder of Series A Preferred Stock pursuant to Section 6(b)(3) or Section 6(b)(4) (the "Notes Commencement Date"), notwithstanding that any certificate for any shares of Series A Preferred Stock has not been surrendered for cancellation (or, in the case of shares held in book-entry, a corresponding instruction has not been delivered by the holder to the transfer agent), on and after the Notes Commencement Date, dividends shall cease to accrue on all Series A Preferred Stock, all shares of Series A Preferred Stock shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith upon the Notes Commencement Date cease and terminate, except only the right of each holders thereof to receive a Secured Promissory Note.

Section 7              Conversion.

(a)          Conversion at the Option of the Holders. Subject to Section 7(c), each share of Series A Preferred Stock may be converted on any date, from time to time, at the option of the holder thereof, into the number of shares of Common Stock (the "Per Share Amount") equal to the quotient of (i) the sum of (A) the Liquidation Preference per share of Series A Preferred Stock plus (B) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference on such share of Series A Preferred Stock from and including the immediately preceding Dividend Payment Date to but excluding the conversion date and (ii) $10.00 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization); provided that if any such conversion occurs solely in connection with the exercise of the Company's optional redemption right set forth in Section 6(a)(1), for purposes of the foregoing calculation, the aggregate number of shares that each share of Series A Preferred Stock that will deemed to be convertible is equal to (i) 1.0938 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) plus (ii) a number of shares of Series A Preferred Stock (such number may be fractional) equal to (x) the aggregate amount of Cash Dividends that would have been paid from the date of such determination up to and including [_______], 20219 on such share of Series A Preferred Stock divided by (y) the Liquidation Preference, as of the date immediately prior to the date fixed for such conversion. The right of conversion attaching to any shares of Series A Preferred Stock may be exercised by the holders thereof by delivering the shares to be converted to the office of the Company, accompanied by a duly signed and completed notice of conversion in form reasonably satisfactory to the Company. The conversion date shall be the date on which the shares of Series A Preferred Stock and the duly signed and completed notice of conversion are received by the Company. The Person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of such conversion date, and such Person or Persons shall cease to be a record holder of the Series A Preferred Stock on that date. As promptly as practicable on or after the conversion date (and in any event no later than three (3) Trading Days thereafter), the Company shall issue the number of whole shares of Common Stock issuable upon conversion, with any fractional shares (after aggregating all Series A Preferred Stock being converted on such date) paid in cash, calculated by multiplying such fraction by the volume weighted average of the Closing Prices for the thirty (30) Trading Days prior to the date of conversion. Such delivery shall be made, at the option of the applicable holder, in certificated form or by book-entry. Any such certificate or certificates shall be delivered by the Company to the appropriate holder on a book-entry basis or by mailing certificates evidencing the shares to the holders at their respective addresses as set forth in the conversion notice.

[9]	To be third anniversary of the closing date.

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(b)          Conversion at the Option of the Company. Upon the occurrence of a Company Conversion Trigger Date, each share of Series A Preferred Stock may be converted, if the Conversion Trigger Date is still in existence on the Company conversion date, at the option of the Company, into the number of shares of Common Stock equal to the quotient of (i) the sum of (A) the Liquidation Preference per share of Series A Preferred Stock plus (B) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference on such share of Series A Preferred Stock from and including the immediately preceding Dividend Payment Date to but excluding the conversion date and (ii) $10.00 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization); provided that the Company may only effect the conversion described in this Section 7(b), (i) twice in any calendar year and (ii) with respect to the shares of Series A Preferred Stock into an aggregate amount of shares of Common Stock not to exceed the aggregate number of shares of Common Stock that have publicly traded during the sixty (60) consecutive full Trading Days ending on the Trading Day before a Company conversion date minus any shares of Common Stock previously issued under this Section 7(b) during such sixty (60) day period. No action shall be required by any holder thereof. The person or persons entitled to receive the shares of Common Stock issuable upon the conversion of Series A Preferred Stock pursuant to this Section 7(b) will be treated as the record holder(s) of such shares of Common Stock as of the Close of Business on such Company Conversion Trigger Date. Prior to the Close of Business on any such Company Conversion Trigger Date, the shares of Common Stock issuable upon mandatory conversion of the Series A Preferred Stock will not be deemed to be outstanding for any purpose and holders shall have no rights with respect to such shares of Common Stock, including voting rights, rights to respond to tender offers and rights to receive any dividends or other distributions on the Common Stock, by virtue of holding the Series A Preferred Stock.

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(c)          Notwithstanding anything to the contrary in this Certificate of Designations, as of any date of determination, the maximum aggregate number of shares of Common Stock into which all holders of shares of Series A Preferred Stock may convert all outstanding shares of Series A Preferred Stock owed to the holders of shares of Series A Preferred Stock shall be equal to (x) 28,500,000 (as adjusted for any splits, combinations, reclassifications or similar adjustments),  minus (y) the total number of shares into which any shares of converted Preferred Stock had been converted prior to such date of determination by all holders of shares of Series A Preferred Stock.

(d)          Common Stock Reserved for Issuance. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series A Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Series A Preferred Stock shall be (i) duly authorized, validly issued and fully paid and nonassessable, (ii) shall rank pari passu with the other shares of Common Stock outstanding from time to time and (iii) shall be approved for listing on the principal national securities exchange or market on which the Common Stock is listed or admitted to trading (including any over-the-counter market).

(e)          Taxes. The Company shall pay 50%, and the holder of shares of Preferred Stock shall pay 50%, of any and all transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock of such holder. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

Section 8              Voting Rights.

(a)          General. The holders of shares of Series A Preferred Stock shall be entitled to vote with the holders of shares of Common Stock on all matters submitted to a vote of shareholders of the Company, except as otherwise provided herein or by applicable law. Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the largest number of whole shares of Common Stock into which all shares of Series A Preferred Stock held of record by such holder could then be converted pursuant to Section 7(a) at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is first executed. The holders of shares of Series A Preferred Stock shall be entitled to notice of any meeting of shareholders of the Company in accordance with the Bylaws.

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(b)          Class Voting Rights as to Particular Matters. For so long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Certificate of Incorporation and subject to Section 8(c), the affirmative vote or consent of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding and entitled to vote thereon, with respect to clauses (1) and (2) below, and 100% of the shares of Series A Preferred Stock then outstanding and entitled to vote thereon, with respect to clauses (3) and (4) below, in each case, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting any of such actions described in clauses (1), (2), (3) and (4), as applicable, below:

(1)        Dividends, Repurchase and Redemption.

(A)         The declaration or payment of any principal, dividend or distribution on Common Stock, other Junior Stock or Parity Stock if, at the time of such declaration, payment or distribution, Cash Dividends and/or PIK Dividends on the Series A Preferred Stock have not been paid in full in cash, or in the case of the PIK Dividends, fully satisfied with the Series A Preferred Stock; or

(B)         the purchase, redemption or other acquisition for consideration by the Company, directly or indirectly, of any Common Stock, other Junior Stock or Parity Stock (except as necessary to effect (1) a reclassification of Junior Stock for or into other Junior Stock, (2) a reclassification of Parity Stock for or into other Parity Stock with the same or lesser aggregate liquidation preference, (3) a reclassification of Parity Stock into Junior Stock, (4) the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock, (5) the exchange or conversion of one share of Parity Stock for or into another share of Parity Stock with the same or lesser per share liquidation amount, (6) the exchange or conversion of one share of Parity Stock into Junior Stock) or (7) effect the repurchase or redemption of Common Stock held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates) upon their death, disability, resignation, retirement, severance or termination of employment or service with the Company.

(2)         Amendment of Series A Preferred Stock. Subject to Section 15, any amendment, alteration or repeal of any provision of the Certificate of Incorporation or Certificate of Designations so as to adversely affect the relative rights, preferences, terms, privileges or voting power of the Series A Preferred Stock.

(3)         Authorizations, Issuances and Reclassifications. The authorization or creation of, issuance of, or reclassification into, Parity Stock (including additional shares of the Series A Preferred Stock) or Capital Stock that would rank senior to the Series A Preferred Stock.

(4)         Amendments. Subject to Section 15, any amendment of Articles 4, 5, 6, 7, 8 and 9 of this Certificate of Designations (or any amendment of the defined terms used therein).

(c)          Changes after Provision for Redemption. No vote or consent of the holders of Series A Preferred Stock shall be required pursuant to Section 8(b) if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series A Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 6 above, including pursuant to any redemption of all outstanding shares of Series A Preferred Stock for which holders of a majority of the shares of Series A Preferred Stock have provided consent thereto.

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Section 9               Reorganization Events.

(a)          In the event of:

(1)         any consolidation or merger of the Company with or into another Person or of another Person with or into the Company; or

(2)         any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety; or

(3)         any statutory share exchange of the Company with another Person (other than in connection with a merger or acquisition),

in each case in which holders of Common Stock would be entitled to receive cash, securities or other property for their shares of Common Stock (any such event specified in this Section 9(a), a "Reorganization Event"), each share of Series A Preferred Stock outstanding immediately prior to such Reorganization Event shall (subject to conversion rights pursuant to Section 7), without the consent of the holder thereof, be exchanged for whichever of the following has the greatest value (as determined by the Board of Directors in its reasonable discretion): (A) an amount in cash equal to the sum of (1) the Liquidation Preference per share of the Series A Preferred Stock plus (2) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference from and including the immediately preceding Dividend Payment Date to but excluding the date on which such Reorganization Event occurs (the "Reorganization Event Date"); (B) an amount equal to the product of (I) the Per Share Amount as of the Reorganization Event Date multiplied by (II) the amount of cash, securities or other property (such securities or other property having a value equal to its fair market value as reasonably determined by the Board of Directors) distributed or to be distributed in respect of the Common Stock in connection with such Reorganization Event to a holder of Common Stock that was not the counterparty to the Reorganization Event or an Affiliate of such counterparty (such cash, securities and other property, the "Exchange Property"); and (C) to the extent the Reorganization Event constitutes or would constitute a Fundamental Change, an amount in cash equal to the product of (x) 105% multiplied by (y) the sum of (1) the Liquidation Preference per share of the Series A Preferred Stock plus (2) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference from and including the immediately preceding Dividend Payment Date to, but excluding, the Reorganization Event Date; provided that if any Reorganization Event occurs prior to [_______], 202110, then holders of the Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock the greatest of (A) (i) $406.50 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) minus the aggregate amount of Preferred Dividends actually paid in accordance with Section 4 plus (ii) the Liquidation Preference per share of the Series A Preferred Stock, (B) the per share amount of all cash, securities and other property (such securities or other property having a value equal to its fair market value as reasonably determined by the Board of Directors) to be distributed in respect of the Common Stock such holder would have been entitled to receive had it converted a number of shares of Series A Preferred Stock equal to (i) 1.0938 shares of Series A Preferred Stock (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) plus (ii) a number of shares of Series A Preferred Stock (such number may be fractional) equal to (x) the aggregate amount of Cash Dividends that would have been paid from the date of such determination up to and including [_______], 202111 on such share of Series A Preferred Stock divided by (y) the Liquidation Preference, as of the date immediately prior to the date fixed for such Reorganization Event, and (C) to the extent the Reorganization Event constitutes or would constitute a Fundamental Change, an amount in cash equal to the product of (x) 105% multiplied by (y) the sum of (1) the Liquidation Preference per share of the Series A Preferred Stock plus (2) an amount per share equal to accrued but unpaid Preferred Dividends not previously added to the Liquidation Preference from and including the immediately preceding Dividend Payment Date to, but excluding, [_______], 202112.

[10]	To be third anniversary of the closing date.

[11]	To be third anniversary of the closing date.

[12]	To be third anniversary of the closing date.
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(b)          In the event that the holders of the shares of the Common Stock have the opportunity to elect the form of consideration to be received in a transaction contemplated by Section 9(a), the "Exchange Property" that holders of the Series A Preferred Stock shall be entitled to receive shall be determined by the holders of a majority of the outstanding shares of Series A Preferred Stock.

(c)          The above provisions of this Section 9 shall similarly apply to successive Reorganization Events.

(d)          Notwithstanding anything to the contrary, Section 9(a) shall not apply in the case of, and a Reorganization Event shall not be deemed to be, a merger, consolidation, reorganization or statutory share exchange (x) among the Company and its direct and indirect Subsidiaries or (y) between the Company and any Person for the primary purpose of changing the domicile of the Company (a "Internal Reorganization Event"). Without limiting the rights or the holders of the Series A Preferred Stock set forth in Section 8(b)(2), the Company shall not effectuate an Internal Reorganization Event unless the Series A Preferred Stock shall be outstanding as a class of preferred stock of the surviving company having the same rights, terms, preferences, liquidation preference and accrued and unpaid dividends as the Series A Preferred Stock in effect immediately prior to such Internal Reorganization Event, as adjusted for such Internal Reorganization Event pursuant to this Certificate of Designations after giving effect to any such Internal Reorganization Event. The Company (or any successor) shall, within twenty (20) days of the occurrence of any Internal Reorganization Event, provide written notice to the holders of the Series A Preferred Stock of the occurrence of such event. Failure to deliver such notice shall not affect the operation of this Section 9(d) or the validity of any Internal Reorganization Event.

C-19

Section 10           Record Holders. To the fullest extent permitted by applicable law, the Company may deem and treat the record holder of any share of the Series A Preferred Stock as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

Section 11           Non-circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any shares of Series A Preferred Stock above the Liquidation Preference then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of shares of Series A Preferred Stock. Notwithstanding anything herein to the contrary, if each holder is not permitted to convert such holder's shares of Series A Preferred Stock in full for any reason, the Company shall use commercially reasonable efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

Section 12            Notices.

(a)          General. All notices or communications in respect of the Series A Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Certificate of Incorporation or Bylaws or by applicable law or regulation.

(b)          Notice of Certain Events. The Company shall, to the extent not included in the Exchange Act reports of the Company, provide reasonable written notice to each holder of the Series A Preferred Stock of any event that has resulted in a Fundamental Change.

Section 13           Replacement Certificates. The Company shall replace any mutilated certificate at the holder's expense upon surrender of that certificate to the Company. The Company shall replace certificates that become destroyed, stolen or lost at the holder's expense upon delivery to the Company of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Company.

Section 14           Other Rights. The shares of Series A Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein, in the Purchase Agreement or in the Certificate of Incorporation or as provided by applicable law and regulation.

Section 15           Amendments. No amendment of this Certificate of Designations shall be permitted that negatively impacts any holder of Series A Preferred Stock or group of holders of Series A Preferred Stock in a material and disproportionate manner relative to the impact to other holders or group of holders of Series A Preferred Stock without the consent of the holders of a majority of the Series A Preferred Stock that are held by such holder or group of holders of Series A Preferred Stock so affected, as applicable, and no amendment to this Certificate of Designations that provides more favorable terms to a holder of Series A Preferred Stock shall be permitted unless such amendment applies to all holders of Series A Preferred Stock in the same manner or all such other holders of Series A Preferred Stock consent to such terms.

C-20

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be duly executed and acknowledged by its undersigned duly authorized officer this [●] of [●].

RIMINI STREET, INC.

By:
Name:
Its:

SIGNATURE PAGE TO CERTIFICATE OF DESIGNATIONS

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Annex D

THIS CONVERTIBLE SECURED PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

RIMINI STREET, INC.

[FORM OF]

CONVERTIBLE SECURED PROMISSORY NOTE

_____, 2018

I.       TERMS OF NOTE

FOR VALUE RECEIVED, RIMINI STREET, INC., a Delaware corporation ("Debtor"), hereby promises to pay the Principal Amount to [________] ("Holder"), together with all accrued and unpaid interest thereon, on the Maturity Date pursuant to the terms of this convertible secured promissory note (this "Note").  Notwithstanding the foregoing, if the Maturity Date is in connection with a Reorganization Event or is triggered pursuant to the provisions of Section 5 of the Certificate of Designations, the amount due hereunder shall be the greater of (i) the amount calculated as set forth in the preceding sentence and (ii) the amount the Holder would have received if it held the Preferred Stock (and the Commencement Date never occurred) at the time of any event occurring under Section 5 of the Certificate of Designations or Section 9 of the Certificate of Designations, as the case may be (but if such amount due hereunder is payable other than 100% in cash, the Holder shall have the right to elect whether to receive the amount pursuant to clause (i) above or the amount pursuant to clause (ii) above).

This Note is issued as of the date hereof pursuant to and as part of the transactions contemplated by the Purchase Agreement.  The rights and remedies set forth herein, including but not limited to the conversion right set forth in Section IV, are being provided by Debtor for the benefit of the Holder contemporaneously with the closing of the transactions contemplated by the Purchase Agreement as reasonably equivalent consideration for the Holder's investment in Debtor.  The provisions of this Note are effective as of the date hereof and the rights of the Holder to enforce the Debtor’s obligations under Section V are effective as of the date hereof unless otherwise set forth herein or therein.  On the Commencement Date, an aggregate principal amount shall be outstanding under this Note equal to the Principal Amount, all Obligations shall be in effect and due in accordance with the terms of the Transaction Documents, interest shall begin to accrue on the Principal Amount pursuant to the terms of this Note and the right to convert the Obligations shall be in effect.  For the avoidance of doubt, prior to the Commencement Date, no Principal Amount shall be outstanding under this Note, no Principal Amount or other Obligations shall be due, no interest shall accrue on the Principal Amount pursuant to the terms of this Note, and no right to convert the Obligations shall be in effect.

D-1

II.       DEFINITIONS

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Certificate of Designations. The following terms shall have the following meanings:

"Administrative Agent" means Victory Park Management, LLC and any successor appointed pursuant to the Agreement Among Noteholders.

"Agreement Among Noteholders" has the meaning set forth in Section VII.

"Authorized Officer" means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person’s chief financial officer or treasurer (or the equivalent thereof).

"Capital Stock" means (i) with respect to any person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any person that is not a corporation, any and all partnership, membership or other equity interests of such person.

"Certificate of Designations" means that certain Certificate of Designations of the Preferred Stock of Debtor.

"CFC" means a “controlled foreign corporation”, as such term is defined in Section 957(a) of the Code.

"CFC Debt" means indebtedness (and any amounts treated as indebtedness for U.S. federal income tax purposes) owed by, or treated for U.S. federal income tax purposes as owed by, as CFC.

"CFC Holding Company" means any direct or indirect Subsidiary of Debtor substantially all of the direct or indirect assets of which consist of (i) 65% or more of the Capital Stock (which represents at least 65% of the total combined voting power of all classes of Capital Stock entitled to vote) of a Foreign Subsidiary that is a CFC or (ii) 65% or more of the Capital Stock (which represent at least 65% of the total combined voting power of all classes of Capital Stock entitled to vote) of a Foreign Subsidiary that is a CFC and CFC Debt.

"Closing Price" of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NASDAQ Market on such date.  If the Common Stock is not traded on the NASDAQ Market on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Market Group, Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by a nationally recognized investment banking firm (unaffiliated with the corporation) retained by the corporation for such purpose.

D-2

"Code" means the Internal Revenue Code of 1986, as amended.

"Collateral" shall have the meaning assigned thereto in the Security Agreement.

"Commencement Date" means the Mandatory Redemption Date or the MAE Redemption Date to the extent, as applicable, that all payments then due under the Certificate of Designations have not been paid in full in cash or satisfied by conversion of the Preferred Stock into Common Stock.

"Consolidated Liquidity" means an amount determined for Debtor and its Subsidiaries on a consolidated basis equal to the sum of (i) the amount of unrestricted cash and cash equivalents of Debtor and any Domestic Subsidiary that is in deposit accounts or in securities accounts, each of which deposit account or securities account is maintained by a branch office of the bank or securities intermediary located within the United States, plus (ii) the aggregate amount of unrestricted cash on-hand of any Foreign Subsidiaries (other than Rimini Street Brazil Serviços de Tecnologia Ltda. and any other Subsidiary organized in Brazil) to the extent such cash does not exceed the lesser of (x) $8,000,000 or (y) 20% (or for the months ending December 31, 2018 through February 28, 2019, 100%) of the sum of (1) the cash described in clause (i) above plus (2) the aggregate amount of all unrestricted cash on-hand for all Foreign Subsidiaries, plus (iii) the aggregate amount of cash on-hand of Rimini Street Brazil Serviços de Tecnologia Ltda. and any other Subsidiary organized in Brazil to the extent such cash does not exceed the lesser of (x) $5,000,000 or (y) 15% (or for the months ending December 31, 2018 through February 28, 2019, 100%)) of the sum of (1) the cash described in clause (i) above plus (2) the aggregate amount of all unrestricted cash on-hand for all Foreign Subsidiaries.

"Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

"Disqualified Capital Stock" means Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Obligations), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is 91 days after the Maturity Date.  Notwithstanding the foregoing, the Preferred Equity shall be deemed not to constitute Disqualified Capital Stock for purposes of this Note.

D-3

"Disregarded Entity" means any entity treated as disregarded as an entity separate from its owner under Treasury Regulations Section 301.7701-3.

"Domestic Subsidiary" means any Subsidiary that is a "United States person" within the meaning of Section 7701(a)(30) of the Code.

"Event of Default" means:

(a)       Debtor shall fail to pay when due any principal of this Note on the due date hereunder;

(b)       Debtor shall fail to pay any interest payment or other payment (excluding principal amounts specified in clause (a) of this definition of "Event of Default") required under the terms of this Note on the date due and such payment shall not have been made within three (3) Business Days after such date;

(c)       Debtor shall fail to observe or perform any other covenant contained in this Note (other than those specified in clauses (a) and (b) of this definition of "Event of Default" and other than with respect to Article V, Section 13 of this Note) or the Security Agreement and, to the extent such failure is capable of being cured, such failure shall continue for more than thirty (30) days after the earlier of the date (x) an Authorized Officer of Debtor has knowledge of such failure and (y) Debtor’s receipt of written notice from the Administrative Agent to Debtor of such failure;

(d)       [reserved];

(e)       Any representation or warranty made by Debtor in this Note, the Security Agreement or in any certificate at any time required to be given by Debtor or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of the date made or deemed made;

(f)       (i) Other than with respect to Rimini I, Rimini II, or any other related litigation with Oracle, any money judgment, writ or warrant of attachment or similar process involving individually or in the aggregate at any time an amount in excess of $5,000,000 (in either case to the extent not adequately covered by insurance as to which a solvent insurance company has been notified of the claim and has not denied coverage) shall be entered or filed against Debtor or any of its Subsidiaries (other than an Immaterial Subsidiary) or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days (or in any event later than five days prior to the date of any proposed sale thereunder); or (ii) with respect to Rimini I or Rimini II, the entry of (1) a monetary judgment or settlement that, if paid, would result in Consolidated Liquidity of less than $25,000,000, or (2) an injunction, restrainment or court order that prohibits or limits Debtor from continuing to conduct a material portion of Debtor’s and its Subsidiaries’ business, taken as a whole, in each case under this clause (ii) to the extent undischarged, unvacated, unbonded or unstayed for a period of seventy-five (75) days;

D-4

(g)       The Security Agreement shall cease to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the payment in full of the Obligations); Debtor (or any Person by, through or on behalf of Debtor) shall contest in writing in any manner the validity, binding nature or enforceability of the Security Agreement; or Administrative Agent shall not have or shall cease to have a valid and perfected Lien in any material Collateral purported to be covered by the Security Agreement with the priority required thereby, in each case for any reason other than the failure of the Administrative Agent or any Secured Party to take any action within its control or any disposition of assets not restricted hereunder;

(h)       [reserved];

(i)         Debtor, within the meaning of Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors, (1) commencing a voluntary case, (2) consenting to the entry of an order for relief against it in an involuntary case, (3) consenting to the appointment of a custodian receiver of it for all or substantially all of its property or (4) making a general assignment for the benefit of its creditors; or

(j)         Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Debtor, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Debtor, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered with respect to Debtor by a court of competent jurisdiction or such proceeding shall not be dismissed, stayed, bonded or discharged within 60 days of commencement.

"Excluded Asset" shall have the meaning assigned to such term in the Security Agreement, and shall include, for the avoidance of any doubt, any Excluded Tax Collateral.

"Excluded Subsidiary" means (a) any Immaterial Subsidiary and (b) any Excluded Tax Subsidiary.

"Excluded Tax Collateral" means (i) Capital Stock of (x) any CFC Holding Company that is in excess of 65% of the total outstanding voting Capital Stock of such CFC Holding Company; or (y) any Foreign Subsidiary that is a CFC that is in excess of 65% of the total outstanding voting Capital Stock of such Foreign Subsidiary; or (z) any Disregarded Entity that owns Capital Stock of a CFC Holding Company and/or CFC that is in excess of 65% of the total outstanding voting Capital Stock of such Disregarded Entity, (ii)  any assets owned directly or indirectly by a Foreign Subsidiary that is a CFC and (iii) those assets as to which a grant of a security interest or a Lien therein would result in an adverse tax consequence (including, without limitation as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction) as determined in good faith by Debtor and Administrative Agent. For the avoidance of doubt, and notwithstanding anything to the contrary in this Note, no Excluded Tax Collateral shall be required to be pledged as collateral to secure any Obligations.

D-5

"Excluded Tax Subsidiary" means (i) a Foreign Subsidiary that is a CFC, (ii) a CFC Holding Company, (iii) a Subsidiary that is owned directly or indirectly by a Foreign Subsidiary that is a CFC and (iv) a Subsidiary with respect to which a guarantee by it of the Loan or any other Obligations would result in adverse tax consequences (including, without limitation, as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction) as determined in good faith by Debtor and the Administrative Agent. For the avoidance of doubt, and notwithstanding anything to the contrary in this Note, no Excluded Tax Subsidiary shall be required to guaranty any Obligations.

"Foreign Subsidiary" means any Subsidiary that is not Domestic Subsidiary.

“Guarantors” means each Subsidiary of the Debtor that executed a Guaranty, as such Guaranty may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Guaranty” means that certain Guaranty Agreement in the form attached hereto as Exhibit A.

"Holders" has the meaning assigned thereto in the Agreement Among Noteholders.

"Immaterial Subsidiary" means as of any date of determination, (a) each Subsidiary of Debtor that, as of the last day of the fiscal quarter most recently ended, (i) had, on a consolidated basis for such Subsidiary and its Subsidiaries, (x) revenues for the four consecutive fiscal quarters ending on such date and (y) total assets on such date, in an amount that is less than or equal to 2.5% of the consolidated revenues and total assets, respectively, of Debtor and its Subsidiaries for such period or on such date, respectively, and (ii) does not own any intellectual property that is necessary to the conduct of the business of Debtor and its Subsidiaries, and (b) any group comprising Subsidiaries that each individually would be an Immaterial Subsidiary under clause (a); provided that all such Immaterial Subsidiaries, taken together on a consolidated basis for each such Immaterial Subsidiary and its Subsidiaries, as of the last day of the fiscal quarter of Debtor most recently ended, shall have had revenues for the four consecutive fiscal quarters ending on such date and total assets on such date in an amount that is less than or equal to 5.0% of the consolidated revenues and total assets, respectively, of Debtor and its Subsidiaries for such period or on such date, as applicable, and in each case as shall be designated in writing by Debtor to the Administrative Agent as Immaterial Subsidiaries.  Any Subsidiary that executes a guaranty or security or collateral document shall not be deemed an Immaterial Subsidiary and shall be excluded from the calculations above.

"Ineligible Assignee" means any Person listed on Schedule I attached hereto.

D-6

"Investment" means (a) any direct or indirect purchase or other acquisition by Debtor or any of its Subsidiaries of, or of a beneficial interest in, any of the securities or all or substantially all of the assets of any other Person (other than an Obligor) (or of any division or business line of such other Person); (b) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Debtor from any Person (other than an Obligor), of any capital stock of such Person; (c) any direct or indirect loan, advance or capital contributions by Debtor or any of its Subsidiaries to any other Person (other than an Obligor), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business; and (d) any direct or indirect guarantee of any obligations of any other Person.  The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write ups, write downs or write offs with respect to such Investment.

“Lien” means (a) any lien, mortgage, pledge, assignment, hypothec, deed of trust, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing, and (b) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

"Maturity Date" means the earlier of (i) [                    ], 2023, and (ii) the date immediately prior to any Reorganization Event or any event which would trigger the provisions of Section 5 of the Certificate of Designations.  Notwithstanding the foregoing, the Holder may, in its sole discretion, elect, upon written notice to Debtor, to extend the Maturity Date.

"Notes" has the meaning assigned thereto in the Agreement Among Noteholders.

"Obligor" means the Debtor and each Subsidiary of the Debtor that provides a guaranty of the Obligations pursuant to Article V herein.

"Obligations" means, collectively, (i) all liabilities, obligations and indebtedness (whether actual or contingent, whether for the payment of money and, if for the payment of money, whether for principal, interest (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law), fees, expenses or otherwise) of Debtor to Holder now existing or hereafter incurred under this Note or any other notes issued to Holder by Debtor hereafter (the "Notes"), as the same may be amended, modified or supplemented from time to time, and (ii) all reasonable costs and expenses (including, without limitation, to the extent permitted by law, reasonable attorneys' fees and other legal expenses) incurred by Administrative Agent or Holder, as applicable, in the enforcement and collection of any of the liabilities, obligations and indebtedness referred to in clause (i) hereinabove.

"Principal Amount" means either the aggregate Redemption Amount or the aggregate MAE Redemption Amount, as applicable, attributable to the shares of Preferred Stock outstanding that are held by the Holder of this Note as of such Mandatory Redemption Date or the MAE Redemption Date, as applicable, and not converted into shares of Common Stock, plus any amount added to the Principal Amount pursuant to the terms of this Note, less any amount repaid or converted pursuant to the terms hereof.  The Administrative Agent, acting reasonably, shall be responsible for calculating the Principal Amount, and absent manifest error, the Administrative Agent’s calculations will be final and binding on the Company.

D-7

"Purchase Agreement" means that certain Securities Purchase Agreement dated as of June 18, 2018, by and among Debtor, VPC Special Opportunities Fund III Onshore, L.P., a Delaware limited partnership, Adams Street Rimini Aggregator LLC, a Delaware limited liability company, Adams Street 2007 Direct Fund, L.P., a Delaware limited partnership, Adams Street 2008 Direct Fund, L.P., a Delaware limited partnership, Adams Street 2009 Direct Fund, L.P., a Delaware limited partnership, Colbeck Strategic Lending Master, L.P., an exempted limited partnership registered under the laws of the Cayman Islands, Kingstown Partners Master Ltd., an exempted company registered under the laws of the Cayman Islands, Kingstown Partners II, L.P., a Delaware limited partnership, Ktown, LP, a Delaware limited partnership, and Kingfishers LP, a Delaware limited partnership, North Haven Credit Partners II L.P., a Delaware limited partnership, and Radcliff River I LLC, a Delaware limited liability company., as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

"Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other organizations, whether or not legal entities, and governmental authorities.

"Preferred Stock" means the 13% Series A Redeemable Convertible Preferred Stock, Par Value $0.0001 per share of Debtor.

"Qualified Capital Stock" means Capital Stock that is not Disqualified Capital Stock.

"Required Holders" has the meaning assigned thereto in the Agreement Among Noteholders.

"Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of equity interests of Debtor or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of equity interests of Debtor or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of equity interests of Debtor or any of its Subsidiaries, now or hereafter outstanding, or (d) any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any indebtedness that is unsecured or junior to the Obligations in right of payment or security.  For the avoidance of doubt, payments made in respect of the indebtedness assumed by Debtor and owed to GPIC, Ltd. in an aggregate principal amount of $2,980,631 shall not constitute a "Restricted Payment".

D-8

"Rimini I" means Oracle USA, Inc., et al. v. Rimini Street, Inc., Case No. 2:10-cv-00106-LRH-PAL in the United States District Court for Nevada., and any derivative actions, suits or proceedings related thereto.

"Rimini II" means Rimini Street, Inc. v. Oracle International Corp., Case No. 2:14-cv-0699 in the United States District Court for Nevada, any derivative actions, suits or proceedings related thereto.

"Security Agreement" means that certain Security Agreement, dated as of the date hereof (which agreement shall be in form and substance satisfactory to the Secured Parties), by and among Debtor, the other grantors from time to time party thereto and the Administrative Agent, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

"Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture, or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees, or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

"UCC" shall mean the Uniform Commercial Code as in effect in the State of Illinois; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Secured Parties’ Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

III.       INTEREST AND OTHER PAYMENTS

Interest on the Principal Amount of this Note outstanding from time to time will accrue from and including the Commencement Date to and including the date such Principal Amount is paid (i) at ten percent (10%) per annum (the "Cash Interest Rate") or, if lower, the highest rate permitted by applicable law (on the basis of a 360-day year consisting of twelve 30-day months) which shall accrue and be payable in cash on January 1, April 1, July 1 and October 1 of each year; provided that if any such date would otherwise occur on a day that is not a Business Day, such date shall instead be the immediately succeeding Business Day and (ii) at an additional three percent (3%) per annum (the "PIK Interest Rate", and together with the Cash Interest Rate, the "Interest") or, if lower, the highest rate permitted by applicable law (on the basis of a 360-day year consisting of twelve 30-day months) which shall accrue and be paid-in-kind and added to the Principal Amount due hereunder on January 1, April 1, July 1 and October 1 of each year; provided, that, on and after the date that is the [insert 5th anniversary of closing], 2023, all interest accruing thereafter shall be solely payable in cash on a current basis in an amount per annum equal to the Cash Interest Rate plus the PIK Interest Rate and no interest shall be paid-in-kind or accrued and added to the Principal Amount due hereunder. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the Maturity Date.

D-9

Debtor may prepay amounts due under this Note only as follows:

(i)    At any time on or prior to [_______], 20211, all or any part of the outstanding Principal Amount plus all accrued interest thereon may be prepaid in cash, at the option of Debtor upon a minimum of thirty (30) days' prior written notice, but subject to the right of the Holder to first convert the amount that Debtor proposes to prepay into shares of Common Stock in accordance with the conversion terms set forth herein.  Any such prepayments shall first be applied to the accrued but unpaid interest.  To the extent any such prepayments shall be applied to the Principal Amount such prepayment shall include an incremental cash amount equal to the additional amount of Interest such Principal Amount would have earned (whether in cash or Preferred Stock) if it had stayed outstanding through [            ] 2021; provided that Debtor (i) may not prepay more than $80,000,000 together with the amount of any redemptions previously made pursuant to Section 6(a) of the Certificate of Designations and the aggregate amount of any previous prepayments, (ii) may only fund such prepayments with proceeds received by Debtor from (x) the issuance and sale of Common Stock or (y) any award resulting from the appeal of the judgment in Rimini I or (iii) may make such redemptions using cash from operations provided that the Debtor has a minimum of $75,000,000 U.S. cash after giving effect to such redemption.

(ii)   All or any part of the outstanding Principal Amount plus all accrued interest thereon may be prepaid in cash at any time after  [_______], 20212, at the option of Debtor upon a minimum of thirty (30) days' prior written notice but subject to the right of the Holder to first convert the amount that Debtor proposes to prepay into shares of Common Stock in accordance with the conversion terms set forth herein.  Any such prepayments shall first be applied to the accrued but unpaid interest.

(iii)  Notwithstanding anything herein to the contrary, any prepayment of this Note must be accompanied by a ratable prepayment to each Holder of any other Notes then outstanding (based on amounts then due to each Holder under the Notes).

Debtor agrees to pay all reasonable and documented costs, charges and expenses incurred by Holder and its assigns (including, without limitation, costs of collection, court costs and reasonable attorneys' fees and disbursements) in connection with the enforcement of Holder's rights under this Note (such reasonable costs, charges and expenses being herein referred to as "Costs").  Debtor waives presentment for payment, protest, notice of protest and notice of nonpayment.

[1]	Note to Draft: To be third anniversary of the closing date.

[2]	Note to Draft: To be third anniversary of the closing date.

D-10

Debtor's obligations hereunder are absolute and unconditional, are not and will not be subject to any setoff or counterclaim and to the extent permitted by applicable law, will not be affected by any recharacterization (whether as equity or otherwise, whether in connection with a bankruptcy or insolvency proceeding or otherwise, and whether by order of a court, by any governmental agency or otherwise).

In the event that, for any reason, Holder is required to turn over, remit or disgorge any portion of principal which has been repaid, interest which has been paid or reimbursement for Costs which has been made to any person for any reason (including, without limitation, in connection with any bankruptcy or insolvency proceeding or in accordance with any applicable law or order of any court), such amounts will be immediately and automatically reinstated and will be due and payable obligations of Debtor.

IV.       CONVERSION RIGHT

At any time and from time to time after the Commencement Date, Holder may elect to convert all or a portion of the Obligations, into the number of shares of Common Stock (the "Per Share Amount") equal to the quotient of (i) the sum of (A) the amount of the Obligations to be converted plus (B) an amount equal to accrued but unpaid interest not previously added to the Obligations and (ii) $10.00 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization occurring after the Original Issue Date in respect of the Common Stock); provided that, as of any date of determination, the maximum aggregate number of shares of Common Stock into which all Holders may convert all Obligations owed to the Holders shall be equal to (X) 28,500,000 (as adjusted for any splits, combinations, reclassifications or similar adjustments), minus (Y) the total number of shares into which any shares of converted Preferred Stock or Notes had been converted prior to such date of determination by all Holders. The right of conversion may be exercised by Holder by delivering written notice specifying the amount of the Obligations to be converted to the office of Debtor. The conversion date shall be the date on which the notice of conversion is received by Debtor. Holder shall be treated for all purposes as the record holder or holders of such Common Stock as of such conversion date. As promptly as practicable on or after the conversion date (and in any event no later than three Trading Days thereafter), Debtor shall issue the number of whole shares of Common Stock issuable upon conversion, with any fractional shares (after aggregating all Obligations being converted on such date) paid in cash, calculated by multiplying such fraction by the volume weighted average of the Closing Prices of a share of Common Stock for the thirty (30) Trading Days prior to the date of conversion. Such delivery shall be made, at the option of the Holder, in certificated form or by book-entry. Any such certificate or certificates shall be delivered by Debtor to the appropriate holder on a book-entry basis or by mailing certificates evidencing the shares to the holders at their respective addresses as set forth in the conversion notice.

Debtor shall at all times after the Commencement Date reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Note, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all amounts hereunder. Any shares of Common Stock issued upon conversion hereunder shall be (i) duly authorized, validly issued and fully paid and nonassessable, (ii) shall rank pari passu with the other shares of Common Stock outstanding from time to time and (iii) shall be approved for listing on the principal national securities exchange or market on which the Common Stock is listed or admitted to trading (including any over-the-counter market).

D-11

Debtor and Holder shall each pay 50% of any and all transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion hereunder. Debtor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in the name of Holder, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to Debtor the amount of any such tax, or has established to the satisfaction of Debtor that such tax has been paid.

V.       Covenants

1.       Guarantors; Event of Default.

(a)       Except with respect to any Excluded Subsidiary, on the Closing Date, Debtor will cause each of its Domestic Subsidiaries, pursuant to the Guaranty, to guarantee the Obligations hereunder as Guarantors and grant to and create in favor of the Administrative Agent for the benefit of the Holders a continuing security interest and Lien under the UCC and all other applicable laws in and to all of the Collateral as security for the full and timely payment, observance and performance of the Obligations in accordance with the terms thereof and in connection with the transactions contemplated by the Purchase Agreement.  Notwithstanding anything to the contrary herein, in no event will any Excluded Asset be required to be pledged to secure or otherwise indirectly secure the Obligations.

(b)       If an Event of Default has occurred and is continuing, in addition to all other rights and remedies available to it hereunder or otherwise, the Administrative Agent (as directed pursuant to the Agreement Among Noteholders) shall have the right to accelerate all Obligations hereunder which shall immediately become due and payable; provided, however, that upon the occurrence of an Event of Default under clauses (i) or (j) of the definition of “Event of Default”, the unpaid Principal Amount under this Note and all interest, prepayment premium and other amounts as aforesaid shall automatically become due and payable, in each case without any further act of the Administrative Agent or Holder.  If such acceleration occurs prior to [_______], 2021, Holder shall be entitled to the additional cash amount equal to the additional amount of Interest such Principal Amount would have earned (whether in cash or Preferred Stock) had it stayed outstanding through [_____], 2021.  If an Event of Default has occurred and is continuing, without notice to Debtor, the Administrative Agent (as directed pursuant to the Agreement Among Noteholders) shall have the right to set off against and to appropriate and apply to the unpaid balance of all the Notes and all other Obligations, any obligations owing to Debtor or any Guarantor by Holder and any funds held in any manner for the account of Debtor or any Guarantor by Holder, and the Administrative Agent, for the benefit of Holder is hereby granted a security interest in and Lien on all such obligations and funds for such purpose.  Such set-off rights shall exist whether or not the Administrative Agent or Holder shall have made any demand under any of the Notes or other Obligations and whether the Notes or such other Obligations are matured or unmatured.

D-12

(c)       Debtor and each Guarantor hereby authorizes the Administrative Agent to file financing statements in which the Debtor or such Guarantor is listed as "debtor" and the Administrative Agent is list as "secured party" and the description of Collateral contains the words "all assets of Debtor" or "all personal property of Debtor" or words with similar effect, excluding however all Excluded Assets.

2.       Inspection.  The Debtor will, and will cause each of its Subsidiaries to, (a) keep adequate books of record and account in which full, true and correct entries in all material respects are made of all dealings and transactions in relation to its business and activities and (b) subject to Confidentiality Obligations (as defined in the Purchase Agreement) permit any representatives designated by Administrative Agent (including employees of Administrative Agent or any consultants, auditors, accountants, lawyers and appraisers retained by Administrative Agent) to visit and inspect any of the properties of Debtor and any of its respective Subsidiaries, to conduct audits, valuations and/or field examinations of Debtor and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent accountants and auditors, all upon reasonable prior written notice and at such reasonable times during normal business hours (so long as no Default or Event of Default has occurred and is continuing) and as often as may reasonably be requested and in no event no more than twice in any twelve consecutive month period; provided, that, unless an Event of Default has occurred and is continuing, the cost of only one (1) such visit and inspection per calendar year shall be borne by the Debtor; provided, further, that, if required by applicable law or when an Event of Default has occurred and is continuing, the Administrative Agent may do any of the foregoing at the expense of Debtor at any time and without advance notice and as many times as Administrative Agent may require.  The Debtor acknowledges that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute certain reports pertaining to the Debtor’s assets for internal use by Administrative Agent.

3.       Insurance. Debtor and each Guarantor will maintain or cause to be maintained, with financially sound and reputable insurers, insurance policies with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Debtor and such Guarantor and in such amounts as may customarily be carried or maintained under similar circumstances by businesses engaged in similar activities in similar geographic areas.  Without limiting the generality of the foregoing, Debtor and each Guarantor will maintain or cause to be maintained (A) flood insurance with respect to each flood hazard property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (B) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses.  Each such policy of insurance (other than any business interruption insurance policies) shall (1) name the Administrative Agent as an additional insured thereunder as its interests may appear, and (2) in the case of each casualty insurance policy, contain a lender’s loss payable clause or endorsement, reasonably satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent, on behalf of the Holders as the lender's loss payee thereunder.

D-13

4.       Preservation and Protection of Security Interest.  From and after the date hereof, Debtor and each Guarantor shall diligently preserve and protect Administrative Agent's security interest in the Collateral and shall, at its expense, cause such security interest in the Collateral to be perfected and continue perfected so long as the Obligations or any portion thereof are outstanding and unpaid (including, without limitation, by means of the delivery of all instruments, documents of title and securities to Administrative Agent with endorsements and documents of transfer reasonably satisfactory to Administrative Agent), and for such purposes, Debtor and each Guarantor shall from time to time at Administrative Agent's request and at its expense file or record, or cause to be filed or recorded, such instruments, documents and notices (including, without limitation, financing statements and continuation statements and mortgages and deeds of trust) as Administrative Agent may deem necessary or reasonably advisable from time to time to perfect and continue perfected such security interests.  Debtor and each Guarantor shall each do all such other acts and things and shall each execute and deliver all such other instruments and documents (including, without limitation, further security agreements, pledge agreements, pledges, endorsements, assignments and notices) as Administrative Agent may deem necessary or reasonably advisable from time to time to perfect and preserve the junior priority of Administrative Agent's security interest in the Collateral, as a perfected security interest in the Collateral.  Debtor and each Guarantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Administrative Agent may reasonably request in order to effect the purposes of this Note or the Security Agreement, including, without limitation:  (A) executing and filing (to the extent, if any, that Debtor's or any Guarantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Administrative Agent may request in order to perfect and preserve the security interest purported to be created hereby, (B) furnishing to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail, and (C) taking all actions required by any applicable law in any relevant UCC jurisdiction or by other law as applicable in any foreign jurisdiction in accordance with the terms of the Security Agreement.  The Administrative Agent, and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of Debtor and each Guarantor to do, at Debtor's and such Guarantor’s expense, all acts and things which the Administrative Agent may deem necessary or advisable to preserve, perfect and continue perfected the Secured Parties’ security interest in the Collateral (including, without limitation, the signing of financing, continuation or other similar statements and notices on behalf of Debtor), which appointment is irrevocable and coupled with an interest; provided that the Administrative Agent shall not have the right to exercise such power of attorney unless an Event of Default has occurred and is continuing.  Debtor and each Guarantor will, upon the Administrative Agent's reasonable written request, execute any documents and take any commercially reasonable actions (including all actions described above in this paragraph) necessary to grant and perfect a security interest in favor of the Secured Parties in any assets of Debtor or any Guarantor included in the Collateral.

5.       Application of Proceeds.  Subject to the Agreement Among Noteholders, any Collateral (including Proceeds of the Collateral) held, received or realized upon at any time by Administrative Agent shall be applied as follows:

D-14

(a)       First, to reimburse Administrative Agent for expenses and fees incurred for which Debtor is obligated to pay Administrative Agent hereunder and in accordance with any other Note (including, without limitation, reasonable attorneys' fees and other legal expenses);

(b)       Second, to the satisfaction of all other Obligations; and

(c)       Third, the balance, if any, to Debtor or as otherwise required by law.

If the Proceeds of the Collateral shall be insufficient to fully discharge and satisfy the Obligations, Debtor and the Guarantors shall be liable for the deficiency, and if a surplus results after lawful application of such proceeds, Debtor shall be entitled to any such surplus.  To the extent the full amount due hereunder is not paid when due amounts shall first be applied to accrued but unpaid interest.

6.       Bank Accounts.  From and after the date hereof, at the request of Administrative Agent, Debtor and the Guarantors shall execute and deliver to Administrative Agent a "springing" deposit account control agreement, in form and substance reasonably satisfactory to Administrative Agent and accompanied by an appropriate executed acknowledgment, with respect to each bank or other financial institution where Debtor or any Guarantor maintains its primary US Deposit Accounts that are not Excluded Accounts.  So long as no Event of Default shall have occurred and be continuing, Administrative Agent shall not freeze, block or withdraw any funds from such accounts and Debtor or such Guarantor shall be entitled to withdraw any and all funds from such accounts.

7.       Continuing Validity of Obligations and Further Assurances.  From and after the date hereof:

(a)       The agreements and obligations of Debtor and the Guarantors hereunder are continuing agreements and obligations and are absolute and unconditional irrespective of the genuineness, validity or enforceability of this Note or any other instrument or instruments now or hereafter evidencing the Obligations or any part thereof or any other agreement or agreements now or hereafter entered into by Administrative Agent, Debtor and the Guarantors pursuant to which the Obligations or any part thereof is issued or, to the fullest extent permitted by applicable law, of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations, other than payment in full of the Obligations.

(b)       Without limitation upon the foregoing, such agreements and obligations shall continue in full force and effect as long as the Obligations or any part thereof remains outstanding and unpaid and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Obligations in whole or in part, (ii) any extension of the time of payment of any of the Notes or other instrument or instruments now or hereafter evidencing the Obligations or any part thereof, (iii) any compromise or settlement with respect to the Obligations or any part thereof, or any forbearance or indulgence extended to Debtor, (iv) any amendment to or modification of the terms of any of the Notes or other instrument or instruments now or hereafter evidencing the Obligations or any part thereof or any other agreement or agreements now or hereafter entered into by Holder and Debtor pursuant to which the Obligations or any part thereof is issued or secured, (v) any substitution, exchange or release of, or failure to preserve, perfect or protect, or other dealing in respect of, the Collateral or any other property or any security for the payment of the Obligations or any part thereof, (vi) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against Debtor or any Guarantor or (vii) to the fullest extent permitted by applicable law, any other matter or thing whatsoever whereby the agreements and obligations of Debtor or any Guarantor hereunder would or might otherwise be released or discharged other than payment in full of the Obligations and termination of Holder's commitment to lend to Debtor.  Debtor and each Guarantor each hereby waives notice of the acceptance of this Note by Holder.

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(c)       To the extent that Debtor or any Guarantor makes a payment or payments to Holder or Holder receives any payment or proceeds of the Collateral, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Debtor, any Guarantor or a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause of action, then, to the extent of such payment or proceeds, the Obligations or portion thereof intended to be satisfied and this Note shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by such party.

8.       Defeasance.  Upon payment in full of the Obligations, this Note shall terminate and be of no further force and effect (except for the provisions of Sections 7 and 8 hereof which shall survive), and in such event the Administrative Agent and Holder shall, at Debtor's expense and without recourse, representation or warranty, redeliver and reassign to Debtor and the Guarantors the Collateral and take all action necessary to terminate the Administrative Agent's security interest in the Collateral.  This Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.       Indemnification and Expenses.  From and after the date hereof Debtor and the Guarantors shall indemnify and hold harmless the Administrative Agent and Holder from and against any and all claims and losses arising out of this Note and the granting to the Administrative Agent, for the benefit of Holder, of a security interest and Lien in the Collateral hereunder, except claims and losses arising from the Administrative Agent's or Holder's breach hereof or the Administrative Agent or Holder's gross negligence or willful misconduct.  Debtor shall pay each of the Administrative Agent and each Holder on demand the amount of any reasonable and documented out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by each of the Administrative Agent and each Holder in connection with the enforcement of this Note or any of the other Notes.

10.       Notice of Defaults. Promptly (and in any event within one (1) Business Day) upon any officer of the Debtor or any of its Subsidiaries obtaining knowledge of any condition or event that constitutes a Default or an Event of Default or that notice has been given to the Debtor or any of its Subsidiaries with respect thereto the Debtor will deliver to the Administrative Agent a certificate of an officer of the Debtor specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, event or condition or change, and what action the Debtor and its Subsidiaries have taken, are taking and propose to take with respect thereto.

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11.       Dispositions. Debtor shall not, nor shall it permit any of its Subsidiaries to, merge or consolidate, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sublease (as lessor or sublessor), exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment and capital expenditures in the ordinary course of business) the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any person or any division or line of business or other business unit of any person, except:

(a)       any Subsidiary of Debtor may be merged with or into Debtor or any other Obligor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to another Subsidiary; provided, that in the case of such a merger, Debtor or another Obligor shall be the continuing or surviving Person and (ii) any Subsidiary of Debtor that is not an Obligor may be merged with or into Debtor or any other Subsidiary), or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to another Subsidiary;

(b)       sales of inventory in the ordinary course of business;

(c)       non-exclusive licenses or sublicenses with respect to its intellectual property in the ordinary course of business;

(d)       sales, transfers, conveyances, trade-ins or other dispositions of obsolete, surplus, worn-out or unneeded property in the ordinary course of business;

(e)       if no Default or Event of Default has occurred and is continuing, sales, conveyances and other transfers the proceeds of which (i) are no more than $625,000 with respect to any single transfer or series of related transfers, and (ii) when aggregated with the proceeds of all other transfers made within the same fiscal year, are no more than $2,500,000; provided, that (A) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the Debtor) and (B) no less than 75% of the aggregate sales price thereof shall be paid in cash;

(f)        [reserved];

(g)       leases or subleases with respect to Debtor’s assets in the ordinary course of business;

(h)       [reserved];

(i)         Debtor and its Subsidiaries may create wholly-owned Subsidiaries (and, to the extent an Investment is made in connection therewith, such Investment is permitted by the penultimate paragraph of this Section 11);

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(j)         dispositions of cash and cash equivalents;

(k)        (i) the lapse of registered intellectual property of Debtor and its Subsidiaries to the extent not economically desirable in the business judgment of Debtor and its Subsidiaries or (ii) the abandonment of intellectual property rights in the ordinary course of business;

(l)         any involuntary loss, damage or destruction of property;

(m)       any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property;

(n)       [reserved];

(o)       [reserved];

(p)       terminations of leases, subleases, licenses and sublicenses in the ordinary course of business;

(q)       (i) dispositions or discounts without recourse of accounts receivable or other rights to payment in connection with the compromise or collection thereof and (ii) dispositions in connection with surrender, waiver or settlement of rights or claims, in each case in the ordinary course of business;

(r)         the issuance of directors’ qualifying shares or other nominal amount of shares of Capital Stock required to be held by Persons other than Debtor and its Subsidiaries as required by applicable law;

(s)        refunds of upfront payments made in accordance with the terms of customer contracts entered into in the ordinary course of business or as required by a court of competent jurisdiction in respect of a bankruptcy or insolvency proceeding of a customer; and

(t)        other sales, transfers, conveyances, assignments or dispositions (excluding capital stock) having a fair market value (as reasonably determined in good faith by Debtor) not in excess of $1,250,000 during any fiscal year.

Notwithstanding anything to the contrary in the foregoing, Section 11 shall restrict investments involving transfers or other distributions of assets (including cash and cash equivalents), except for the following: (i) investments entered into between and among the Debtor and its Domestic Subsidiaries, (ii) investments in existence on the Closing Date made by Debtor or any of its Domestic Subsidiaries in any Foreign Subsidiary, (iii) investments made after the Closing Date by (x) the Debtor or any of its Domestic Subsidiaries in (y) any of its Foreign Subsidiaries so long as the total amount at any time outstanding pursuant to this clause (y) does not exceed the greater of (1) $2,000,000 and (2) 1% of the consolidated revenue of Debtor and its Subsidiaries (determined in accordance with GAAP) as of the most recently ended four fiscal quarter period as set forth in Debtor’s Form 10-Q or Form 10-K, as applicable, most recently filed with the U.S. Securities and Exchange Commission, (iv) investments made by (x) any Foreign Subsidiary in (y) Debtor or any of its Subsidiaries and (v) other investments in an amount not to exceed $250,000 at any time outstanding.

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Notwithstanding anything to the contrary in the foregoing, none of (i) Restricted Payments permitted by Section 12 or (ii) Liens on Indebtedness not restricted by Section 8.11 of the Purchase Agreement shall in each case be considered a disposition restricted by this Section 11.

12.       Restricted Payments.  From and after the Commencement Date, neither Debtor nor any of its Subsidiaries shall make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(a)        Restricted Payments in respect of the Preferred Stock in accordance with the terms of the Certificate of Designations;

(b)       dividends or distributions made by a Subsidiary of Debtor to Debtor or any Guarantor (or, in the case of a dividend or distribution by a Subsidiary that is not a Guarantor, to Debtor or another Subsidiary of Debtor);

(c)        the conversion of Preferred Stock, this Note or any other Secured Promissory Note into Common Stock;

(d)        the payment of cash for fractional shares of Common Stock upon conversion of Preferred Stock, this Note or any other Secured Promissory Note into Common Stock;

(e)        payments of regularly scheduled principal, interest, commitment fees and agency fees as and when due in in respect of any unsecured indebtedness of Debtor or any of its Subsidiaries so long as immediately prior to, and immediately after giving effect to, any such payments no Event of Default shall have occurred or be continuing;

(f)        Restricted Payments to repurchase, redeem or otherwise acquire for value Capital Stock of Debtor held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates) of Debtor or its Subsidiaries, upon their death, disability, resignation, retirement, severance or termination of employment or service; provided, that the aggregate cash consideration paid for all such redemptions and payments shall not exceed, in any fiscal year, $1,000,000 (with 50% of unused amounts in any fiscal year being carried over to the immediately succeeding fiscal year) or $2,500,000 in the aggregate during the term of this Note;

(g)       Restricted Payments payable solely in Qualified Capital Stock;

(h)       exchanges or purchases of out-of-the-money warrants of Debtor with Qualified Capital Stock, and the payment of cash expenses related to such exchanges or purchases;

(i)         cashless exercises of options and warrants of Debtor; and

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(j)         the payment of general administrative costs and operational expenses (including corporate credit cards, capital leases and customer and vendor guarantees), in each case, which are reasonable and customary and incurred in the ordinary course of business.

13.       Reporting Requirements.  From and after the Commencement Date and receipt by the Debtor of a request from Holder for the information contemplated by this section, subject to Confidentiality Obligations, the Debtor shall give written notice to Holder:

(a)        as soon as available and in any event not later than 25 days after the end of each fiscal month of the Debtor, internally prepared consolidated balance sheets, statements of operations and statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding fiscal year of the Debtor and ending with the end of such fiscal month, setting forth in each case in comparative form the figures for the corresponding date or period set forth in the financial statements for the immediately preceding fiscal year of the Debtor, all in reasonable detail and certified by an officer of the Debtor as fairly presenting, in all material respects, the financial position of the Debtor and its Subsidiaries as at the end of such fiscal month and the results of operations and cash flows of the Debtor and its Subsidiaries for such fiscal month and for such year-to-date period, in accordance with GAAP (except those exceptions set forth in such financial statements that are reasonably acceptable to the Administrative Agent) applied in a manner consistent with that of the most recent audited financial statements furnished to the Holder, subject to the absence of footnotes and normal year-end adjustments; and

(b)        as soon as available and in any event not later than 25 days after the end of each fiscal month of the Debtor, reports in form and detail reasonably satisfactory to the Administrative Agent and certified by an officer of the Debtor as being accurate and complete in all material respects (i) listing all accounts receivable of the Obligors as of such day, which shall include the amount and age of each such account receivable, showing separately those which are more than 30, 60, 90 and 120 days past due and a description of all known Liens, set-offs, defenses and counterclaims with respect thereto, together with a reconciliation of such schedule with the schedule delivered to the Holder pursuant to this clause (b)(i) for the immediately preceding fiscal month, and such other information as the Holder may reasonably request, and (ii) listing all accounts payable of the Obligors as of each such 30, 60, 90 and 120 days past due which shall include the amount and age of each such account payable, and such other information as the Holder may reasonably request.

VI.  MISCELLANEOUS

1.	Debtor agrees that any delay on the part of the holder of this Note in exercising any rights hereunder will not operate as a waiver of such rights, and further agrees that any payments received hereunder will be applied first to Costs, then to interest and the balance to principal.

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2.	Assignments.

(a)	Prior to the Commencement Date, this Note may not be transferred by the Holder other than automatic assignment in whole or in part in connection with any transfer by Holder of the Holder's Preferred Stock originally issued on or about the Original Issue Date. After the Commencement Date, subject to Section 2(b), Holder may assign all or a portion of this Note upon its surrender to Debtor for registration of transfer, duly endorsed, accompanied by a duly executed written instrument of transfer in form satisfactory to Debtor; provided that, so long as no Event of Default has occurred and is continuing under clauses (a), (b), (g), (i) and (j) of the definition thereof, no such assignment shall be made to an Ineligible Assignee without the prior written consent of Debtor. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like Principal Amount and interest shall be issued to, and registered in the name of, the transferee. Debtor's obligations hereunder will be binding upon its successors and assigns; provided that neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Debtor without the prior written consent of the Required Holders.

(b)	Holder understands and agrees that the Notes and the Common Stock into which the Notes are convertible are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that such Notes have not been and will not be registered under the Securities Act and that such Notes may be offered, resold, pledged or otherwise transferred only (i) in a transaction not involving a public offering, (ii) pursuant to an exemption from registration under the Securities Act, or (iii) to the Company or one of the Company Subsidiaries, in each of cases (i) through (iii) in accordance with any applicable state and federal securities laws, and that it will notify any subsequent purchaser of Notes from it of the resale restrictions referred to above, as applicable.

(c)	This Note shall be a registered note. Debtor will keep, at its principal executive office, books for the registration and registration of transfer of this Note. Transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of Debtor. Prior to presentation of this Note for registration of transfer, Debtor shall treat the Person in whose name this Note is registered as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all purposes whatsoever, whether or not this Note shall be overdue, and Debtor shall not be affected by notice to the contrary. Holder, at its option, may in person or by duly authorized attorney surrender the same for exchange at Debtor’s chief executive office, and promptly thereafter and at Debtor’s expense receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by Debtor of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Note and (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (ii) in the case of mutilation, upon surrender thereof, the Debtor, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

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3.	No provision of this Note may be amended, waived or modified without the written consent of the Debtor, the Holder and such other Holders as may be required to approve such amendment, waiver or modification pursuant to Section 4.4 of the Agreement Among Noteholders.

4.	Anything herein to the contrary notwithstanding, this Note is subject to the terms of that certain Agreement Among Noteholders dated as of the date hereof entered into amongst the Administrative Agent, Holder and other lenders issued notes in connection with the transactions contemplated by the Purchase Agreement (the "Agreement Among Noteholders").

5.	This Note will be governed by and construed in accordance with the domestic laws of the State of Delaware applicable to contracts made and performed entirely within the State of Delaware.

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IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

RIMINI STREET, INC.

By:
Name:
Title:

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SCHEDULE I

Ineligible Assignees

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EXHIBIT A

Form of Guaranty Agreement

See attached.

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